PACIFIC SELECT
EXEC II - NY           PROSPECTUS MAY 1, 2002

                       Pacific Select Exec II - NY is a flexible premium variable life insurance policy issued by Pacific Life & Annuity Company.

This policy is not     This prospectus provides information that you should
available in all       know before buying a policy. It's accompanied by a
states. This           current prospectus for the Pacific Select Fund, a fund
prospectus is not      that provides the underlying portfolios for the
an offer in any        variable investment options offered under the policy.
state or               Please read these prospectuses carefully and keep them
jurisdiction where     for future reference.
we're not legally
permitted to offer     Here's a list of all of the investment options
the policy.            available under your policy:

The policy is          VARIABLE INVESTMENT OPTIONS
described in
detail in this         Blue Chip                International Value
prospectus. The
Pacific Select         Aggressive Growth        Capital Opportunities
Fund is described
in its prospectus      Emerging Markets         Mid-Cap Growth
and in its
Statement of           Diversified Research     Global Growth
Additional
Information (SAI).     Small-Cap Equity         Equity Index
No one has the
right to describe      International Large-Cap  Small-Cap Index
the policy or the
Pacific Select         I-Net Tollkeeper(SM)     Real Estate
Fund any                                         (formerly called "REIT")
differently than       Financial Services
they have been                                  Inflation Managed
described in these     Health Sciences
documents.                                      Managed Bond
                       Technology
You should be                                   Money Market
aware that the         Telecommunications
Securities and                                  High Yield Bond
Exchange               Multi-Strategy
Commission (SEC)                                Equity Income
has not reviewed       Large-Cap Core
the policy for its      (formerly called        Research
investment merit,       "Equity Income")
and does not                                    Equity
guarantee that the     Strategic Value
information in                                  Aggressive Equity
this prospectus is     Growth LT
accurate or                                     Large-Cap Value
complete. It's a       Focused 30
criminal offense
to say otherwise.      Mid-Cap Value

                       FIXED OPTIONS

                       Fixed Account

                       Fixed LT Account

YOUR GUIDE TO THIS PROSPECTUS


An overview of Pacific Select Exec II - NY                             4
------------------------------------------------------------------------
Pacific Select Exec II - NY basics                                    12
Owners, person insured by the policy, and beneficiaries               13
Policy date, monthly payment date, policy anniversary date            14
Statements and reports we'll send you                                 15
Your right to cancel                                                  15
Timing of payments, forms and requests                                16
Telephone and electronic transactions                                 17
------------------------------------------------------------------------
The death benefit                                                     18
Choosing your death benefit option                                    18
Choosing a death benefit qualification test                           19
Comparing the death benefit options                                   20
When we pay the death benefit                                         22
Changing your death benefit option                                    22
Changing the face amount                                              23
Optional riders                                                       24
------------------------------------------------------------------------
How premiums work                                                     26
Planned periodic premium payments                                     26
Paying your premium                                                   26
Deductions from your premiums                                         27
Allocating your premiums                                              28
Limits on the premium payments you can make                           29
------------------------------------------------------------------------
Your policy's accumulated value                                       30
Calculating your policy's accumulated value                           30
Monthly deductions                                                    30
Lapsing and reinstatement                                             33
------------------------------------------------------------------------
Your investment options                                               35
Variable investment options                                           35
Fixed options                                                         40
Transferring among investment options                                 40
Transfer programs                                                     41
------------------------------------------------------------------------
Withdrawals, surrenders and loans                                     43
Making withdrawals                                                    43
Taking out a loan                                                     44
Ways to use your policy's loan and withdrawal features                45
Automated income option                                               46
Surrendering your policy                                              48
Policy restoration                                                    49
Benefits at maturity                                                  49
------------------------------------------------------------------------
General information about your policy                                 50
------------------------------------------------------------------------
Variable life insurance and your taxes                                53
------------------------------------------------------------------------
About PL&A                                                            57
------------------------------------------------------------------------
Financial statements of Pacific Select Exec Separate Account        SA-1
------------------------------------------------------------------------
Financial statements of Pacific Life & Annuity Company             PLA-1
------------------------------------------------------------------------
Appendices
Appendix A: Rates per $1,000 of initial face amount                  A-1
Appendix B: Death benefit percentages                                B-1
------------------------------------------------------------------------
Where to go for more information                              back cover

                       Terms used in this prospectus
                       We've tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We've identified some of these below and the pages where you'll find an explanation of what they mean.

                       If you have any questions, please ask your registered representative or call us at 1-888-595-6997.

                        Accumulated value                 30    Lapse                        33
                        Accumulation units                38    Loan account                 44
                        Age                               13    Maturity date                13
In this prospectus,     Allocation                        28    Modified endowment contract  55
you and your mean       Assignment                        52    Monthly payment date         14
the policyholder or     Beneficiary                       14    Net amount at risk           19
owner. PL&A, we, us     Business day                      16    Net cash surrender value     48
and our refer to        Cash surrender value              48    Net investment factor        38
Pacific Life &          Cash value accumulation test      19    Net premium                  26
Annuity Company.        Contingent beneficiary            14    Net single premium           19
The fund refers to      Cost of insurance rate            30    Outstanding loan amount      44
Pacific Select          Death benefit                     18    Planned periodic premium     26
Fund. Policy means      Death benefit percentage          19    Policy anniversary           14
a Pacific Select        Death benefit qualification test  19    Policy date                  14
Exec II - NY            Face amount                       18    Policy year                  14
variable life           Fixed account                     40    Portfolio                    35
insurance policy,       Fixed LT account                  40    Proper form                  16
unless we state         Fixed options                     40    Reinstatement                34
otherwise. Pacific      General account                   58    Riders                       24
Life and the            Guideline minimum death benefit   19    Separate account             58
administrator mean      Guideline premium limit           29    Seven-pay limit              55
Pacific Life            Guideline premium test            19    Tax code                     53
Insurance Company.      Illustration                      15    Unit value                   38
                        In force                          12    Variable account             35
                        Income benefit                    50    Variable investment option   35
                        Joint owners                      13

AN OVERVIEW OF PACIFIC SELECT EXEC II - NY

                       This overview tells you some key things you should know about your policy. It's designed as a summary only-- please read the entire prospectus and your policy for more detailed information.

                       Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what's in this prospectus.

                      ---------------------------------------------------------
Pacific Select Exec    Pacific Select Exec II - NY is a flexible premium
II - NY basics         variable life insurance policy.

This policy may be     . Flexible premium means you can vary the amount and
appropriate if you       frequency of your premium payments.
want to provide a
death benefit for      . Variable means the policy's value depends on the
family members or        performance of the investment options you choose.
others or to help
meet other long-       . Life insurance means the policy provides a death
term financial           benefit to the beneficiary you choose.
objectives. It may
not be the right       In addition to providing a death benefit that is
kind of policy if      generally free of federal income tax, any growth in
you plan to            your policy's accumulated value is tax-deferred. You
withdraw money for     can choose from 33 variable investment options, each of
short-term needs.      which invests in a corresponding portfolio of the
                       Pacific Select Fund, and two fixed options, both of
Please discuss your    which provide a guaranteed minimum rate of interest.
insurance needs and
financial              You may choose to allocate net premiums and accumulated
objectives with        value to no more than 20 investment options at any one
your registered        time.
representative.
                       When the person insured by this policy reaches age 100,
You'll find more       the policy will mature. We'll pay you the policy's net
about the basics of    cash surrender value on the maturity date if the person
Pacific Select Exec    insured by the policy is still living.
II - NY starting on
page 12.               Pacific Select Exec II - NY is designed for long-term
                       financial planning. Please take some time to read the information in this prospectus before you decide if this life insurance policy meets your insurance needs and financial objectives.

                       Your right to cancel
                       During the free look period, you have the right to cancel your policy and return it to us or your registered representative for a refund. We'll refund the amount of your premium payments. We'll hold the net premiums in the Money Market investment option until the free look transfer date.

                      ---------------------------------------------------------
The death benefit      You can choose one of three death benefit options
                       depending on what is more important to you: a larger
Your policy            death benefit or building the accumulated value of your
provides a death       policy.
benefit for your
beneficiary after      The death benefit will always be the greater of the
the person insured     death benefit under the option you choose or the
by the policy has      guideline minimum death benefit.
died, as long as
your policy is in      This policy offers two ways to calculate the guideline
force.                 minimum death benefit: the cash value accumulation test
                       and the guideline premium test. These are called death
You'll find more       benefit qualification tests. The test you choose will
about the death        generally depend on the amount of premiums you want to
benefit starting on    pay. In general, you should choose the cash value
page 18.               accumulation test if you do not want to limit the
                       amount of premiums you can pay into your policy.

                       You cannot change your death benefit qualification test. But you can change your death benefit option and increase or decrease your policy's face amount (with certain restrictions) while your policy is in force. Any of these changes may affect your policy charges.

                       Optional riders
                       There are seven optional riders that provide extra benefits, some at additional cost.

                      ---------------------------------------------------------
How premiums work      Deductions from your premiums
                       We deduct a premium load from each premium payment you
Your policy gives      make. The premium load is made up of a sales load, a
you the flexibility    state and local tax charge, and a federal tax charge.
to choose the
amount and             Limits on the premium payments you can make
frequency of your      Federal tax law puts limits on the premium payments you
premium payments       can make in relation to your policy's death benefit. We
within certain         may refuse all or part of a premium payment you make,
limits. Each           or remove all or part of a premium from your policy and
premium payment        return it to you under certain circumstances.
must be at least
$50.

You'll find more
about how premiums
work starting on
page 26.

                      ---------------------------------------------------------
Your policy's          Accumulated value is the value of your policy on any
accumulated value      business day. It is not guaranteed - it depends on the
                       performance of the investment options you've chosen,
Accumulated value      the premium payments you've made, policy charges, and
is used as the         how much you've borrowed or withdrawn from the policy.
basis for
determining policy     Monthly deductions
benefits and           We deduct a monthly charge from your policy's
charges. If there      accumulated value on each monthly payment date. The
is not enough          charge is made up of cost of insurance, an
accumulated value      administrative charge, and a mortality and expense risk
to cover policy        charge. If you add any riders, we'll add any charges
charges, your          for them to your monthly charge.
policy could lapse.
                       Lapsing and reinstatement
You'll find more       If there is not enough accumulated value to cover the
about accumulated      monthly charge on the day we make the deduction, your
value starting on      policy may lapse - which means you'll no longer have
page 30.               any insurance coverage. If your policy is in danger of
                       lapsing, we'll give you a grace period of 61 days to pay the required premium. If your policy lapses at the end of the grace period, you have five years from the day it lapses to apply for a reinstatement. You cannot reinstate your policy after its maturity date.

AN OVERVIEW OF PACIFIC SELECT EXEC II - NY

                      ---------------------------------------------------------
Your investment        You can choose from 33 variable investment options,
options                each of which invests in a corresponding portfolio of
                       the Pacific Select Fund. Pacific Life is the investment
The investment         adviser for the Pacific Select Fund. It oversees the
options you choose     management of all the fund's portfolios and manages two
will affect your       of the portfolios directly. It has retained other
policy's               portfolio managers to manage the other portfolios. The
accumulated value,     value of each portfolio will fluctuate with the value
and may affect the     of the investments it holds, and returns are not
death benefit.         guaranteed.

Your policy's          You can also choose from two fixed options, the Fixed
accumulated value      account and the Fixed LT account, both of which provide
may be allocated to    a guaranteed minimum annual interest rate of 3% during
up to 20 investment    the first 10 policy years, and 3.3% thereafter. We may
options at any one     offer a higher interest rate. If we do, we'll guarantee
time.                  that rate for one year.

Please review the      We allocate your premium payments and accumulated value
investment options     to the investment options you choose. Your policy's
carefully and ask      accumulated value will fluctuate depending on the
your registered        investment options you've chosen. You bear the
representative to      investment risk of any variable investment options you
help you choose the    choose.
right ones for your
goals and risk         We'll hold your premium payments in the Money Market
tolerance.             investment option until the free look transfer date.
                       Please turn to Your right to cancel for details.
You'll find more
about the
investment options
starting on page
35.

You'll find out        Transferring among investment options
more about our         You can transfer among the investment options during
automatic transfer     the life of your policy without paying any current
programs starting      income tax. There is currently no charge for transfers.
on page 41.
                       You can make as many transfers as you like between variable investment options. You can also make automatic transfers from one variable investment option to another using our dollar cost averaging or portfolio rebalancing programs. These programs are not available for the fixed options.

We reserve the         You can only make one transfer from each fixed option
right, in our sole     in any 12-month period. For the Fixed account, each
discretion, to         transfer may be no more than $5,000 or 25% of the
waive the transfer     accumulated value in the Fixed account, whichever is
restrictions on the    greater. For the Fixed LT account, each transfer may be
fixed options.         no more than $5,000 or 10% of the accumulated value in
Please contact us      the Fixed LT account, whichever is greater. You can
or your registered     only transfer to the Fixed LT account in the policy
representative to      month right before each policy anniversary.
find out if a
waiver is currently    Beginning October 1, 2001, the restrictions for
in effect.             transfers from the Fixed LT account are temporarily
                       waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.

                       You can also make automatic transfers from the Fixed account to other investment options during the first policy year using our first year transfer program.

                      ---------------------------------------------------------
Withdrawals,           You can take out all or part of your policy's
surrenders and         accumulated value while your policy is in force by
loans                  making withdrawals or surrendering your policy. You can
                       take out a loan from us using your policy as security.
Making a               You can also use your policy's loan and withdrawal
withdrawal, taking     features to supplement your income, for example, during
out a loan or          retirement.
surrendering your
policy can change      Making withdrawals
your policy's tax      You can withdraw part of your policy's net cash
status, generate       surrender value starting on your policy's first
taxable income, or     anniversary. This reduces your policy's accumulated
make your policy       value and could affect the face amount and death
more susceptible to    benefit.
lapsing. Be sure to
plan carefully         Taking out a loan
before using these     You can take out a loan from us using your policy's
policy benefits.       accumulated value as security. You pay interest at an
                       annual rate of 3.55% on the amount you borrow. The
You'll find more       accumulated value used to secure your loan is set aside
about withdrawals,     in a loan account, where it earns interest at an annual
surrenders and         rate of 3% during the first 10 policy years, and 3.3%
loans starting on      thereafter.
page 43.
                       The amount in the loan account is not available to help pay for any policy charges. Taking out a loan affects the accumulated value of your policy because the amount set aside in the loan account misses out on the potential earnings available through the investment options.

                       Surrendering your policy
                       You can surrender or cash in your policy for its net cash surrender value while the person insured by the policy is still living. If you surrender your policy during the first 10 policy years, we'll apply a surrender charge. If you increase your policy's face amount and surrender your policy during the first 10 years after the increase, we'll apply a surrender charge to the amount of the increase.

                      ---------------------------------------------------------
Variable life          Your beneficiary generally will not have to pay federal
insurance and your     income tax on death benefit proceeds. You'll also
taxes                  generally not be taxed on any or all of your policy's
                       accumulated value unless you receive a cash
There are tax          distribution by making a withdrawal or surrendering
issues to consider     your policy.
when you own a life
insurance policy.      If your policy is a modified endowment contract, all
These are described    distributions you receive during the life of the policy
in detail starting     may be subject to tax and a 10% penalty.
on page 53.

                      ---------------------------------------------------------
About PL&A             PL&A is a life insurance company based in Arizona. We
                       issue the policies. Pacific Select Distributors, Inc.,
When you buy a life    our affiliate, is the distributor of the policies.
insurance policy,
you're relying on      How our accounts work
the insurance          We put your premium payments in our general and
company that issues    separate accounts. We own the assets in our accounts
it to be able to       and make the allocations to the investment options
meet its financial     you've chosen.
obligations to you.
                       Amounts allocated to the fixed options are held in our
You'll find more       general account. Our general account includes all of
about PL&A, and our    our assets, except for those held in our separate
strength as a          accounts. Our ability to meet our obligations under the
company, starting      policy is backed by our strength as an insurance
on page 57.            company.

We may use any         Amounts allocated to the variable investment options
profit derived from    are held in our separate account. The assets in this
any charges under      account are kept separate from the assets in our
the policy for any     general account and our other separate accounts, and
lawful purpose,        are protected from our general creditors.
including our
distribution and
administrative
expenses.

AN OVERVIEW OF PACIFIC SELECT EXEC II - NY

                                            This section of the overview explains the fees and expenses associated with your Pacific Select Exec II - NY policy.

                                           ------------------------------------------------------------------------------------
Understanding policy expenses
and cash flow                                    -------------------
                                                   Your premium     ------------------------------------------------- v
The chart to the right illustrates how                                                                          ---------------
cash normally flows through a Pacific              You make a                                                    We deduct a
Select Exec II - NY policy.                        premium payment                                               premium load.
                                                 -------------------
The dark shaded boxes show the fees and          -------------------                                            ---------------
expenses you pay directly or indirectly            Net premium
under your policy. These are explained
in the pages that follow.                          We allocate the  --------------------------------------------------
                                                   net premium to the
We'll hold your net premium payments in            investment options
the Money Market investment option                 you choose
until the free look transfer date.               -------------------
Please turn to Your right to cancel for
details.                                         v---------------------------v

                                           --------------------        ---------------      -----------------   ---------------
                                             Fixed options             Variable             Pacific Select       The fund
                                             We hold                   investment           Fund                 deducts
                                             amounts you               options                                   advisory fees
                                             allocate to these                         ---  The variable    ---  and other fund
                                             options in our            We hold              investment           expenses from
                                             general account           amounts you          options invest       the portfolios
                                                                       allocate to these    in the fund's
                                                                       options in our       portfolios
                                                                       separate account
                                           --------------------        ------------------  -----------------   -------------------
                                                                   -----                                       -------------------
                                                                                   We make monthly deductions    We deduct:
                                                                                   ---------------------------   . cost of
                                                                        v                                          insurance
                                           ---------------        ----------------                               . administrative
                                           Loan account           Accumulated                                      charge
                                           Accumulated            Value                                          . mortality
                                           value set aside ----                                                    and expense
                                           to secure a            The total value                                  risk charge
                                           policy loan            of your policy                                 . rider charges
                                           ---------------        ----------------
                                                                                                               -------------------
                                                                                                               -------------------
                                                                                    If you make a withdrawal     We deduct a
                                                                                   ---------------------------   withdrawal charge
                                                                                                               -------------------
                                                                                                               -------------------
                                                                                                                 We deduct a
                                                                                                                 surrender charge
                                                                                If you surrender your policy     . during the first
                                                                                ----------------------------       10 policy years
                                                                                                                 . during the first
                                                                                                                   10 years after
                                                                                                                   you increase the
                                                                                                                   face amount
                                                                                                              --------------------

                      ---------------------------------------------------------
Deductions from        We deduct a premium load from each premium payment you
your premiums          make. The load is made up of three charges:

The premium load is    Sales load - 2.5% of each premium payment.
explained in more
detail on page 27.     State and local tax charge - 2.35% of each premium
                       payment.

                       Federal tax charge - 1.50% of each premium payment.

                      ---------------------------------------------------------
Deductions from        We deduct a monthly charge from your policy's
your policy's          accumulated value in the investment options on each
accumulated value      monthly payment date. This charge is made up of three
                       charges:
The monthly charge
is explained in        Cost of insurance - We deduct a cost of insurance
more detail            charge based on the cost of insurance rate for your
starting on page       policy's initial face amount and for each increase you
30.                    make to the face amount. We calculate this charge by
                       multiplying the current cost of insurance rate by a
An example             discounted net amount at risk at the beginning of each
For a policy that      policy month.
insures a male non-
smoker who is age      Administrative charge - We deduct a charge of $7.50 a
45 when the policy     month.
is issued, with:
                       Mortality and expense risk charge - The mortality and
.. a face amount of     expense risk charge varies depending on your policy's
  $350,000             face amount, the age of the person insured by the
.. accumulated value    policy, and accumulated value. We deduct a charge based
  of $30,000 in the    on your policy's initial face amount and on each
  variable options.    increase to the face amount. The charge is made up of
                       two separate charges:
The monthly charge
for the M&E risk       . The M&E risk face amount charge, which we deduct
face amount charge       every month during the first 10 policy years at a
is:                      rate that is based on the age of the person insured
                         by the policy on the policy date and each $1,000 of
.. $44.45 (($350,000/     the initial face amount of your policy. If you
  1,000) x 0.127)        increase your policy's face amount, the charge for
                         the amount of the increase is based on the age of the
The monthly charge       person insured by the policy on the day of the
for the M&E risk         increase.
asset charge is
$17.09 in policy      . The M&E risk asset charge, which we deduct every
years 1 through 10      month of policy years 1 through 10 at an annual rate
(($25,000 x             of:
0.0625%) plus
($5,000 x              . 0.75% (0.0625% monthly), of the first $25,000 of your
0.0292%)).               policy's accumulated value in the variable investment
                         options, plus
The monthly charge
for the M&E risk       . 0.35% (0.0292% monthly), of the accumulated value in
asset charge is          the investment options that exceeds $25,000
$9.58 in policy
year 11 and            and which we deduct every month of policy years 11 and
thereafter             thereafter at an annual rate of:
(($25,000 x
0.0375%) plus          . 0.45% (0.0375% monthly), of the first $25,000 of your
($5,000 x                policy's accumulated value in the variable investment
0.0042%)).               options, plus

Sample rates for       . 0.05% (0.0042% monthly) of the accumulated value in
the M&E risk face        the variable investment options that exceeds $25,000.
amount charge
appear in Appendix     For the purposes of this charge, accumulated value is
A.                     calculated on the monthly payment date before we deduct
                       the monthly charge, but after we deduct any outstanding loan amount or allocate any new net premiums, withdrawals or loans.

                       Riders - If you add any riders to your policy, we add any charges for them to your monthly charge.

AN OVERVIEW OF PACIFIC SELECT EXEC II - NY

                      ---------------------------------------------------------
Withdrawal and         You can withdraw part of your policy's net cash
surrender charges      surrender value at any time starting on your policy's
                       first anniversary. There is a $25 charge for each
Withdrawal and         withdrawal you make. We deduct this charge
surrender charges      proportionately from all of your investment options.
are explained in
more detail on         If you surrender or cash in your policy during the
pages 43 and 48.       first 10 years of owning the policy, we'll deduct a
                       surrender charge. If you increase your policy's face
An example             amount and surrender your policy during the first 10
For a policy:          years after the increase, we'll apply a surrender
.. that insures a       charge to the amount of the increase.
  male non-smoker
  who is age 45        The surrender charge is assessed at a rate that is
  when the policy      based on the age and risk class of the person insured
  is issued            by the policy on the policy date, and each $1,000 of
.. with an initial      the initial face amount of your policy. The amount of
  face amount of       the surrender charge does not change during the first
  $350,000.            policy year. Starting on the first policy anniversary,
                       we reduce the charge by 0.9259% a month until it
The surrender          reaches zero at the end of 10 policy years.
charge is:
                       Your policy's surrender charge will never be greater
.. $8,757.00 in the     than the maximum surrender charge. The maximum
  first policy year    surrender charge is calculated at a rate that is based
  (($350,000/          on the age and risk class of the person insured by the
  $1,000) x 25.02)     policy on the policy date, and each $1,000 of the
                       initial face amount of your policy. It does not change
.. $2,919.16 at the     during the first 10 policy years, and then is reduced
  end of the           to zero at the end of the 10th policy year.
  seventh policy
  year ($8,757.00 -    If you increase your policy's face amount, each
  ($8,757.00 x         increase has a surrender charge and maximum surrender
  .9259% x 72          charge based on the amount of the increase. If you
  months))             decrease the face amount, the decrease will not affect
                       your policy's surrender charge or maximum surrender
However, we will       charge.
never deduct more
than the maximum
surrender charge
for this policy,
which is $4,426.10.

The most we will
assess on any
surrendered policy
is $32.752 per
$1,000 of face
amount.

Sample rates for
the surrender
charge and the
maximum surrender
charge appear in
Appendix A.

                      ---------------------------------------------------------
Fees and expenses      The Pacific Select Fund pays advisory fees and other
paid by the Pacific    expenses. These are deducted from the assets of the
Select Fund            fund's portfolios and may vary from year to year. They
                       are not fixed and are not part of the terms of your
You'll find more       policy. If you choose a variable investment option,
about the Pacific      these fees and expenses affect you indirectly because
Select Fund            they reduce portfolio returns.
starting on page
35, and in the         Advisory fee
fund's prospectus,     Pacific Life is the investment adviser to the fund. The
which accompanies      fund pays an advisory fee to them for these services.
this prospectus.       The table below shows the advisory fee as an annual
                       percentage of each portfolio's average daily net assets.

                       Other expenses
                       The table below shows the advisory fee and fund expenses as an annual percentage of each portfolio's average daily net assets, based on the year 2001 unless otherwise noted. To help limit fund expenses, effective July 1, 2000 Pacific Life contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. For each portfolio, Pacific Life's right to repayment of amounts waived and/or reimbursed is limited to amounts that do not cause such expenses to exceed the new 0.10% expense cap and, except for portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap with respect to expenses incurred through December 31, 2001. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2002.

                       In 2001, Pacific Life reimbursed $42,185 to the Aggressive Growth Portfolio, $32,032 to the Financial Services Portfolio, $4,249 to the Health Sciences Portfolio, $28,084 to the Technology Portfolio, $24,277 to the Telecommunications Portfolio, $12,603 to the Capital Opportunities Portfolio, $9,417 to the Mid-Cap Growth Portfolio and $59,355 to the Global Growth Portfolio. In 2001, Pacific Life recouped $13,202 from the I-Net Tollkeeper Portfolio, $16,714 from the Strategic Value Portfolio, $5,499 from the Focused 30 Portfolio and $27,505 from the Small-Cap Index Portfolio for adviser's reimbursements in 2000 under the expense limitation agreement.

                   -------------------------------------------------------------------------------------
                                                                                 Less
                                             Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                 fee      expenses amounts+ expenses reimbursement expenses
                   -------------------------------------------------------------------------------------
                                                     As an annual % of average daily net assets
                   Blue Chip/1/              0.95     0.05     0.04     1.04      --           1.04
                   Aggressive Growth/1/      1.00     0.18     0.06     1.24     (0.08)        1.16
                   Emerging Markets/1/       1.10     0.22     --       1.32      --           1.32
                   Diversified Research/1/   0.90     0.04     0.02     0.96      --           0.96
                   Small-Cap Equity/1/       0.65     0.05     --       0.70      --           0.70
                   International Large-Cap   1.05     0.09     --       1.14      --           1.14
                   I-Net Tollkeeper/2/       1.40     0.07     --       1.47      --           1.47
                   Financial Services/1/     1.10     0.20     0.04     1.34     (0.09)        1.25
                   Health Sciences/1/        1.10     0.11     0.03     1.24     (0.01)        1.23
                   Technology                1.10     0.21     --       1.31     (0.11)        1.20
                   Telecommunications        1.10     0.29     --       1.39     (0.18)        1.21
                   Multi-Strategy/1/         0.65     0.04     0.01     0.70      --           0.70
                   Large-Cap Core/1/         0.65     0.04     0.02     0.71      --           0.71
                    (formerly Equity Income)
                   Strategic Value           0.95     0.10     --       1.05      --           1.05
                   Growth LT/1/              0.75     0.04     0.03     0.82      --           0.82
                   Focused 30/1/             0.95     0.11     --       1.06      --           1.06
                   Mid-Cap Value/1/          0.85     0.04     0.11     1.00      --           1.00
                   International Value       0.85     0.08     --       0.93      --           0.93
                   Capital Opportunities/1/  0.80     0.13     0.01     0.94     (0.01)        0.93
                   Mid-Cap Growth/1/         0.90     0.12     0.01     1.03     (0.02)        1.01
                   Global Growth/1/          1.10     1.04     0.01     2.15     (0.35)        1.80
                   Equity Index              0.25     0.04     --       0.29      --           0.29
                   Small-Cap Index           0.50     0.07     --       0.57      --           0.57
                   Real Estate               1.10     0.05     --       1.15      --           1.15
                    (formerly REIT)
                   Inflation Managed/1/      0.60     0.07     --       0.67      --           0.67
                   Managed Bond/1/           0.60     0.05     --       0.65      --           0.65
                   Money Market              0.33     0.03     --       0.36      --           0.36
                   High Yield Bond/1/        0.60     0.04     --       0.64      --           0.64
                   Equity Income/3/          0.95     0.15     --       1.10     (0.05)        1.05
                   Research/3/               1.00     0.12     --       1.12     (0.02)        1.10
                   Equity                    0.65     0.05     --       0.70      --           0.70
                   Aggressive Equity/1/      0.80     0.07     0.04     0.91      --           0.91
                   Large-Cap Value/1/        0.85     0.03     0.02     0.90      --           0.90
                   -------------------------------------------------------------------------------------

                       /1/ Total adjusted net expenses for these portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 1.00% for the Blue Chip Portfolio, 1.10% for the Aggressive Growth Portfolio, 1.31% for the Emerging Markets Portfolio, 0.94% for the Diversified Research Portfolio, 0.69% for the Small-Cap Equity Portfolio, 1.20% for the Financial Services Portfolio, 1.20% for the Health Sciences Portfolio, 0.69% for the Multi-Strategy Portfolio, 0.69% for the Large-Cap Core Portfolio, 0.79% for the Growth LT Portfolio, 1.05% for the Focused 30 Portfolio, 0.89% for the Mid-Cap Value Portfolio, 0.91% for the Capital Opportunities Portfolio, 1.00% for the Mid-Cap Growth Portfolio, 1.76% for the Global Growth Portfolio, 0.66% for the Inflation Managed Portfolio, 0.64% for the Managed Bond Portfolio, 0.63% for the High Yield Bond Portfolio, 0.87% for the Aggressive Equity Portfolio and 0.88% for the Large-Cap Value Portfolio.
                       /2/ Effective January 1, 2002, advisory fee is reduced
                           from the annual rate of 1.50% of average daily net assets to 1.40%.
                       /3/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these portfolios in 2001 because the portfolios started after December 31, 2001.
                       + The fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

PACIFIC SELECT EXEC II - NY BASICS

                       When you buy a Pacific Select Exec II - NY life insurance policy, you're entering into a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments      When we approve your signed application, we'll issue
and endorsements       your policy. If your application does not meet our
are a part of your     underwriting and administrative requirements, we can
policy and confirm     reject it or ask you for more information. Once we
changes you or we      receive your first premium payment, and any contractual
make to the policy.    and administrative requirements have been met, we'll
                       consider your policy to be in force. Our obligations
Specification pages    under the policy begin when the policy is in force and
summarize              has been delivered to you.
information
specific to your       Your policy will be in force until one of the following
policy at the time     happens:
the policy is
issued.                . the person insured by the policy dies
                       . your policy matures
Riders provide         . the grace period expires and your policy lapses, or
extra benefits,        . you surrender your policy.
some at additional
cost. Some riders      If your policy is not in force when the person insured
may only be added      by the policy dies, we are not obligated to pay the
when you apply for     death benefit proceeds to your beneficiary.
your policy.

This policy may be     Pacific Select Exec II - NY is a flexible premium
appropriate if you     variable life insurance policy that insures the life of
want to provide a      one person and pays death benefit proceeds after that
death benefit for      person has died.
family members or
others or to help      Under a flexible premium life insurance policy, you
meet other long-       have the flexibility to choose the amount and frequency
term financial         of your premium payments. You must, however, pay enough
objectives. It may     premiums to cover the ongoing cost of policy benefits.
not be the right
kind of policy if      A premium load is deducted from each premium payment
you plan to            you make. The resulting net premium is allocated to the
withdraw money for     investment options you choose, and becomes part of your
short-term needs.      policy's accumulated value.

Please discuss your    Charges are deducted from the accumulated value each
insurance needs and    month to help cover the cost of the policy's death
financial              benefit and other expenses. If there is not enough
objectives with        accumulated value to cover the monthly charge on the
your registered        day we make the deduction, your policy may lapse after
representative.        a grace period - which means you'll no longer have any
                       insurance coverage.
We'll hold your net
premium payments in    Investment earnings will increase your policy's
the Money Market       accumulated value, while investment losses will
investment option      decrease it. The premium payments you'll be required to
until the free look    make to keep your policy in force will be influenced by
transfer date.         the investment results of the investment options you've
Please turn to Your    chosen.
right to cancel for
details.

                      ---------------------------------------------------------
Owners, person         Owners
insured by the         The owner is the person named on the application who
policy, and            makes the decisions about the policy and its benefits
beneficiaries          while it's in force. You can own a policy by yourself
                       or with someone else. Two or more owners are called
Please consult your    joint owners. You need the signatures of all owners for
financial advisor      all policy transactions.
or a lawyer about
designating            If one of the joint owners dies, the surviving owners
ownership              will hold all rights under the policy. If the last
interests.             joint owner dies, his or her estate will own the policy
                       unless you've given us other instructions.
If you would like
to change the owner    A policy can also be owned by an institution, trust,
of your policy,        corporation or group or sponsored arrangement. These
please contact us      owners often buy more than one policy, which may
or your registered     qualify them for reduced charges or lower premium
representative for     payments.
a change of owner
form. We can           We may reduce or waive the sales load or surrender
process the change     charges on policies sold to our directors or employees,
only if we receive     to any of our affiliates, or to trustees, employees or
your instructions      affiliates of the fund.
in writing.
                       You can change the owner of your policy by completing a change of owner form. Once we've received your request, the change will be effective as of the day you signed the change of owner form.

                       Person insured by the policy
Risk classes are       This policy insures the life of one person who is age
usually based on       85 or younger at the time you apply for your policy,
age, gender, health    and who has given us satisfactory evidence of
and whether or not     insurability. Your policy refers to this person as the
the person to be       insured. The policy pays death benefit proceeds after
insured by the         this person has died.
policy smokes. Most
insurance companies    The person to be insured by the policy is assigned an
use similar risk       underwriting or insurance risk class which we use to
classification         calculate cost of insurance and other charges. We
criteria.              normally use the medical or paramedical underwriting
                       method to assign underwriting or insurance risk
When we refer to       classes, which may require a medical examination. We
age throughout this    may, however, use other forms of underwriting if we
prospectus, we're      think it's appropriate.
using the word as
we've defined it       When we use a person's age in policy calculations, we
here, unless we        generally use his or her age as of the nearest policy
tell you otherwise.    date, and we add one year to this age on each policy
                       anniversary date. For example, when we talk about
The maturity date      someone "reaching age 100", we're referring to the
of the policy is       policy anniversary date closest to that person's 100th
the policy             birthday, not to the day when he or she actually turns
anniversary on         100.
which the insured
is age 100.

PACIFIC SELECT EXEC II - NY BASICS

                       Beneficiaries
                       The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

                       . You can name one or more primary beneficiaries who
                         each receive an equal share of the death benefit proceeds unless you tell us otherwise. If one beneficiary dies, his or her share will pass to the surviving primary beneficiaries in proportion to the share of the proceeds they're entitled to receive, unless you tell us otherwise.

If you would like      . You can also name a contingent beneficiary for each
to change the            primary beneficiary you name. The contingent
beneficiary of your      beneficiary will receive the death benefit proceeds
policy, please           if the primary beneficiary dies.
contact us or your
registered             . You can choose to make your beneficiary permanent
representative for       (sometimes called irrevocable). You cannot change a
a change of              permanent beneficiary's rights under the policy
beneficiary form.        without his or her permission.
We can process the
change only if we      . If none of your beneficiaries is still living when
receive your             the death benefit proceeds are payable, you as the
instructions in          policy owner will receive the proceeds. If you're no
writing.                 longer living, the proceeds will go to your estate.

                       . You can change your beneficiary at any time while the
                         person insured by the policy is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

                      ---------------------------------------------------------
Policy date,           Your policy date
monthly payment        This is usually the day we approve your policy
date, policy           application. It's also the beginning of your first
anniversary date       policy year. Your policy's monthly, quarterly, semi-
                       annual and annual anniversary dates are based on your policy date.

                       The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We'll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

                       Backdating your policy
                       You can have your policy backdated up to six months, as long as we approve it. Backdating in some cases may lower your cost of insurance rates since these rates are based on the age of the person insured by the policy. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

                       Your monthly payment date
                       This is the day we deduct the monthly charges from your policy's accumulated value. The first monthly payment date is your policy date, and it's the same day each month thereafter. Monthly charges are explained in the section called Your policy's accumulated value.

                       Your policy anniversary date
                       This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

                      ---------------------------------------------------------
Statements and         We send the following statements and reports to policy
reports we'll send     owners:
you
                       . a confirmation for many financial transactions,
We can create            usually including premium payments and transfers,
customized               loans, loan repayments, withdrawals and surrenders.
hypothetical             Monthly deductions and scheduled transactions made
illustrations of         under the dollar cost averaging, portfolio
benefits under your      rebalancing and first year transfer programs are
policy based on          reported on your quarterly policy statement.
different
assumptions.           . a quarterly policy statement. The statement will tell
                         you the accumulated value of your policy by
We'll send you one       investment options, cash surrender value, the amount
policy illustration      of the death benefit, the policy's face amount, and
free of charge each      any outstanding loan amount. It will also include a
policy year if you       summary of all transactions that have taken place
ask for one. We          since the last quarterly statement, as well as any
reserve the right        other information required by law.
to charge $25 for
additional             . supplemental schedules of benefits and planned
illustrations.           periodic premiums. We'll send these to you if you
                         change your policy's face amount or change any of the policy's other benefits.

                       . financial statements, at least annually or as
                         required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund.

                      ---------------------------------------------------------
Your right to          During the free look period, once your policy is in
cancel                 force you have the right to cancel (or refuse) your
                       policy and return it to us or your registered
Please call us or      representative for a refund.
your registered
representative if      The amount of your refund will be the amount of the
you have questions     premium payments you've made. We'll always deduct any
about your right to    outstanding loan amount from the amount we refund to
cancel your policy.    you.

                       You'll find a complete description of the free look period that applies to your policy on the policy's cover sheet, or on a notice that accompanied your policy. The free look period ends 10 days after you receive your policy. If you are replacing another life insurance policy, your free-look period ends 60 days after you receive your policy.

                       If you cancel your policy during the free-look period, we're required to refund the premium payments you've made. We'll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we'll transfer the accumulated value in the Money Market investment option to the investment options you've chosen.

                       The free look transfer date is the latest of the following:

                       . 10 days after we issue your policy
                       . when we consider your policy to be in force.

PACIFIC SELECT EXEC II - NY BASICS

                      ---------------------------------------------------------
Timing of payments,    Effective date
forms and requests     Once your policy is in force, the effective date of
                       payments, forms and requests you send us is usually
A business day,        determined by the day and time we receive the item in
called a valuation     proper form at the mailing address that appears on the
date in your           back cover of this prospectus.
policy, is any day
that the New York      Planned periodic premium payments, loan requests,
Stock Exchange and     transfer requests, loan payments or withdrawal or
our life insurance     surrender requests that we receive in proper form
client services        before 4:00 p.m. Eastern time on a business day will
offices are open.      normally be effective as of the end of that day, unless
It usually ends at     the transaction is scheduled to occur on another
4:00 p.m. Eastern      business day. If we receive your payment or request on
time.                  or after 4:00 p.m. Eastern time on a business day, your
                       payment or request will be effective as of the end of
The New York Stock     the next business day. If a scheduled transaction falls
Exchange is usually    on a day that is not a business day, we'll process it
closed on weekends     as of the end of the next business day.
and on the
following days:        Other forms, notices and requests are normally
.. New Year's Day,      effective as of the next business day after we receive
  Martin Luther        them in proper form, unless the transaction is
  King, Jr. Day,       scheduled to occur on another business day. Change of
  President's Day,     owner and beneficiary forms are effective as of the day
  Good Friday,         you sign the change form, once we receive them in
  Memorial Day,        proper form.
  July Fourth,
  Labor Day,           Proper form
  Thanksgiving Day     We'll process your requests once we receive all
  and Christmas Day    letters, forms or other necessary documents, completed
.. the Friday before    to our satisfaction. Proper form may require, among
  New Year's Day,      other things, a signature guarantee or some other proof
  July Fourth or       of authenticity. We do not generally require a
  Christmas Day if     signature guarantee, but we may ask for one if it
  that holiday         appears that your signature has changed, if the
  falls on a           signature does not appear to be yours, if we have not
  Saturday             received a properly completed application or
.. the Monday           confirmation of an application, or for other reasons to
  following New        protect you and us.
  Year's Day, July
  Fourth or
  Christmas Day if
  that holiday
  falls on a Sunday
Unless unusual
business conditions
exist, such as the
ending of a monthly
or the yearly
accounting period.

Our client services
offices are also
usually closed on
the following days:
.. the Monday before
  New Year's Day,
  July Fourth, or
  Christmas Day, if
  any of these
  holidays falls on
  a Tuesday
.. the Tuesday
  before Christmas
  Day if that
  holiday falls on
  a Wednesday
.. the Friday after
  New Year's Day,
  July Fourth or
  Christmas Day, if
  any of these
  holidays falls on
  a Thursday
.. the Friday after
  Thanksgiving.

Call us or contact
your registered
representative if
you have any
questions about the
proper form
required for a
request.

                       When we make payments and transfers
                       We'll normally send the proceeds of transfers,
To request payment     withdrawals, loans, surrenders, exchanges and death
of death benefit       benefit payments within seven days after the effective
proceeds, send us      date of the request in proper form. We may delay
proof of death and     payments and transfers, or the calculation of payments
payment                and transfers based on the value in the variable
instructions.          investment options under unusual circumstances, for
                       example, if:

                       . the New York Stock Exchange closes on a day other
                         than a regular holiday or weekend
                       . an emergency exists as determined by the SEC, as a
                         result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account's assets.

                       We may delay transfers and payments from the fixed options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We'll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the fixed options that we delay for 30 days or more.

                       We pay interest at an annual rate of at least 3% on death benefit proceeds, calculated from the day the person insured by the policy dies to the day we pay the proceeds.

                      ---------------------------------------------------------
Telephone and          You can make loans or transfers, and give us
electronic             instructions regarding the dollar cost averaging
transactions           program or portfolio rebalancing program, by telephone
                       any time after the free look period as long as we have
Please ask your        your signed authorization form on file.
registered
representative for     Certain registered representatives are able to give us
more information       instructions electronically if authorized by you. You
regarding              may appoint your registered representative to give us
electronic             instructions on your behalf by completing and filing a
transactions.          telephone and electronic authorization form with us.

                       Here are some things you need to know about telephone and electronic transactions:

                       . You must complete a telephone and electronic
                         authorization form.
                       . If your policy is jointly owned, all joint owners
                         must sign the telephone and electronic authorization. We'll take instructions from any owner or anyone you appoint.
                       . We may use any reasonable method to confirm that your
                         telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

                       We'll send you a written confirmation of each telephone and electronic transaction.

                       Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

                       When you send us your telephone and electronic authorization form, you agree that:

                       . we can accept and act upon instructions you or anyone
                         you appoint give us over the telephone or electronically
                       . neither we, the administrator, any of our affiliates,
                         the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures
                       . you bear the risk of any loss that arises from your
                         right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT

                       We'll pay death benefit proceeds to your beneficiary after the person insured by the policy dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy's          This policy offers three death benefit options, Options
initial amount of      A, B and C. The option you choose will generally depend
insurance coverage     on which is more important to you: a larger death
is its initial face    benefit or building the accumulated value of your
amount. We             policy.
determine the face
amount based on        This policy offers two ways to calculate the guideline
instructions           minimum death benefit: the cash value accumulation test
provided in your       and the guideline premium test. These are called death
application.           benefit qualification tests. The test you choose will
                       generally depend on the amount of premiums you want to
The minimum face       pay.
amount when a
policy is issued is    Here are some things you need to know about the death
usually $50,000,       benefit:
but we may reduce
this in some           . You choose your death benefit option and death
circumstances.           benefit qualification test on your policy
                         application.
You'll find your       . If you do not choose a death benefit option, we'll
policy's face            assume you've chosen Option A.
amount, which          . If you do not choose a death benefit qualification
includes any             test, we'll assume you've chosen the guideline
increases or             premium test.
decreases, in the      . The death benefit will always be the greater of the
specification pages      death benefit under the option you choose or the
in your policy.          guideline minimum death benefit, calculated using the
                         death benefit qualification test you've chosen.
                       . The death benefit will never be lower than the face
                         amount of your policy if you've chosen Option A or B.
                         Of course, the death benefit proceeds will always be reduced by any outstanding loan amount.
                       . We'll pay the death benefit proceeds to your
                         beneficiary when we receive proof of the death of the person insured by the policy.

                      ---------------------------------------------------------
Choosing your death    You can choose one of the following three options for
benefit option         the death benefit on your application.

                       Option A - the         Option B - the face amount of
                       face amount of         your policy plus its accumulated
                       your policy.           value.

                       [OPTION A ARTWORK      [OPTION B ARTWORK APPEARS HERE]
                         APPEARS HERE]
                                              The death benefit changes as
                                              your policy's accumulated value
                                              changes. The better your
                                              investment options perform, the
                                              larger the death benefit will
                                              be.
                       Option C - the
                       face amount of
                       your policy plus
                       the total premiums
                       you've paid minus
                       any withdrawals or
                       distributions
                       made.

                       [OPTION C ARTWORK
                         APPEARS HERE]

                       The more premiums
                       you pay and the
                       less you withdraw,
                       the larger the
                       death benefit will
                       be.

                      ---------------------------------------------------------
Choosing a death       This policy offers two death benefit qualification
benefit                tests, which we use to calculate the guideline minimum
qualification test     death benefit. You choose one of these tests on your
                       application. Once you choose a test, you cannot change
The guideline          it.
minimum death
benefit is the         In general, you should choose the cash value
minimum death          accumulation test if you do not want to limit the
benefit needed for     amount of premiums you can pay into your policy. If you
your policy to         want to pay a premium that increases the net amount at
qualify as life        risk, however, you need to provide us with satisfactory
insurance under        evidence of insurability before we can increase the
Section 7702 of the    death benefit.
Internal Revenue
Code.                  The guideline minimum death benefit will generally be
                       smaller under the guideline premium test than under the
Net amount at risk     cash value accumulation test.
is the difference
between the death      Cash value accumulation test
benefit that would     If you choose the cash value accumulation test, your
be payable if the      policy's guideline minimum death benefit will be the
person insured by      greater of:
the policy died and
the accumulated        . the minimum death benefit amount that's needed for
value of your            the policy to qualify as life insurance under the tax
policy.                  code or
                       . 101% of the policy's accumulated value.
There are other
limits on premiums     This test determines what the death benefit should be
you can pay into       in relation to your policy's accumulated value. In
your policy, which     general, as your policy's accumulated value increases,
are described in       the death benefit must also increase to ensure that
How premiums work.     your policy qualifies as life insurance under the tax
                       code.
The cash value
accumulation test      Under the test, a policy's death benefit must be large
is defined in          enough to ensure that its cash surrender value, as
Section 7702(b) of     defined in Section 7702 of the tax code (and which is
the tax code.          based on accumulated value, among other things), is
                       never larger than the net single premium that's needed
An example             to fund future benefits under the policy. The net
For a policy that      single premium under your policy varies according to
insures a male, age    the age, sex, and risk class of the person insured by
45 when the policy     your policy. It's calculated using an interest rate of
was issued, with a     at least 4% and the guaranteed mortality charges as of
standard nonsmoking    the time the policy is issued. We'll use a higher
risk class, in         interest rate if we've guaranteed it under your policy.
Policy Year 6 the
guideline minimum      The death benefit determined by your policy's net
death benefit under    single premium will be at least equal to the amount
the cash value         required for the policy to qualify as life insurance
accumulation test      under the tax code.
is calculated by
multiplying each
$1,000 of
accumulated value
by a "net single
premium factor" of
2.4728.


The guideline          Guideline premium test
premium test is        If you choose the guideline premium test, we calculate
defined in Section     the guideline minimum death benefit by multiplying your
7702(a)(2) of the      policy's accumulated value by a death benefit
tax code.              percentage.

Death benefit
percentages are        You'll find a table of death benefit percentages in
defined in Section     Appendix B and in your policy. The death benefit
7702(d) of the tax     percentage is based on the guideline premium limit and
code.                  the age of the person insured by the policy. It is 250%
                       when the person is age 40 or younger, and reduces as the person gets older.

                       Under this test, the total premiums you pay cannot exceed your policy's guideline premium limit. You'll find a more detailed discussion of the guideline premium limit in How premiums work.

THE DEATH BENEFIT

                      ---------------------------------------------------------
Comparing the death    The tables below compare the death benefits provided by
benefit options        the policy's three death benefit options. The examples
                       are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

                       The example below is based on the following:

                       . the person insured by the policy is age 45 at the
                         time the policy was issued and dies at the beginning of the sixth policy year
                       . face amount is $100,000
                       . accumulated value at the date of death is $25,000
                       . total premium paid into the policy is $30,000
                       . the guideline minimum death benefit under the
                         guideline premium test is $46,250 (assuming a guideline premium test factor of 185% x accumulated value)
                       . the guideline minimum death benefit under the cash
                         value accumulation test is $61,820.00 (assuming a net single premium factor of $2.4728 for each $1,000 of accumulated value)

                   -------------------------------------------------------------------------------------
                                                         If you select the guideline
                                                         premium test, the death
                                                         benefit is the larger of
                                                         these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000       $46,250         $74,754.01
                   Option B  Face amount plus
                             accumulated value             $125,000       $46,250         $99,692.51
                   Option C  Face amount plus
                             premiums less distributions   $130,000       $46,250        $104,680.21
                   -------------------------------------------------------------------------------------
                   -------------------------------------------------------------------------------------
                                                         If you select the cash
                                                         value accumulation test,
                                                         the death benefit is the
                                                         larger of these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000     $61,820.00        $74,754.01
                   Option B  Face amount plus
                             accumulated value             $125,000     $61,820.00        $99,692.51
                   Option C  Face amount plus
                             premiums less distributions   $130,000     $61,820.00       $104,680.21
                   -------------------------------------------------------------------------------------

If the death           Here's the same example, but with an accumulated value
benefit equals the     of $75,000. Because accumulated value has increased,
guideline minimum      the guideline minimum death benefit is now:
death benefit, any
increase in            . $138,750 for the guideline premium test
accumulated value      . $185,460 for the cash value accumulation test.
will cause an
automatic increase
in the death
benefit.

                   -------------------------------------------------------------------------------------
                                                         If you select the guideline
                                                         premium test, the death
                                                         benefit is the larger of
                                                         these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000      $138,750        $63,408.68
                   Option B  Face amount plus
                             accumulated value             $175,000      $138,750        $99,569.51
                   Option C  Face amount plus
                             premiums less distributions   $130,000      $138,750        $63,408.68
                   -------------------------------------------------------------------------------------
                   -------------------------------------------------------------------------------------
                                                         If you select the cash
                                                         value accumulation test,
                                                         the death benefit is the
                                                         larger of these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000      $185,460        $110,003.78
                   Option B  Face amount plus
                             accumulated value             $175,000      $185,460        $110,003.78
                   Option C  Face amount plus
                             premiums less distributions   $130,000      $185,460        $110,003.78
                   -------------------------------------------------------------------------------------

                       These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy's accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

THE DEATH BENEFIT

                      ---------------------------------------------------------
When we pay the        We calculate the amount of the death benefit proceeds
death benefit          as of the end of the day the person insured by the
                       policy dies. If that person dies on a day that is not a
Your beneficiary       business day, we calculate the proceeds as of the next
can choose to          business day.
receive the death
benefit proceeds in    Your policy's beneficiary must send us proof that the
a lump sum or use      person insured by the policy died while the policy was
it to buy an income    in force, along with payment instructions.
benefit. Please see
the discussion         Death benefit proceeds equal the total of the death
about income           benefits provided by your policy and any riders you've
benefits in General    added, minus any outstanding loan amount, minus any
information about      overdue charges.
your policy.
                       We'll pay interest at an annual rate of at least 3% on
It is important        the death benefit proceeds, calculated from the day the
that we have a         person insured by the policy dies to the day we pay the
current address for    proceeds.
your beneficiary so
that we can pay
death benefit
proceeds promptly.
If we cannot pay
the proceeds to
your beneficiary
within five years
of the death of the
person insured by
the policy, we'll
be required to pay
them to the state.

                      ---------------------------------------------------------
Changing your death    You can change your death benefit option while your
benefit option         policy is in force. Here's how it works:

We will not change     . You can change the death benefit option once in any
your death benefit       policy year.
option if it means
your policy will be    . You must send us your request in writing.
treated as a
modified endowment     . You can change to Option A or Option B.
contract, unless
you've told us in      . You cannot change from any death benefit option to
writing that this        Option C.
would be acceptable
to you. Modified       . The change will become effective on the first monthly
endowment contracts      payment date after we receive your request. If we
are discussed in         receive your request on a monthly payment date, we'll
Variable life            process it that day.
insurance and your
taxes.                 . The face amount of your policy will change by the
                         amount needed to make the death benefit under the new
Net amount at risk       option equal the death benefit under the old option
is the difference        just before the change. We will not let you change
between the death        the death benefit option if doing so means the face
benefit that would       amount of your policy will become less than $50,000.
be payable if the        We may waive this minimum amount under certain
person insured by        circumstances.
the policy died and
the accumulated        . Changing the death benefit option can also affect the
value of your            monthly cost of insurance charge since this charge
policy.                  varies with the net amount at risk.

                       . The new death benefit option will be used in all
                         future calculations.

                      ---------------------------------------------------------
Changing the face      You can increase or decrease your policy's face amount
amount                 as long as we approve it. Here's how it works:

If you change the      . You can change the face amount as long as the person
face amount, we'll       insured by the policy is still living.
send you a
supplemental           . You can only change the face amount once in any
schedule of              policy year.
benefits and
premiums.              . You must send us your request in writing while your
                         policy is in force.
If your policy's
death benefit is       . Unless you request otherwise, the change will become
equal to the             effective on the first monthly payment date after we
guideline minimum        receive your request. If we receive your request on a
death benefit, and       monthly payment date, we'll process it that day.
the net amount at
risk is more than      . The person insured by the policy will also need to
three times the          agree to the change in face amount, if that person is
death benefit on         someone other than you.
the policy date, we
may reduce the         . Increasing the face amount may increase the death
death benefit by         benefit, and decreasing the face amount may decrease
requiring you to         the death benefit. The amount the death benefit
make a withdrawal        changes will depend, among other things, on the death
from your policy.        benefit option you've chosen and whether, and by how
                         much, the death benefit is greater than the face
If we require you        amount before you make the change.
to make a
withdrawal, we will    . Changing the face amount can affect the net amount at
not charge you our       risk, which affects the cost of insurance charge. An
usual $25                increase in the face amount may increase the cost of
withdrawal fee, but      insurance charge, while a decrease may decrease the
the withdrawal may       charge.
be taxable. Please
turn to                . We can refuse your request to make the face amount
Withdrawals,             less than $50,000. We can waive this minimum amount
surrenders and           in certain situations, such as group or sponsored
loans for                arrangements.
information about
making withdrawals.    Increasing the face amount
                       Here are some additional things you should know about increasing the face amount:

                       . You may request an increase in your policy's face
                         amount starting on the first policy anniversary.

                       . You must give us satisfactory evidence of
                         insurability.

                       . Each increase you make to the face amount must be
                         $25,000 or more.

                       . Increasing the face amount will increase the
                         mortality and expense risk charge.

                       . For any increase in face amount which arises from
                         conversion of a term rider, we will waive the surrender charge and the mortality and expense risk charge that would otherwise apply for the increase.

                       . We will allow an increase in face amount only if the
                         resulting death benefit increase at least equals our minimum limit on the request date.

                       . We will not allow an increase if there has been a
                         prior decrease in face amount, including any decrease caused by a withdrawal.

THE DEATH BENEFIT

Decreasing the face    Decreasing the face amount
amount may affect      Here are some additional things you should know about
your policy's tax      decreasing the face amount:
status. To ensure
your policy            . You may not decrease your policy's face amount prior
continues to             to the fifth anniversary of:
qualify as life          . your policy date
insurance, we might      . the effective date of any increase.
be required to         . We'll apply any decrease in the face amount in the
return part of your      following order:
premium payments to      . to the most recent increases you made to the face
you if you've              amount in the order you made them
chosen the               . to the original face amount.
guideline premium      . We do not charge you for a decrease in face amount.
test, or make          . We can refuse your request to decrease the face
distributions from       amount if making the change means:
the accumulated          . your policy will end because it no longer qualifies
value, which may be        as life insurance
taxable.                 . the distributions we'll be required to make from
                           your policy's accumulated value will be greater
For more                   than your policy's net cash surrender value
information, please      . your policy will become a modified endowment
see Variable life          contract and you have not told us in writing that
insurance and your         this is acceptable to you.
taxes.

                      ---------------------------------------------------------
Optional riders        There are seven optional riders that provide extra
                       benefits, some at additional cost. Not all riders are
Ask your registered    available in every state, and some riders may only be
representative for     added when you apply for your policy.
more information
about the riders       . Accidental death rider
available with the       Provides additional insurance coverage in the event
policy.                  of the accidental death of the person insured by the
                         policy.
There may be tax
consequences if you    . Children's term rider
exercise your            Provides term insurance for the children of the
rights under the         person insured by the policy.
Accelerated living
benefits rider.        . Annual renewable term rider
Please see Variable      Provides annual renewal term insurance on the person
life insurance and       insured by the policy until age 80.
your taxes for more
information.           . Annual renewable and convertible term rider
                         Provides annual renewal term insurance on members of
Samples of the           the immediate family of the person insured by the
provisions for the       policy.
extra optional
benefits are           . Guaranteed insurability rider
available from us        Gives the right to buy additional insurance on the
upon written             life of the person insured by the policy on certain
request.                 specified dates without proof of insurability.

                       . Waiver of charges rider
                         Waives certain charges if the person insured by the policy becomes totally disabled before age 60.

                       . Disability benefit rider
                         Provides a monthly addition to the policy's accumulated value when the person insured by the policy has a qualifying disability, until he or she reaches age 65.

                       We'll add any rider charges to the monthly charge we deduct from your policy's accumulated value.

                       Things to keep in mind
                       Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the cash values based on your particular needs.

                       Under certain circumstances, combining a policy with an Annual renewable term rider may result in a face amount equal to the face amount of a single policy.

                       In general, your policy coverage offers the advantage of lower guaranteed cost of insurance rates than the added riders. If you add a rider or riders to your policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all premiums are paid. Adding a rider or riders may also affect the amount of premium you can pay on your policy and still have it qualify as life insurance.

                       Combining a policy with an Annual renewable term rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, your policy has guaranteed maximum charges. Adding an Annual renewable term rider will result in guaranteed maximum charges that are higher than for a single policy with the same face amount.

                       Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your policy's face amount that is made up of policy and Annual renewable term rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

HOW PREMIUMS WORK

                       Your policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount,            We deduct a premium load from each premium payment, and
frequency, and         then allocate your net premium to the investment
period of time over    options you've chosen. Depending on the performance of
which you make         your investment options, and on how many withdrawals,
premium payments       loans or other policy features you've taken advantage
may affect whether     of, you may need to make additional premium payments to
your policy will be    keep your policy in force.
classified as a
modified endowment     If we do not receive your first premium payment within
contract, or no        20 days after we issue your policy, we can cancel the
longer qualifies as    policy and refund any partial premium payment you've
life insurance for     made. We may waive the 20 day requirement in some
tax purposes. See      cases.
Variable life
insurance and your
taxes for more
information.

                      ---------------------------------------------------------
Planned periodic       You can schedule the amount and frequency of your
premium payments       premium payments. We refer to scheduled premium
                       payments as your planned periodic premium. Here's how
Even if you pay all    it works:
your premiums when
they're scheduled,     . On your application, you choose a fixed amount of at
your policy could        least $50 for each premium payment.
lapse if the
accumulated value,     . You indicate whether you want to make premium
less any                 payments annually, semi-annually, or quarterly. You
outstanding loan         can also choose monthly payments using our monthly
amount, is not           electronic funds transfer plan, which is described
enough to pay your       below.
monthly charges.
Turn to Your           . We send you a notice to remind you of your scheduled
policy's                 premium payment (except for monthly electronic funds
accumulated value        transfer plan payments, which are paid
for more                 automatically). If you own more than one policy,
information.             we'll send one notice -- called a listbill -- that
                         reminds you of your payments for all of your policies. You can choose to receive the listbill every month. While you do not have to make the premium payments you've scheduled, not making a premium payment may have an impact on any financial objectives you may have set for your policy's accumulated value and death benefit, and could cause your policy to lapse.

                       . We'll treat any payment you make during the life of
                         your policy as a loan repayment, not as a premium payment, unless you tell us otherwise. When a payment, or any portion of it, exceeds your outstanding loan amount, we'll treat it as a premium payment.

                      ---------------------------------------------------------
Paying your premium    Premium payments must be made in a form acceptable to
                       us before we can process it. You may pay your premium:

                        .  by personal check, drawn on a U.S. bank
                        . by cashier's check, money order, and traveler's checks in single denominations of $10,000 or more if they originate in a U.S. bank

                        . cashier's checks of less than $10,000 for non-qualified IRC Section 1035(a) exchanges, that are requested by PL&A

                        . by third party check, when there is a clear connection of the third party to the underlying transaction
                        .  wire transfers that originate in U.S. banks.

                       We may not accept premium payments in the following forms:

                        .  cash
                        . credit card or check drawn against a credit card account
                        . cashier's check, money order or traveler's checks in single denominations of less than $10,000
                        . cashier's checks, money orders, traveler's checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank
                        . third party check, if there is not a clear connection of the third party to the underlying transaction
                        .  wires that originate from foreign bank accounts.

                       All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your check has cleared.

                       Monthly electronic funds transfer plan (formerly "Uni-Check plan")
                       Once you've made your first premium payment, you can make monthly premium payments using our electronic funds transfer plan. Here's how it works:

                       . you authorize us to withdraw a specified amount from
                         your checking account each month

                       . you can choose any day between the 4th and 28th of
                         the month

                       . if you do not specify a day for us to make the
                         withdrawal, we'll withdraw the premium payment on your policy's monthly anniversary. If your policy's monthly anniversary falls on the 1st, 2nd or 3rd of the month, we'll withdraw the payment on the 4th of each month.

                      ---------------------------------------------------------
Deductions from        We deduct a premium load from each premium payment you
your premiums          make. The load is made up of three charges:

Your net premium is    Sales load
your premium           We deduct a 2.5% sales load from each premium payment
payment less the       you make.
premium load.
                       This charge helps pay for the cost of distributing our policies and is guaranteed not to increase. If our sales and distribution expenses are more than the sales load, we can recover these expenses from other charges, such as the mortality and expense risk charge and the surrender charge, and from any mortality gains.

                       State and local tax charge
                       We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to profit from this charge, and do not expect to change the rate unless the rate we pay changes.

                       Federal tax charge
                       We deduct 1.50% from each premium payment to compensate us for certain costs associated with federal taxes. We reserve the right to change this rate to respond to changes in law.

HOW PREMIUMS WORK

                      ---------------------------------------------------------
Allocating your        We generally allocate your net premiums to the
premiums               investment options you've chosen on your application on
                       the day we receive them. We currently limit your
There are special      allocations to 20 investment options at one time.
restrictions when
allocating premiums    We allocate your first premium on the free look
to the Fixed LT        transfer date. We'll hold your net premiums in the
account.               Money Market investment option until the free look
                       transfer date, and then transfer them to the investment
Please turn to Your    options you've chosen.
investment
optionsfor more
information about
the investment
options.
                       Portfolio optimization

Portfolio              Ibbotson Associates, one of the premier firms in
optimization is an     designing asset allocation-based investment strategies,
asset allocation       developed five model portfolios for PL&A, each
service we offer       comprised of a carefully selected combination of
for use with your      Pacific Select Fund portfolios. The portfolios are
policy. Asset          selected by evaluating the asset classes represented by
allocation is the      the underlying securities holdings of the portfolios
distribution of        and combining portfolios to combine major types of
investments among      asset classes based on historical asset performance and
asset classes and      attribution analysis in a way intended to optimize
involves decisions     returns given a particular level of risk tolerance. The
about which asset      analysis is accomplished by using a state-of-the-art
classes should be      program and a statistical analytical technique known as
selected and how       "mean-variance optimization". This portfolio
much of the total      optimization analysis is performed each year to help
accumulated value      maintain the risk/return profile of the models.
should be allocated
to each asset          If you select a portfolio optimization model, your
class. The theory      initial net premium payment (in the case of a new
of portfolio           application) or accumulated value, as applicable, will
optimization is        be allocated to the investment options according to the
that                   model you select. Subsequent net premium payments will
diversification        also be allocated accordingly, unless otherwise
among asset classes    instructed by you in writing. If you choose, you can
can help reduce        rebalance your accumulated value quarterly, semi-
volatility over the    annually, or annually to maintain the asset allocation
long-term.             given in your portfolio optimization model. If you also
                       allocate part of your net premium payment or

                    accumulated value outside the model, rebalancing is
The actual             only permitted within the model. Each model may change
percentage             and investment options may be added to or deleted from
allocations within     a model as a result of the annual analysis.
the portfolio model
that matches your      To enroll in portfolio optimization, you must submit to
investment profile     us, together with any other required forms, a
are described in       completed, signed and dated portfolio optimization
the investment         acknowledgment contained in the investment policy
policy statement       statement. The investment policy statement describes
for that model. You    the portfolio optimization model that matches your
should consult with    investment profile, based on the responses you provide
your financial         regarding your financial needs, investment time horizon
adviser or             and risk comfort level, on the investor profile
investment             questionnaire. Your financial advisor or investment
professional to        professional can assist you in completing the proper
assist you in          forms. We have the right to terminate or change the
determining which      portfolio optimization service at any time.
model meets your
financial needs,       Although the models are designed to optimize returns
investment time        given the various levels of risk, there is no assurance
horizon, and is        that a model portfolio will not lose money or that
consistent with        investment results will not experience some volatility.
your risk comfort      Historical market and asset class performance may
level.                 differ in the future from the historical performance

                       upon which the models are built. Also, allocation to a
Unless you provide     single asset class may outperform a model, so that you
written                would have been better off in an investment option or
authorization, we      options representing a single asset class than in a
will not               model. The value of the variable accounts will
automatically          fluctuate, and when redeemed, may be worth more or less
adjust your            than the original cost.
accumulated value
and net premium
payments among
investment options
to reflect updates
to the model. You
may change your
allocations at any
time by writing or
sending a fax. If
we have your
completed telephone
and electronic
authorization form
on file, you can
call us at 1-888-
595-6997 or submit
a request
electronically
through your
appointed agent. Or
you can ask your
registered
representative to
contact us.

                      ---------------------------------------------------------
Limits on the          Federal tax law puts limits on the amount of premium
premium payments       payments you can make in relation to your policy's
you can make           death benefit. These limits apply in the following
                       situations:
Before you buy a
policy, you can ask  . If you've chosen the guideline premium test as your
us or your             death benefit qualification test and accepting the
registered             premium means your policy will no longer qualify as
representative for     life insurance for federal income tax purposes.
a personalized
illustration that      The total amount you can pay in premiums and still have
will show you the      your policy qualify as life insurance is your policy's
guideline single       guideline premium limit. The sum of the premiums paid,
premium and            less any withdrawals, at any time cannot exceed the
guideline level        guideline premium limit, which is the greater of:
annual premiums.
                       . the guideline single premium or
                       . the sum of the guideline level annual premiums.

                       Your policy's guideline single premium and guideline level annual premiums appear on your policy's specification pages.

                       We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy's guideline premium limit. If we find that you've exceeded your guideline premium limit, we may remove all or part of a premium you've paid from your policy as of the day we applied it, and return it to you. We'll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

You'll find a        . If applying the premium in that policy year means your
detailed discussion    policy will become a modified endowment contract.
of modified
endowment contracts    A life insurance policy will become a modified
in Variable life       endowment contract if the sum of premium payments made
insurance and your     during the first seven contract years, less a portion
taxes.                 of withdrawals, exceeds the seven-pay limit defined in
                       Section 7702A of the Internal Revenue Code.

                       Unless you've told us in writing that you want your policy to become a modified endowment contract, we'll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We'll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we'll hold it and apply it to your policy on the anniversary date.

                       In both of these situations, if we remove an excess premium from your policy, we'll return the premium amount to you no later than 60 days after the end of that policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium payment we're returning to you.

                       If we do not return the premium amount to you within that time, we'll increase your policy's death benefit retroactively, to the day we applied the premium, and prospectively so that it's always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we'll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Net amount at risk   . If applying the premium payment to your policy will
is the difference      increase the net amount at risk. This will happen if
between the death      your policy's death benefit is equal to the guideline
benefit that would     minimum death benefit or would be equal to it once we
be payable if the      applied your premium payment.
person insured by
the policy died and    We may choose to accept your premium payment in this
the accumulated        situation, but before we do so, we may require
value of your          satisfactory evidence of the insurability of the person
policy.                insured by the policy.

YOUR POLICY'S ACCUMULATED VALUE

Accumulated value      Accumulated value is the value of your policy on any
is used as the         business day.
basis for
determining policy     We use it to calculate how much money is available to
benefits and           you for loans and withdrawals, and how much you'll
charges.               receive if you surrender your policy. It also affects
                       the amount of the death benefit if you choose a death benefit option that's calculated using accumulated value.

                       The accumulated value of your policy is not guaranteed - it depends on the performance of the investment options you've chosen, the premium payments you've made, policy charges and how much you've borrowed or withdrawn from the policy.

                      ---------------------------------------------------------
Calculating your       Your policy's accumulated value is the total amount
policy's               allocated to the variable investment options and the
accumulated value      fixed options, plus the amount in the loan account.

Please see Taking      We determine the value allocated to the variable
out a loan for         investment options on any business day by multiplying
information about      the number of accumulation units for each variable
loans and the loan     investment option credited to your policy on that day,
account.               by the variable investment option's unit value at the
                       end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

                      ---------------------------------------------------------
Monthly deductions     We deduct a monthly charge from your policy's
                       accumulated value in the investment options each
If there is not        monthly payment date.
enough accumulated
value to pay the       Unless you tell us otherwise, we deduct the monthly
monthly charge,        charge from the investment options that make up your
your policy could      policy's accumulated value, in proportion to the
lapse. The             accumulated value you have in each option. This charge
performance of the     is made up of three charges:
investment options
you choose, not        Cost of insurance
making planned         This charge is for providing you with life insurance
premium payments,      protection. Like other policy charges, we may profit
or taking out a        from the cost of insurance charge and may use these
loan all affect the    profits for any lawful purpose such as the payment of
accumulated value      distribution and administrative expenses.
of your policy.
                       We deduct a cost of insurance charge based on the cost
You'll find a          of insurance rate for your policy's initial face amount
discussion about       and for each increase you make to the face amount.
when your policy
might lapse, and       There are maximum or guaranteed cost of insurance rates
what you can do to     associated with your policy. These rates are shown in
reinstate it, later    your policy's specification pages.
in this section.
                       The guaranteed rates include the insurance risks
Unisex rates are       associated with insuring one person. They are
used when a policy     calculated using 1980 Commissioners Standard Ordinary
is owned by an         Mortality Tables or the 1980 Commissioners Ordinary
employer in            Mortality Table B, which are used for unisex cost of
connection with        insurance rates. The rates are also based on the age,
employment-related     gender and risk class of the person insured by the
or benefit             policy unless unisex rates are required.
programs.
                       Our current cost of insurance rates are based on the age, risk class, smoking status and gender (unless unisex rates are required) of the person insured by the policy. These rates generally increase as the person's age increases, and they vary with the number of years the policy has been in force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

                       Guaranteed period
                       We'll guarantee our current cost of insurance rates for five years.

                       If you increase the face amount, the cost of insurance rates associated with the increase will have a five-year guaranteed period. This will be effective on the day of the increase.

                      ---------------------------------------------------------
If you add an          How we calculate cost of insurance
annual renewable       We calculate cost of insurance by multiplying the
term rider to your     current cost of insurance rate by a discounted net
policy, we will        amount at risk at the beginning of each policy month.
include the face
amount of the rider    Net amount at risk for the cost of insurance
in this calculation    calculation is the difference between a discounted
of cost of             death benefit that would be payable if the person
insurance.             insured by the policy died and the accumulated value of
                       your policy at the beginning of the policy month before the monthly charge is due.

                       First, we calculate the total net amount at risk for your policy in two steps:

                       . Step 1: we divide the death benefit that would be
                         payable at the beginning of the policy month by 1.002466.

                       . Step 2: we subtract your policy's accumulated value
                         at the beginning of the policy month from the amount we calculated in step 1.

                       Next, we allocate the net amount at risk in proportion to the face amount and each increase that's in force as of your monthly payment date.

                       We then multiply the amount of each allocated net amount at risk by the cost of insurance rate for each coverage. The sum of these amounts is your cost of insurance charge.

YOUR POLICY'S ACCUMULATED VALUE

                       Administrative charge
                       We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our policies. We guarantee that this charge will not increase.

                       Mortality and expense risk charge
                       Mortality risk is the chance that the people insured by policies we've issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

                       Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

                       The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

                      ---------------------------------------------------------
An example             How we calculate the mortality and expense risk charge

For a policy that      The mortality and expense risk charge has two separate
insures a male non-    charges:
smoker who is age
45 when the policy     . M&E risk face amount charge We deduct a face amount
is issued, with:         charge every month during the first 10 policy years,
                         at a rate that is based on the age of the person
.. a face amount of       insured by the policy on the policy date and on a
  $350,000               face amount component factor per $1,000 of the
                         initial face amount of your policy. The rates for the
.. accumulated value      face amount component are shown in Appendix A.
  of $30,000 in the
  variable options       If you increase the face amount, each increase will
  after deducting        have a corresponding face amount charge related to
  any outstanding        the amount of the increase. We'll specify these
  loan amount.           charges in a supplemental schedule of benefits at the
                         time of the increase. We'll apply each charge for 10
The monthly charge       years from the day of the increase. If you decrease
for the M&E risk         the face amount, the charge will remain the same.
face amount charge
is:                    . M&E risk asset charge We deduct a risk asset charge
                         every month.
.. $44.45 (($350,000/
  1,000) x 0.127).       During policy years 1 through 10, we charge an annual
                         rate 0.75% (0.000625 monthly), of the first $25,000
The monthly charge       of your policy's accumulated value in the variable
for the M&E risk         investment options, plus an annual rate of 0.35%
asset charge is          (0.000292 monthly), of the accumulated value in the
$17.09 in policy         variable investment options that exceeds $25,000.
years 1 through 10
(($25,000 x              During policy years 11 and thereafter, we charge an
0.0625%) plus            annual rate of 0.45% (0.0375% monthly) on the first
($5,000 x                $25,000 of your policy's accumulated value in the
0.0292%)).               variable investment options plus an annual rate of
                         0.05% (0.0042% monthly) of the accumulated value in
The monthly charge       the variable investment options that exceeds $25,000.
for the M&E risk
asset charge is          For the purposes of this charge, the amount of
$9.58 in policy          accumulated value is calculated on the monthly
year 11 and              payment date before we deduct the monthly charge, but
thereafter               after we deduct any outstanding loan amount or
(($25,000 x              allocate any new net premiums, withdrawals or loans.
0.0375%) plus
($5,000 x              Charges for optional riders
0.0042%)).             If you add any riders to your policy, we add any
                       charges for them to your monthly charge.
Sample rates for
the M&E risk face
amount charge
appear in Appendix
A.

                      ---------------------------------------------------------
Lapsing and            Your policy will lapse if there is not enough
reinstatement          accumulated value, after subtracting any outstanding
                       loan amount, to cover the monthly charge on the day we make the deduction. Your policy's accumulated value is affected by the following:

                       . loans or withdrawals you make from your policy

                       . not making planned premium payments

                       . the performance of your investment options

                       . charges under the policy.

                       There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

                       If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that's available and send you, and anyone you've assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This minimum amount is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

                       We'll give you a grace period of 61 days from when we send the notice to pay the required premium. Your policy will remain in force during the grace period.

                       If you do not make the minimum payment

                       If we do not receive your payment within the grace period, your policy will lapse with no value. This means we'll end your life insurance coverage.

Remember to tell us    If you make the minimum payment
if your payment is
a premium payment.     If we receive your payment within the grace period,
Otherwise, we'll       we'll allocate your net premium to the investment
treat it as a loan     options you've chosen and deduct the monthly charge
repayment.             from your investment options in proportion to the
                       accumulated value you have in each option.

                       If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your policy's face amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you'll have to repay a portion of your outstanding loan amount.

                       How to avoid future lapsing

                       To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

                       Paying death benefit proceeds during the grace period

                       If the person insured by the policy dies during the grace period, we'll pay death benefit proceeds to your beneficiary. We'll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

YOUR POLICY'S ACCUMULATED VALUE

                       Reinstating a lapsed policy

                       If your policy lapses, you have five years from the end of the grace period but before the maturity date to apply for a reinstatement. We'll reinstate it if you send us the following:

                       . a written application

                       . evidence satisfactory to us that the person insured
                         by the policy is still insurable

                       . a premium payment sufficient to keep your policy in
                         force for three months after the day your policy is reinstated

                       . payment of all unpaid monthly charges that were due
                         in the grace period.

                       We'll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We'll allocate it according to your most recent premium allocation instructions.

                       Reinstating a lapsed policy with an outstanding loan amount

                       If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

                       . If we reinstate your policy on the first monthly
                         payment date that immediately follows the lapse, we'll also reinstate the loan amount that was outstanding the day your policy lapsed.

                       . If we reinstate your policy on any monthly payment
                         date other than the monthly payment date that immediately follows the lapse, we'll deduct the outstanding loan amount from your policy's accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

YOUR INVESTMENT OPTIONS

                       This section tells you about the investment options available under your policy and how they work.

You can change your    We put your premium payments in our general and
premium allocation     separate accounts. We own the assets in our accounts
instructions by        and allocate your net premiums, less any charges, to
writing or sending     the investment options you've chosen. Amounts allocated
a fax. If we have      to the fixed options are held in our general account.
your completed         Amounts allocated to the variable investment options
telephone and          are held in our separate account.
electronic
authorization form     You choose your initial investment options on your
on file, you can       application. If you choose more than one investment
call us at 1-888-      option, you must tell us the dollar amount or
595-6997 or submit     percentage you want to allocate to each option. You can
a request              change your premium allocation instructions at any
electronically         time.
through your
appointed agent. Or    The investment options you choose, and how they
you can ask your       perform, will affect your policy's accumulated value
registered             and may affect the death benefit. Please review the
representative to      investment options carefully and ask your registered
contact us.            representative to help you choose the right ones for
                       your goals and tolerance for risk. Make sure you
You'll find            understand any costs you may pay directly and
information about      indirectly on your investment options because they will
when we allocate       affect the value of your policy.
net premiums to
your investment
options in How
premiums work.

Your policy's
accumulated value
may be allocated to
up to 20 investment
options at any one
time.

                      ---------------------------------------------------------
Variable investment    You can choose from 33 variable investment options.
options                Each variable investment option is set up as a variable
                       account under our separate account and invests in a
Variable investment    corresponding portfolio of the Pacific Select Fund.
options are also       Each portfolio invests in different securities and has
known as variable      its own investment goals, strategies and risks. The
accounts. These        value of each portfolio will fluctuate with the value
variable accounts      of the investments it holds, and returns are not
are divisions of       guaranteed. Your policy's accumulated value will
our separate           fluctuate depending on the investment options you've
account. We bear       chosen. You bear the investment risk of any variable
the direct             investment options you choose.
operating expenses
of our separate        The following chart is a summary of the Pacific Select
account. For more      Fund portfolios. You'll find detailed descriptions of
information about      the portfolios in the Pacific Select Fund prospectus
how these accounts     that accompanies this prospectus. There's no guarantee
work, see About        that a portfolio will achieve its investment objective.
PL&A.                  You should read the fund prospectus carefully before
                       investing.
Pacific Life is the
investment adviser
for the Pacific
Select Fund. They
oversee the
management of all
the fund's
portfolios, and
manage two of the
portfolios
directly. They've
retained other
portfolio managers
to manage the other
portfolios.

YOUR INVESTMENT OPTIONS

PORTFOLIO                INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                   MAIN INVESTMENTS                       MANAGER
Blue Chip                Long-term growth of       Equity securities of "blue chip"       A I M Capital
                         capital. (Current income  companies and related derivatives.     Management, Inc.
                         is of secondary           Blue chip companies fall within the
                         importance.)              largest 85% of publicly traded
                                                   companies listed in the U.S.

Aggressive Growth        Long-term growth of       Equity securities of small- and        A I M Capital
                         capital.                  medium-sized growth companies.         Management, Inc.

Emerging Markets         Long-term growth of       Equity securities of companies that    Alliance Capital
                         capital.                  are located in countries generally     Management L.P.
                                                   regarded as "emerging market"
                                                   countries.

Diversified Research     Long-term growth of       Equity securities of U.S. companies    Capital Guardian
                         capital.                  and securities whose principal markets Trust Company
                                                   are in the U.S.

Small-Cap Equity         Long-term growth of       Equity securities of small companies.  Capital Guardian
                         capital.                                                         Trust Company

International Large-Cap  Long-term growth of       Equity securities of large non-U.S.    Capital Guardian
                         capital.                  companies and securities whose         Trust Company
                                                   principal markets are outside of the
                                                   U.S.

I-Net Tollkeeper         Long-term growth of       Equity securities of companies which   Goldman Sachs
                         capital.                  use, support, or relate directly or    Asset Management
                                                   indirectly to use of the Internet.
                                                   Such companies include those in the
                                                   media, telecommunications, and
                                                   technology sectors.

Financial Services       Long-term growth of       Equity securities in the financial     INVESCO
                         capital.                  services sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   banks, insurance companies, brokerage
                                                   firms and other finance-related firms.

Health Sciences          Long-term growth of       Equity securities in the health        INVESCO
                         capital.                  sciences sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   medical equipment or supplies,
                                                   pharmaceuticals, health care
                                                   facilities and other health sciences-
                                                   related firms.

Technology               Long-term growth of       Equity securities in the technology    INVESCO
                         capital.                  sector (including derivatives). Such   Funds Group, Inc.
                                                   companies include biotechnology,
                                                   communications, computers,
                                                   electronics, Internet
                                                   telecommunications, networking,
                                                   robotics, video and other technology-
                                                   related firms.

Telecommunications       Long-term growth of       Equity securities in the               INVESCO
                         capital. (Current income  telecommunications sector (including   Funds Group, Inc.
                         is of secondary           derivatives). Such as companies that
                         importance.)              offer telephone service, wireless
                                                   communications, satellite
                                                   communications, television and movie
                                                   programming, broadcasting and Internet
                                                   access.

Multi-Strategy           High total return.        A mix of equity and fixed income       J.P. Morgan
                                                   securities.                            Investment
                                                                                          Management Inc.

Large-Cap Core           Long-term growth of       Equity securities of large dividend-   J.P. Morgan
 (formerly called        capital and income.       paying U.S. companies.                 Investment
 Equity Income)                                                                           Management Inc.

Strategic Value          Long-term growth of       Equity securities with the potential   Janus Capital
                         capital.                  for long-term growth of capital.       Management LLC

Growth LT                Long-term growth of       Equity securities of a large number of Janus Capital
                         capital consistent with   companies of any size.                 Management LLC
                         the preservation of
                         capital.

Focused 30               Long-term growth of       Equity securities selected for their   Janus Capital
                         capital.                  growth potential.                      Management LLC

PORTFOLIO              INVESTMENT GOAL            THE PORTFOLIO'S                        PORTFOLIO
                                                  MAIN INVESTMENTS                       MANAGER
Mid-Cap Value          Capital appreciation.      Equity securities of medium-sized U.S. Lazard Asset
                                                  companies believed to be undervalued.  Management

International Value    Long-term capital          Equity securities of relatively large  Lazard Asset
                       appreciation primarily     companies located in developed         Management
                       through investment in      countries outside of the U.S.
                       equity securities of
                       corporations domiciled in
                       countries other than the
                       U.S.

Capital Opportunities  Long-term growth of        Equity securities with the potential   MFS Investment
                       capital.                   for long-term growth of capital.       Management

Mid-Cap Growth         Long-term growth of        Equity securities of medium-sized      MFS Investment
                       capital.                   companies believed to have above-      Management
                                                  average growth potential.

Global Growth          Long-term growth of        Equity securities of any size located  MFS Investment
                       capital.                   within and outside of the U.S.         Management

Equity Index           Investment results that    Equity securities of companies that    Mercury Advisors
                       correspond to the total    are included in or representative of
                       return of common stocks    the Standard & Poor's 500 Composite
                       publicly traded in the     Stock Price Index (including
                       U.S.                       derivatives).

Small-Cap Index        Investment results that    Equity securities of small companies   Mercury Advisors
                       correspond to the total    that are included in or representative
                       return of an index of      of the Russell 2000 Index (including
                       small capitalization       derivatives).
                       companies.

Real Estate            Current income and long-   Equity securities of companies in the  Morgan Stanley
 (formerly called      term capital               U.S. real estate industry, including   Asset Management
 "REIT")               appreciation.              real estate investment trusts (REITs)
                                                  and real estate operating companies
                                                  (REOCs).

Inflation Managed      Maximize total return      Inflation-indexed bonds of varying     Pacific
                       consistent with prudent    maturities issued by the U.S. and non  Investment
                       investment management.     U.S. governments, their agencies and   Management
                                                  government sponsored enterprises, and  Company LLC
                                                  corporations, forward contracts and
                                                  derivative instruments relating to
                                                  such securities.

Managed Bond           Maximize total return      Medium and high-quality fixed income   Pacific
                       consistent with prudent    securities with varying terms to       Investment
                       investment management.     maturity and derivatives relating to   Management
                                                  such securities or related indices.    Company
                                                                                         LLC

Money Market           Current income consistent  Highest quality money market           Pacific Life
                       with preservation of       instruments believed to have limited
                       capital.                   credit risk.

High Yield Bond        High level of current      Fixed income securities with lower and Pacific Life
                       income.                    medium-quality credit ratings and
                                                  intermediate to long terms to
                                                  maturity.

Equity Income          Current income. (Capital   Equity securities of large U.S.        Putnam
                       growth is of secondary     companies with a focus on income-      Investment
                       importance.)               producing securities believed to be    Management, LLC
                                                  undervalued by the market.

Research               Long-term growth of        Equity securities of large U.S.        Putnam
                       capital.                   companies with potential for capital   Investment
                                                  appreciation.                          Management, LLC

Equity                 Capital appreciation.      Equity securities of large U.S.        Putnam
                       (Current income is of      growth-oriented companies.             Investment
                       secondary importance.)                                            Management, LLC

Aggressive Equity      Capital appreciation.      Equity securities of small and medium- Putnam
                                                  sized companies.                       Investment
                                                                                         Management, LLC

Large-Cap Value        Long-term growth of        Equity securities of large companies.  Salomon Brothers
                       capital. (Current income                                          Asset Management
                       is of secondary                                                   Inc
                       importance.)

YOUR INVESTMENT OPTIONS

An example             Calculating unit values
You ask us to          When you choose a variable investment option, we credit
allocate $6,000 to     your policy with accumulation units. The number of
the Inflation          units we credit equals the amount we've allocated
Managed investment     divided by the unit value of the variable account.
option on a            Similarly, the number of accumulation units in your
business day. At       policy will be reduced when you make a transfer,
the end of that        withdrawal or loan from a variable investment option,
day, the unit value    and when your monthly charges are deducted.
of the variable
account is $15.        The value of an accumulation unit is the basis for all
We'll credit your      financial transactions relating to the variable
policy with 400        investment options. We calculate the unit value for
units ($6,000          each variable account once every business day, usually
divided by $15).       at or about 4:00 p.m. Eastern time.

The value of an        Generally, for any transaction, we'll use the next unit
accumulation unit      value calculated after we receive your written request.
is not the same as     If we receive your written request before 4:00 p.m.
the value of a         Eastern time, we'll use the unit value calculated as of
share in the           the end of that business day. If we receive your
underlying             request on or after 4:00 p.m. Eastern time, we'll use
portfolio.             the unit value calculated as of the end of the next
                       business day.
For information
about timing of        If a scheduled transaction falls on a day that is not a
transactions, see      business day, we'll process it as of the end of the
Pacific Select Exec    next business day. For your monthly charge, we'll use
II - NY basics.        the unit value calculated on your monthly payment date.
                       If your monthly payment date does not fall on a business day, we'll use the unit value calculated as of the end of the next business day.

                       To calculate the unit value, we multiply the unit value from the previous business day by the net investment factor. The net investment factor for a variable account on any business day is (a) minus (b), divided by (c) where:

                        a) = the net asset value of the variable account as of
                             the close of the prior business day, adjusted by investment performance and any dividends or distributions paid;
                        b) = any charges for any taxes that are, or may become,
                             associated with the operation of the variable account; and
                        c) = the net asset value of the variable account as of
                             the close of the previous business day.

                       The unit value of a variable account will change with the value of its corresponding Pacific Select Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

                       A look at performance
                       Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

                       Information about the performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy's accumulated value to the variable account during a particular time period.

                       Performance information is no guarantee of how a variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that's shown.

                       We may show performance information in any way that's allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy owner's death benefit.
                       We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

                       Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

                       Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

                       In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

                       . other variable life separate accounts, mutual funds,
                         or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

                       . the Consumer Price Index, to assess the real rate of
                         return from buying a policy by taking inflation into consideration.

                       Reports and promotional literature may also contain our rating or a rating of our claims-paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

You'll find more       Fees and expenses paid by the Pacific Select Fund
about Pacific          The Pacific Select Fund pays advisory fees and other
Select Fund fees       expenses. These are deducted from the assets of the
and expenses in An     fund's portfolios and may vary from year to year. They
overview of Pacific    are not fixed and are not part of the terms of your
Select Exec II -       policy. If you choose a variable investment option,
NY.                    these fees and expenses affect you indirectly because
                       they reduce portfolio returns. The fund is governed by its own Board of Trustees.

YOUR INVESTMENT OPTIONS

                      ---------------------------------------------------------
Fixed options          You can also choose from two fixed options: the Fixed
                       account and the Fixed LT account. The fixed options
The fixed options      provide a guaranteed minimum annual rate of interest.
are not securities,    The amounts allocated to the fixed options are held in
so they do not fall    our general account. We have contracted with Pacific
under any              Life to manage our general account assets, subject to
securities act. For    investment policies, objectives, directions and
this reason, the       guidelines established by our Board.
SEC has not
reviewed the           Here are some things you need to know about the fixed
disclosure in this     options:
prospectus about
these options.         . Accumulated value allocated to the fixed options
However, other           earns interest on a daily basis, using a 365-day
federal securities       year. Our minimum annual interest rate is 3% during
laws may apply to        the first 10 policy years, and 3.3% thereafter.
the accuracy and       . We may offer a higher annual interest rate on the
completeness of the      fixed options. If we do, we'll guarantee the higher
disclosure about         rate for one year.
these options.         . If we offer a higher annual interest rate on a fixed
                         option, we may also pay additional interest on
For more                 accumulated value in excess of $25,000 in that fixed
information about        option. Ask your registered representative for
the general              current interest rates.
account, see About     . There are no investment risks or direct charges.
PL&A.                  . There are limitations on when and how much you can
                         transfer from the fixed options. These limitations are described below, in Transferring among investment options.
                       . We may place a limit of $1,000,000 on amounts
                         allocated to the Fixed LT account in any 12-month period. This includes allocations of net premium, transfers, and loan repayments for all PL&A policies you own. Any allocations in excess of $1,000,000 will be allocated to your other investment options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your registered representative or contact us.

                      ---------------------------------------------------------
Transferring among     You can transfer among your investment options any time
investment options     during the life of your policy without triggering any
                       current income tax. You can make transfers by writing
You can make           to us, by making a telephone or electronic transfer, or
transfers and use      by signing up for one of our automatic transfer
transfer programs      programs. You'll find more information about making
only after the free    telephone and electronic transfers in Pacific Select
look transfer date.    Exec II - NY basics.
For more
information, please    Transfers will normally be effective as of the end of
see Pacific Select     the business day we receive your written, telephone or
Exec II - NY           electronic request.
basics.
                       Here are some things you need to know about making
You'll find more       transfers:
about the first
year transfer          . Your policy's accumulated value may be invested in up
program later in         to 20 investment options at one time.
this section.          . If you're making transfers between variable
                         investment options, there is no minimum amount
                         required and you can make as many transfers as you
                         like.
We reserve the         . You can make transfers from the variable investment
right, in our sole       options to the Fixed account at any time.
discretion, to         . You can make transfers from the variable investment
waive the transfer       options to the Fixed LT account only in the policy
restrictions on the      month right before each policy anniversary.
fixed options.         . If you have transferred accumulated value out of the
Please contact us        fixed options, you must wait 90 days before making a
or your registered       transfer to the Fixed account. However, you can make
representative to        transfers to the Fixed account any time during the
find out if a            first 18 months of your policy.
waiver is currently    . You can only make one transfer in any 12-month period
in effect.               from each fixed option, except if you've signed up
                         for the first year transfer program. Such transfers are limited to:
                        . $5,000 or 25% of your policy's accumulated value in
                          the Fixed account
                        . $5,000 or 10% of your policy's accumulated value in
                          the Fixed LT account.

                        Beginning October 1, 2001, the restrictions for transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.

                       . Currently, there is no charge for making a transfer
                         but we may charge you in the future. You will always be permitted at least 12 free transfers per year.

                       . There is no minimum required value for the investment
                         option you're transferring to or from.

                       . You cannot make a transfer if your policy is in the
                         grace period and is in danger of lapsing.

                       . We can restrict or suspend transfers.

                       . We may choose to impose limits on transfer amounts,
                         the value of the investment options you're transferring to or from, or the number and frequency of transfers you can make.

                      ---------------------------------------------------------
Transfer programs      We offer three programs that allow you to make
                       automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing programs, you can transfer among the variable investment options. Under the first year transfer program, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

Since the value of     Dollar cost averaging program
accumulation units     Our dollar cost averaging program allows you to make
can change, more       scheduled transfers of $50 or more between variable
units are credited     investment options without paying a transfer fee. It
for a scheduled        does not allow you to make transfers to or from either
transfer when unit     of the fixed options. Here's how the program works:
values are lower,
and fewer units        . You can set up this program at any time while your
when unit values         policy is in force.
are higher. This
allows you to          . You need to complete a request form to enroll in the
average the cost of      program. You may enroll by telephone or
investments over         electronically if you have a completed telephone and
time. Investing          electronic authorization form on file.
this way does not
guarantee profits      . You must have at least $5,000 in a variable
or prevent losses.       investment option to start the program.

                       . We'll automatically transfer accumulated value from
                         one variable investment option to one or more of the other variable investment options you've selected.

                       . We'll process transfers as of the end of the business
                         day on your policy's monthly, quarterly, semi-annual or annual anniversary, depending on the interval you've chosen. We will not make the first transfer until after the free look transfer date.

                       . We will not charge you for the dollar cost averaging
                         program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.

                       . We have the right to discontinue, modify or suspend
                         the program at any time.

                       . We'll keep making transfers at the intervals you've
                         chosen until one of the following happens:

                        . the total amount you've asked us to transfer has been
                          transferred

                        . there is no more accumulated value in the investment
                          option you're transferring from

                        . your policy enters the grace period and is in danger
                          of lapsing

                        . you tell us in writing to cancel the program

                        . we discontinue the program.

YOUR INVESTMENT OPTIONS

Because the portfolio  Portfolio rebalancing program
rebalancing program    As the value of the underlying portfolios changes, the
matches your           value of the allocations to the variable investment
original percentage    options will also change. The portfolio rebalancing
allocations, we may    program automatically transfers your policy's
transfer money from    accumulated value among the variable investment options
an investment          according to your original percentage allocations.
option with
relatively higher      Here's how the program works:
returns to one with
relatively lower       . You can set up this program at any time while your
returns.                 policy is in force.
                       . You enroll in the program by sending us a written
                         signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
                       . Your first rebalancing will take place on the monthly
                         payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
                       . If you cancel this program, you must wait 30 days to
                         begin it again.
                       . You cannot use this program if you're already using
                         the dollar cost averaging program.
                       . We do not currently charge for the portfolio
                         rebalancing program or for transfers made under this program.
                       . We can discontinue, suspend or change the program at
                         any time.

This program allows    First year transfer program
you to average the     Our first year transfer program allows you to make
cost of investments    monthly transfers during the first policy year from the
over your first        Fixed account to the variable investment options or the
policy year.           Fixed LT account. It does not allow you to transfer
Investing this way     among variable investment options.
does not guarantee
profits or prevent     Here's how the program works:
losses.
                       . You enroll in the program when you apply for your
                         policy.
                       . You choose a regular amount to be transferred every
                         month for 12 months.
                       . We make the first transfer on the day we allocate
                         your first premium to the investment options you've chosen. Each transfer will be made on the same day every month.
                       . If you sign up for this program, we'll waive the
                         usual transfer limit for the Fixed account during the first policy year.
                       . If we make the last transfer during the second policy
                         year, we will not count it toward the usual one transfer per year limit for the Fixed account.
                       . If the accumulated value in the Fixed account is less
                         than the amount to be transferred, we'll transfer the balance and then cancel the program.
                       . If there is accumulated value remaining in the Fixed
                         account at the end of the program, our usual rules for the fixed account will apply.
                       . We do not currently charge for the first year
                         transfer program or for transfers made under this program.
42

WITHDRAWALS, SURRENDERS AND LOANS

Making a               You can take out all or part of your policy's
withdrawal, taking     accumulated value while your policy is in force by
out a loan or          making withdrawals or surrendering your policy. You can
surrendering your      take out a loan from us using your policy as security.
policy can change      You can also use your policy's loan and withdrawal
your policy's tax      features to supplement your income, for example, during
status, generate       retirement.
taxable income, or
make your policy
more susceptible to
lapsing. Be sure to
plan carefully
before using these
policy benefits.

If you withdraw a
larger amount than
you've paid into
your policy, your
withdrawal may be
considered taxable
income.

For more
information, see
Variable life
insurance and your
taxes.

                      ---------------------------------------------------------
Making withdrawals     You can withdraw part of your policy's net cash
                       surrender value starting on your policy's first
You can choose to      anniversary. Here's how it works:
receive your
withdrawal in a        . You must send us a written request that's signed by
lump sum or use it       all owners.
to buy an income       . Each withdrawal must be at least $500, and the net
benefit. Please see      cash surrender value of your policy after the
the discussion           withdrawal must be at least $500.
about income           . If your policy has an outstanding loan amount, the
benefits in General      maximum withdrawal you can take is the amount, if
information about        any, by which the cash surrender value just before
your policy.             the withdrawal exceeds the outstanding loan amount
                         divided by 90%.
We will not accept     . We'll charge you $25 for each withdrawal you make.
your request to        . If you do not tell us which investment options to
make a withdrawal        take the withdrawal from, we'll deduct the withdrawal
if it will cause         and the withdrawal charge from all of your investment
your policy to           options in proportion to the accumulated value you
become a modified        have in each option.
endowment contract,    . The accumulated value, cash surrender value and net
unless you've told       cash surrender value of your policy will be reduced
us in writing that       by the amount of each withdrawal.
you want your          . If the person insured under the policy dies after
policy to become a       you've sent a withdrawal request to us, but before
modified endowment       we've made the withdrawal, we'll deduct the amount of
contract.                the withdrawal from any death benefit proceeds owing.

                       How withdrawals affect your policy's death benefit Making a withdrawal will affect your policy's death benefit in the following ways:

                       . if your policy's death benefit does not equal the
                         guideline minimum death benefit, the death benefit will decrease by the amount of your withdrawal.
                       . if your policy's death benefit equals the guideline
                         minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

                       How withdrawals affect your policy's face amount
                       If you've chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy's face amount.

                       If you've chosen death benefit Option A, a withdrawal may reduce your face amount. The face amount will be reduced by the amount, if any, by which the face amount exceeds the death benefit immediately before the withdrawal, minus the amount of the withdrawal. If there have been prior increases in face amount, the original face amount and any increase(s) in face amount will be reduced proportionately.

WITHDRAWALS, SURRENDERS AND LOANS

                      ---------------------------------------------------------
Taking out a loan      You can borrow money from us any time while your policy
                       is in force either by sending us a request in writing,
The amount in the      over the telephone or electronically. You'll find more
loan account, plus     information about requesting a loan by telephone or
any interest you       electronically in Pacific Select Exec II - NY basics.
owe, is referred to
throughout this        When you borrow money from us, we use your policy's
prospectus as your     accumulated value as security. You pay interest on the
outstanding loan       amount you borrow. The accumulated value set aside to
amount. Your policy    secure your loan also earns interest. Here's how it
refers to this         works:
amount as policy
debt.                  . To secure the loan, we transfer an amount equal to
                         the amount you're borrowing from your accumulated
Taking out a loan        value in the investment options to the loan account.
will affect the          We'll transfer this amount from your investment
growth of your           options in proportion to the accumulated value you
policy's                 have in each option, unless you tell us otherwise.
accumulated value,     . Interest owing on the amount you've borrowed accrues
and may affect the       daily at an annual rate of 3.55%. Interest that has
death benefit.           accrued during the policy year is due on your policy
                         anniversary. If you do not pay the interest when it's
An example               due, we'll add it to the amount of your loan and
For a policy with:       begin accruing interest on it from the day it was
                         due. We'll also transfer an amount equal to the
.. accumulated value      interest that was due, from your policy's accumulated
  of $100,000            value to the loan account. We'll transfer this amount
.. an outstanding         from your investment options in proportion to the
  loan amount of         accumulated value you have in each option, unless you
  $60,000                tell us otherwise.
.. a most recent        . The amount in the loan account earns interest daily
  monthly charge of      at an annual rate of 3% during the first 10 policy
  $225                   years, and 3.3% thereafter. On your policy
                         anniversary, we transfer the interest that's been
The maximum amount       credited to the loan account proportionately to your
you can borrow           investment options according to your most recent
during policy years      allocation instructions.
1 through 10 is the
greater of:            How much you can borrow
                       The minimum amount you can borrow is $200. You can
$25,500                borrow up to the larger of the following amounts:
((90% x ($100,000 -
 $5,000)) -            . 90% of the accumulated value in the investment
 $60,000)                options, less any surrender charges that would apply
                         if you surrendered your policy on the day you took
or                       out the loan.

$31,809.75             . the result of a X (b / c) - d, where:
(a x (b / c)) - d,
where:                  a = the accumulated value of your policy less any
                            surrender charges that would have applied if you
a = $92,300                 surrendered your policy on the day you took out the
    ($100,000 -             loan, and less 12 times the most recent monthly
    $5,000 - ($12 x         charge
    $225))              b = 1.03 during policy years 1 through 10, and
b = 1.03                    1.033 during policy year 11 and thereafter
c = 1.0355              c = 1.0355
d = $60,000)            d = any outstanding loan amount.

The maximum amount     Paying off your loan
you can borrow         You can pay off all or part of the loan any time while
during policy year     your policy is in force. Unless you tell us otherwise,
11 and thereafter      we'll generally transfer any loan payments you make
is the greater of:     proportionately to your investment options according to
                       your most recent allocation instructions. We may,
$25,500                however, first transfer any loan payments you make to
((90% x ($100,000 -    the fixed options, up to the amount originally
 $5,000)) -            transferred from the fixed options to the loan account.
 $60,000)              We'll then transfer any excess amount to your variable
                       investment options according to your most recent
or                     allocation instructions.

$32,077.16             While you have an outstanding loan, we'll treat any
(a x (b / c)) - d,     money you send us as a loan payment unless you tell us
where:                 otherwise in writing.

a = $92,300
    ($100,000 -
    $5,000 - ($12 x
    $225))
b = 1.033
c = 1.0355
d = $60,000)

Your outstanding       What happens if you do not pay off your loan
loan amount could      If you do not pay off your loan, we'll deduct the
result in taxable      amount in the loan account, including any interest you
income if you          owe, from one of the following:
surrender your
policy, if your        . the death benefit proceeds before we pay them to your
policy lapses, or        beneficiary
if your policy is a    . the cash surrender value if you surrender your policy
modified endowment     . the amount we refund if you exercise your right to
contract. You            cancel
should talk to your    . the endowment benefit if your policy matures.
tax advisor before
taking out a loan      Taking out a loan, whether or not you repay it, will
under your policy.     have a permanent effect on the value of your policy.
See Taking out a       For example, while your policy's accumulated value is
loan in Variable       held in the loan account, it will miss out on the
life insurance and     potential earnings available through the variable
your taxes.            investment options. The amount of interest you earn on
                       the loan account may be less than the amount of interest you would have earned from the fixed options.
                       These could lower your policy's accumulated value, which could reduce the amount of the death benefit.

                       When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

                      ---------------------------------------------------------
Ways to use your       You can use your policy's loan and withdrawal features
policy's loan and      to supplement your income, for example, during
withdrawal             retirement.
features
                       Using your policy to supplement your income does not
If you're              change your rights or our obligations under the policy.
interested in          The terms for loans and withdrawals described in this
using your life        prospectus remain the same.
insurance policy
to supplement your     Here are some things you should consider when setting
retirement income,     up an income stream:
please contact us
for more               . the rate of return you expect to earn on your
information.             investment options
                       . how long you would like to receive regular income
We can provide you     . the amount of accumulated value you want to maintain
with illustrations       in your policy.
that give you
examples of how        Understanding the risks
this could affect      Setting up an income stream may not be suitable for all
the accumulated        policy owners. It's important to understand the risks
value, net cash        that are involved in using your policy's loan and
surrender value        withdrawal features.
and death benefit
of your policy         You must always leave enough accumulated value in your
based on different     policy to help ensure your policy will continue to
hypothetical gross     qualify as life insurance and will not lapse. Your
rates of return.       policy will lapse if there is not enough accumulated
We will not use a      value, after subtracting any outstanding loan amount,
higher rate than       to cover the monthly charge on the day we make the
12%, and will          deduction and the grace period expires. If your policy
always compare it      lapses, we'll end your life insurance coverage.
with a rate of 0%
based on               There are also charges associated with reinstating a
guaranteed             lapsed policy.
insurance costs.
                       You should consult with your financial adviser and
The hypothetical       carefully consider how much you can withdraw and borrow
rates of return        from your policy each year to set up your income
are illustrative       stream.
of past or future
results. Policy        Remember that the performance of your investment
values and             options also affects your policy's accumulated value.
benefits would be      Poor performance can increase the danger of your policy
different from         lapsing. And as the cost of insurance generally
those shown in the     increases with the age of the person insured by the
illustrations if:      policy, this can also reduce the accumulated value.

.. the gross annual
  rates of return
  are different
  from the
  hypothetical
  rates

.. premiums were not
  paid as
  illustrated

.. loan interest was
  paid when due.

WITHDRAWALS, SURRENDERS AND LOANS

You can also ask       In addition, you should carefully review the policy
for accompanying       statements we send you. Your statements will allow you
charts and graphs      to monitor your policy's accumulated value, less your
that compare           outstanding loan amount, to ensure your policy can
results from           continue to support the income stream you have chosen.
various retirement
strategies.            If your policy lapses or you surrender your policy
                       after you have taken out a loan, you could face
You can ask your       significant income tax liability in the year of the
registered             lapse or surrender. Any outstanding loan amount will
representative for     automatically be repaid when your policy lapses or you
illustrations          surrender your policy. You could be taxed to the extent
showing how policy     that the net surrender value plus the outstanding loan
charges may affect     amount repaid exceeds the cost basis of your policy.
existing
accumulated value      Interest on a loan is due to us on each policy
and how future         anniversary. If we do not receive the interest when
withdrawals and        due, we'll add it to the outstanding loan amount and
loans may affect       begin accruing interest on it from the day it was due.
the accumulated        This has a compounding effect and can add to your
value and death        income tax liability.
benefit.
                       If the person insured by the policy dies, we'll deduct
Tax issues are         any outstanding loan amount from the death benefit.
described in detail    This means the death benefit proceeds will be less than
in Variable            the death benefit and may be less than the face amount.
insurance and your
taxes.

                      ---------------------------------------------------------
Automated income       Our automated income option ("AIO") program allows you
option                 to make scheduled withdrawals or loans. Your policy is
                       eligible after the 7th policy anniversary. To begin the
Withdrawals and        program, you must have a minimum net cash surrender
loans may reduce       value of $50,000, and your policy must not qualify as a
policy values and      modified endowment contract.
benefits. They may
also increase your     You request participation in the AIO program and
risk of lapse. In      specify your AIO preferences by sending us an AIO
order to minimize      request form. If you wish to do so, contact your
the risk of lapse,     registered representative for an AIO request form.
you should not take
additional loans or    There is no fee to participate in the AIO program. The
withdrawals while      $25 fee for withdrawals under the AIO program is
you are in the AIO     currently waived.
program.
                       Here's how the program works:
Distributions under
the AIO program may    . You can set up the income stream from your policy on
result in tax            either a monthly or annual basis. Each scheduled
liability. Please        income payment must be at least $500 if you choose to
consult your tax         receive monthly payments, or $1,000 if you choose
advisor.                 annual payments.

For more               . You may choose to receive either a fixed amount of
information, see         income or an amount based on a fixed duration.
Withdrawals,             Depending upon your objectives, you may wish to
Surrenders and           reduce your face amount or change your policy's death
Loans and Variable       benefit option in order to maximize your income.
life insurance and
your taxes.            . You choose the scheduled income payment date. You may
                         elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the business day before any income payment date.

                       . If the scheduled income payment date falls on a
                         weekend or holiday, the actual income payment date will be the business day before the scheduled income payment date.

                       . The withdrawal or loan will be taken from your
                         policy's investment options in proportion to the accumulated value in each option.

Over time, your        Upon our receipt of your AIO request form, we will run
policy's actual        a hypothetical illustration to determine if your
performance, and       request can be fulfilled, or if any adjustments will be
perhaps your use of    necessary. We use the illustration to test your policy
the policy's           for the minimum net cash surrender value requirement.
options, are likely    Your policy must continue to have an illustrated net
to vary from the       cash surrender value at the maturity date sufficient to
assumptions used in    meet the minimum accumulated value required to allow
the illustrations.     for payment of policy charges, including policy loan
Changes in your        interest.
policy's investment
option allocations     Illustrations generally will be run at an annual gross
can impact your        earnings rate chosen by you, not to exceed 10%. No
future values and      earnings rate used is a guarantee or indication of
income you receive.    actual earnings.
Your policy may
also be more           We will complete an AIO agreement form, and send it and
susceptible to         the illustration to your registered representative for
lapse.                 delivery to you. The AIO agreement form will confirm
                       your income payment amount, frequency and duration, and
You are responsible    will also confirm your policy's cost basis and other
to monitor your        information about your elections under the AIO program.
policy's
accumulated value      Unless you request otherwise, distributions under the
to ensure your         AIO program will be taken first as withdrawals if not
policy is not in       taxable, then they will be taken as loans.
danger of lapsing.
You may need to        Payments under the AIO program will begin as scheduled
make additional        once we receive your signed AIO agreement form. We will
premium payments or    send you a letter confirming the date and amount of the
loan repayments to     first income payment.
prevent your policy
from lapsing.          The income payments will usually remain constant during
                       each income period, unless there is insufficient net
You will not           cash surrender value to make a payment. The duration of
receive a notice to    each income period is one year, except that the first
remind you of your     income period may differ depending on the following:
scheduled premium
payments while you     . If the AIO program start date is six months or more
are in the AIO           from your next policy anniversary, the income period
program.                 will end on the next policy anniversary. In this
                         case, the first income period will last at least six months, but not more than one year.

                       . If the AIO program start date is less than six months
                         from your next policy anniversary, the income period will extend to the following policy anniversary. In this case, the first income period will last at least one year, but not more than 18 months.

There is no charge     After the first income period, and each year you remain
for illustrations      in the AIO program, we will run an illustration after
we run in              each policy anniversary. This illustration will
connection with the    generally be run at a rate chosen by you, not to exceed
AIO program. They      a gross annual rate of 10%. Your policy must continue
do not count toward    to have an illustrated net cash surrender value at the
your one free          maturity date sufficient to meet the minimum
illustration per       accumulated value required to allow for payment of
year.                  policy charges, including policy loan interest.

                       We will send you a letter and the illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

                       You may discontinue participation in the AIO program at any time by sending a written notice to us.

WITHDRAWALS, SURRENDERS AND LOANS

                      ---------------------------------------------------------
Surrendering your      You can surrender or cash in your policy at any time
policy                 while the person insured by the policy is still living.
                       Your policy's cash surrender value is its accumulated
You can choose to      value less any surrender charge that applies. The net
receive your money     cash surrender value equals your policy's cash
in a lump sum or       surrender value after deducting any outstanding loan
use it to buy an       amount.
income benefit.
Please see the         Here are some things you need to know about
discussion about       surrendering your policy:
income benefits in
General information    . You must send us your policy and a written request.
about your policy.     . We'll send you the policy's net cash surrender value.
                         If you surrender your policy during the first 10
If you increase          policy years, we'll deduct a surrender charge that
your policy's face       helps cover our costs for underwriting, issuing and
amount, we'll send       distributing our policies.
you a supplemental     . Your policy's surrender charge is based on the
schedule of              initial face amount of your policy and will never be
benefits that shows      greater than the maximum surrender charge. The
the surrender            maximum surrender charge is calculated at a rate that
charge associated        is based on the age and risk class of the person
with the increase.       insured by the policy, and each $1,000 of initial
                         face amount.
                       . There's no surrender charge on the initial face
                         amount after 10 policy years.
                       . We guarantee the surrender charge rates will not
                         increase.
                       . If you increase your policy's face amount, each
                         increase has a surrender charge and maximum surrender charge, based on the amount of the increase, for 10 years.
                       . If you decrease the face amount, the decrease will
                         not affect your policy's surrender charge or maximum surrender charge.

                      ---------------------------------------------------------
A table of             How we calculate the surrender charge
surrender charges      The surrender charge and the maximum surrender charge
for your policy        are assessed against your policy's accumulated value.
will be shown in       They are based on the age and risk class of the person
your policy            insured by the policy for each $1,000 of the initial
specification          face amount of your policy.
pages.
                       The amount of the surrender charge does not change
Sample rates for       during the first policy year. Starting on the first
the surrender          policy anniversary, we reduce the charge by 0.9259%
charge and the         each month until it reaches zero at the end of
maximum surrender      10 policy years.
charge appear in
Appendix A.            The maximum surrender charge does not change during the
                       first 10 policy years, and then is reduced to zero at
An example             the end of the 10th policy year. The maximum surrender
For a policy:          charge on the initial face amount of your policy will
                       never be more than $32.752 per $1,000 of initial face
.. that insures a       amount.
  male non-smoker
  who is age 45
  when the policy
  is issued
.. with an initial
  face amount of
  $350,000.

The surrender
charge is:

.. $8,757.00 in the
  first policy year
  (($350,000/
  $1,000) x 25.02)
.. $2,919.16 at the
  end of the
  seventh policy
  year ($8,757.00 -
  ($8,757.00 x
  .9259% x 72
  months))

We will never
deduct more than
the maximum
surrender charge,
which is $4,426.10

                      ---------------------------------------------------------
Policy restoration     You may request to restore a policy you surrender if
                       the person insured by the policy is still living.
                       Here's how it works:

                        . We must receive your request to restore the policy
                          along with the full amount of the surrender proceeds within 30 days from the original date of the surrender. We will not require evidence of insurability.
                        . If we assessed a surrender charge when you
                          surrendered your policy, we will add the value of the charge to the surrender proceeds we receive from you.
                        . The surrender proceeds and any refunded surrender
                          charge will be placed into the Fixed account as of the original date of the surrender. We will calculate and pay interest on this amount from the date of surrender to the date we process your restoration request.
                        . On the date we process your restoration request, we
                          will transfer your accumulated value in the Fixed account to the investment options you choose according to your most recent premium allocation instructions.
                        . If you had an outstanding loan amount when you
                          surrendered your policy, we will reinstate the loan amount that was outstanding the day you surrendered your policy.
                        . Once we have restored the policy, we will send you a
                          written confirmation.

                       We will not restore a policy that has been surrendered for an income benefit.

                      ---------------------------------------------------------
Benefits at maturity   If the insured is living on your maturity date, we will
                       pay you an endowment benefit equal to your accumulated value, less any outstanding loan amount.

                       Payment of your endowment benefit will usually be made within 7 days of your policy anniversary. Payments may be postponed in certain circumstances. See Timing of payments, forms and requests.

GENERAL INFORMATION ABOUT YOUR POLICY

                       This section tells you some additional things you should know about your policy.

                      ---------------------------------------------------------
Income benefit         If you surrender or make a withdrawal from your policy,
                       or your policy matures, you can use the money to buy an income benefit that provides a monthly income. Your policy's beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

                       The following is one income benefit available under the Pacific Select Exec II-NY policy:

                       . The income benefit is based on the life of the person
                         receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner's life. If the policy's beneficiary buys the income benefit, monthly income will be based on the beneficiary's life.
                       . We'll pay a monthly income for at least 10 years
                         regardless of whether the person receiving the income is still alive.
                       . After 10 years, we'll only pay the monthly income for
                         as long as the person receiving it is still alive.
                       . The minimum monthly income benefit calculated must be
                         at least $100.
                       . For this income benefit, the amount you receive will
                         always be at least as much as the amount guaranteed by your policy.

                      ---------------------------------------------------------
Reduced Paid-Up        You may use the net cash surrender value of your policy
Benefit                to purchase guaranteed fixed paid-up insurance on the
                       life of the person insured by the policy. You may choose to do this at any time while the policy is in force.

                       If you convert your policy, your policy and any riders attached to it will terminate and the net cash surrender value will be transferred to our general account. The amount of paid-up insurance is determined by applying the net cash surrender value as the net single premium based upon the insured's age and risk class, 1980 Commissioner Standard Ordinary Mortality Tables, and 3% interest. Any riders attached to the policy will terminate at the time of conversion.

                      ---------------------------------------------------------
Substituting the       Starting on your policy's first anniversary, you can
person insured by      apply to substitute the person insured by your policy.
your policy            You must apply in writing and we must receive
                       satisfactory evidence of insurability of the new person
If you substitute      to be insured by the policy. You can only add riders on
the person insured     the new person insured by the policy if we approve the
by the policy,         addition of the riders.
we'll send you a
revised schedule of    The substitution will become effective on the first
benefits.              monthly payment date after we approve your request. We
                       may have to adjust the face amount, accumulated value, surrender charge and policy charges to reflect the substitution.

                       We can refuse your request to substitute if, among other reasons:

                       . we would be required to end the policy in order to
                         comply with new guideline premium limits under tax law
                       . we would be required to make distributions from your
                         policy's accumulated value that are greater than the net cash surrender value.

                      ---------------------------------------------------------
Paying the death       If the person insured by the policy commits suicide
benefit in the case    within two years of the policy date, death benefit
of suicide             proceeds will be the total of all premiums you've paid,
                       less any outstanding loan amount and any withdrawals you've made.

                       If you've substituted the person insured by the policy and that person commits suicide within two years of the day the substitution was made, we'll calculate death benefit proceeds differently. Proceeds will be limited to the net cash surrender value of your policy as of the day the substitution was made, less any increase in any outstanding loan amount, any withdrawals you've made, and any dividends we've paid in cash, since the day the substitution was made.

                      ---------------------------------------------------------
Replacement of life    The term replacement has a special meaning in the life
insurance or           insurance industry. Before you make a decision to buy,
annuities              we want you to understand what impact a replacement may
                       have on your existing insurance policy.

                       A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

                       . lapsed, forfeited, surrendered or partially
                         surrendered, assigned to the replacing insurer, or otherwise terminated
                       . converted to reduced paid-up insurance, continued as
                         extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values
                       . amended to effect either a reduction in benefits or
                         in the term for which coverage would otherwise remain in force or for which benefits would be paid
                       . reissued with any reduction in cash value, or . pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

                       There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

                      ---------------------------------------------------------
Errors on your         If the age of the person insured by your policy is
application            stated incorrectly on your application, the death
                       benefit under your policy will be the greater of the following:

                       . the amount of death benefit that would be purchased
                         by the most recent cost of insurance charge for the correct age or
                       . the guideline minimum death benefit for the correct
                         age.

                       We'll adjust the accumulated value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct age.

GENERAL INFORMATION ABOUT YOUR POLICY

                      ---------------------------------------------------------
Contesting the         We have the right to contest the validity of your
validity of your       policy for two years from the policy date. Once your
policy                 policy has been in force for two years from the policy
                       date during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the person insured by the policy, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

                       We have the right to contest the validity of an increase in the face amount of a policy for two years from the day the increase becomes effective. Once the increased face amount has been in force for two years during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       We also have the right to contest the validity of a policy if there has been a substitution to the person insured by the policy. We can contest a policy's validity for two years from the day the substitution becomes effective. Once the substitution has been in force for two years during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to the person insured by the policy.

                      ---------------------------------------------------------
Assigning your         You can assign your policy as collateral to secure a
policy as              loan, mortgage, or other kind of debt. Here's how it
collateral             works:

Assigning a policy     . An assignment does not change the ownership of the
that's a modified        policy.
endowment contract     . After the policy has been assigned, your rights and
may generate             the rights of your beneficiary will be subject to the
taxable income and       assignment. The entire policy, including any income
a 10% penalty tax.       benefit, rider, benefit and endorsement, will also be
                         subject to the assignment.
                       . We're not responsible for the validity of any
                         assignment.
                       . We must receive a copy of the original assignment
                         before we'll consider it binding.
                       . Unless otherwise provided, the person or organization
                         you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

                      ---------------------------------------------------------
Non-participating      This policy will not share in any of our surplus
                       earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                       This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It's based on the Internal Revenue Code (the tax code) and does not cover any state or local tax laws.

The tax                This is not a complete discussion of all federal income
consequences of        tax questions that may arise under the policy. There
owning a policy or     are special rules that we do not include here that may
receiving proceeds     apply in certain situations.
from it may vary by
jurisdiction and       We do not know whether the current treatment of life
according to the       insurance policies under current federal income tax or
circumstances of       estate or gift tax laws will continue. We also do not
each owner or          know whether the current interpretations of the laws by
beneficiary.           the IRS or the courts will remain the same. Future
                       legislation may adversely change the tax treatment of
Speak to a             life insurance policies, other tax consequences
qualified tax          described in this discussion or tax consequences that
adviser for            relate directly or indirectly to life insurance
complete               policies.
information about
federal, state and     Recently passed tax legislation provides, among other
local taxes that       things, for reductions in federal estate tax rates,
may apply to you.      increases in the exemption amount, and a "repeal" of
                       the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.

                       We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

                      ---------------------------------------------------------
Tax treatment of       Definition of life insurance
life insurance         We believe that the policy qualifies as life insurance.
policies               That means it will receive the same tax advantages as a
                       conventional fixed life insurance policy. The two main
In order to qualify    tax advantages are:
as a life insurance
contract for           . In general, your policy's beneficiary will not be
federal income tax       subject to federal income tax when he or she receives
purposes, the            the death benefit proceeds. This is true regardless
policy must meet         of whether the beneficiary is an individual,
the statutory            corporation, or other entity.
definition of life     . You'll generally not be taxed on your policy's
insurance.               accumulated value unless you receive a cash
                         distribution when the policy matures, or by making a
Death benefits may       withdrawal, surrendering your policy, or in some
be excluded from         instances, taking a loan from your policy.
income under
Section 101(a) of      The tax laws defining life insurance, however, do not
the tax code.          cover all policy features. Your policy may have
                       features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies and policies with term insurance on the person insured by the policy. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

                       The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                       The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of      Diversification rules and ownership
the tax code           of the separate account
describes the          Your policy will not qualify for the tax benefit of a
diversification        life insurance contract unless, among other
rules.                 requirements, the separate account follows certain
                       rules requiring diversification of investments
For more               underlying the policy. In addition, the IRS requires
information about      that the policyholder does not have control over the
diversification        underlying assets.
rules, please see
Managing Pacific       The Treasury Department has announced that the
Select Fund in the     diversification rules "do not provide guidance
accompanying           concerning the circumstances in which it will treat an
Pacific Select Fund    investor, rather than the insurance company, as the
prospectus.            owner of the assets in a separate account." The IRS
                       treats a variable policy owner as the owner of separate account assets if he or she has the ability to exercise investment control over them. Owners of the assets are taxed on any income or gains the assets generate.
                       Although the Treasury Department announced several years ago that it would provide further guidance on the issue, it had not done so when we wrote this prospectus.

                       The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible the IRS would treat you as the owner of your policy's proportionate share of the assets of the separate account.

                       We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the fund's portfolios will be able to operate as currently described in the prospectus, or that the fund will not have to change any portfolio's investment objective or policies. We can modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the separate account.

Policy exchanges       Policy exchanges
fall under Section     If you exchange your policy for another one that
1035(a) of the tax     insures the same person, it generally will be treated
code.                  as a tax-free exchange and, if so, will not result in
                       the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

                       Change of ownership
                       You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special      Corporate owners
rules for              There are special tax issues for corporate owners:
corporate-owned
policies. You          . using your policy to fund deferred compensation
should consult your      arrangements for employees has special tax
tax adviser.             consequences
                       . corporate ownership of a policy may affect your
Section 59A of the       liability under the alternative minimum tax and the
tax code deals with      environmental tax.
the environmental
tax.

                      ---------------------------------------------------------
Conventional life      The tax treatment of your policy will depend upon
insurance policies     whether it is a type of contract known as a modified
                       endowment contract. We describe modified endowment
Under Section 7702A    contracts later in this section. If your policy is not
of the tax code,       a modified endowment contract, it will be treated as a
policies that are      conventional life insurance policy and will have the
not classified as      following tax treatment:
modified endowment
contracts are taxed    Surrendering your policy or policy maturity
as conventional        When you surrender, or cash in, your policy, or your
life insurance         policy matures, you'll generally be taxed on the
policies.              difference, if any, between the cash surrender value
                       and the cost basis in your policy.
The cost basis in
your policy is         Making a withdrawal
generally the          If you make a withdrawal after your policy has been in
premiums you've        force for 15 years, you'll only be taxed on the amount
paid plus any          you withdraw that exceeds the cost basis in the policy.
taxable
distributions less     Special rules apply if you make a withdrawal within the
any withdrawals or     first 15 policy years and it's accompanied by a
premiums previously    reduction in benefits. In this case, there is a special
recovered that were    formula under which you may be taxed on all or a
not taxable.           portion of the withdrawal amount.

                       Taking out a loan
                       If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered, matures or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that's accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

                       Loans and corporate-owned policies
                       If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that's a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity's deductions for loan interest may be disallowed, even though this interest may relate to debt that's completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

                      ---------------------------------------------------------
Modified endowment     A modified endowment contract is a special type of life
contracts              insurance policy. If your policy is a modified
                       endowment contract, it will have the tax treatment
Section 7702A of       described below. Any distributions you receive during
the tax code           the life of the policy are treated differently than
defines a class of     under conventional life insurance policies.
life insurance         Withdrawals, loans, pledges, assignments and the
policies known as      surrender or maturity of your policy are all considered
modified endowment     distributions and may be subject to tax on an income-
contracts. Like        first basis and a 10% penalty.
other life
insurance policies,    When a policy becomes a modified endowment contract
the death benefit      A life insurance policy becomes a modified endowment
proceeds paid to       contract if, at any time during the first seven policy
your beneficiary       years, the sum of actual premiums paid exceeds the
generally are not      seven-pay limit. The seven-pay limit is the cumulative
subject to federal     total of the level annual premiums (or seven-pay
income tax and your    premiums) required to pay for the policy's future death
policy's               and endowment benefits.
accumulated value
grows on a tax-
deferred basis
until you receive a
cash distribution.

If there is a
material change to
your policy, like a
change in the death
benefit, we may
have to retest your
policy and restart
the seven-pay
premium period to
determine whether
the change has
caused the policy
to become a
modified endowment
contract.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                       For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Pacific Select
                       Exec II - NY policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy's first seven contract years or after a material change has been made to the policy.

                       Surrendering your policy or policy maturity
                       If you surrender your policy or it matures, you're taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

                       Making a withdrawal or taking out a loan
                       If you make a withdrawal or take out a loan from a modified endowment contract, you're taxed on the amount of the withdrawal or loan that's considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It's unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. You should consult your tax adviser.

                       All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

                       10% penalty tax
                       If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

                       A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

                       . you're at least 59 1/2 years old
                       . you're receiving an amount because you've become
                         disabled
                       . you're receiving an amount that's part of a series of
                         substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

                       Distributions before a policy becomes a modified endowment contract
                       If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy's failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

                      ---------------------------------------------------------
Policy riders          Accelerated living benefits rider
                       Amounts received under this rider should be generally
Please see the         excluded from taxable income under Section 101(g) of
discussion of          the tax code.
optional riders in
The death benefit.     Benefits under the rider will be taxed, however, if
                       they are paid to someone other than a person insured by
Please consult with    the policy, and the person insured by the policy:
your tax adviser if
you want to            . is a director, officer or employee of the person
exercise your            receiving the benefit, or
rights under this      . has a financial interest in a business of the person
rider.                   receiving the benefit.

                       In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet technical aspects of the definition of "life insurance contract" under the tax code. We may reserve the right (but are not obligated) to modify the rider to conform under tax code requirements.

ABOUT PL&A

                       Pacific Life & Annuity Company is a life insurance company based in Arizona. Our operations include life insurance, annuity and institutional products, group life and health insurance and various other insurance products and services. At the end of 2001, we had statutory assets of $649 million.

                       PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

                      ---------------------------------------------------------
How we're organized    PL&A was incorporated in 1982 under the name of Pacific
                       Financial Life Insurance Company. We merged with
                       Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.

                       PL&A is a stockholder owned company. As such, purchasing and owning a PL&A policy does not confer any membership rights nor ownership rights in PL&A or in any other company affiliated with PL&A.

                      ---------------------------------------------------------
How policies are       Pacific Life Insurance Company administers the policies
administered           sold under this prospectus. At the end of 2001, Pacific
                       Life had $124.8 billion of individual life insurance and total admitted assets of approximately $52.0 billion. It is ranked the 15th largest life insurance carrier in the U.S. in terms of 2001 admitted assets.

                       The Pacific Life family of companies has total assets under management of $357 billion. Pacific Life's principal office is at 700 Newport Center Drive, Newport Beach, CA 92660.

                      ---------------------------------------------------------
How policies are       Pacific Select Distributors, Inc. (PSD), our affiliate,
distributed            is the distributor of our policies. PSD is located at
                       700 Newport Center Drive, Newport Beach, California
                       92660.

                       PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for its services as our distributor.

                       The policies are sold by registered representatives of broker-dealers who have signed agreements with us and PSD. Registered representatives must be licensed to sell variable life insurance under the state insurance and securities regulations that apply. Broker-dealers must be registered with the SEC.

                       How we pay broker-dealers
                       We pay broker-dealers commission for promoting, marketing and selling our policies. Broker-dealers pay a portion of the commission to their registered representatives, under their own arrangements.

A target premium is    Commissions are based on "target" premiums we
a hypothetical         determine. The commission we pay will vary with the
premium that is        agreement, but the most common schedule of commissions
used only to           we pay is:
calculate
commissions. It        . 55% of premiums paid up to the first target premium
varies with the          in the first policy year
death benefit          . 4% of premiums paid up to the first target premium
option you choose,       after the first policy year
the age of the         . 4% of the premiums paid under targets 2-10
person insured by      . 2% of premiums paid in excess of the 10th target
the policy on the        premium.
policy date, and
the gender (unless
unisex rates are
required) and risk
class of the person
insured by the
policy.

ABOUT PL&A

                       We may pay broker-dealers an annual renewal commission
A policy's target      of up to 0.20% of a policy's accumulated value less any
premium will be        outstanding loan amount. We calculate the renewal
less than the          amount monthly and it becomes payable on each policy
policy's guideline     anniversary.
level premiums.
                       We may also pay override payments, expense and marketing allowances, bonuses, wholesaler fees and training allowances.

                       Registered representatives who meet certain sales levels can qualify for sales incentives programs we sponsor. We may also pay them non-cash compensation like expense-paid trips, expense-paid educational seminars, and merchandise.

                      ---------------------------------------------------------
How our accounts       We own the assets in our general account and our
work                   separate account. We allocate your net premiums to
                       these accounts according to the investment options you've chosen.

                       General account
We can provide you     Our general account includes all of our assets, except
with reports of our    for those held in our separate accounts. We guarantee
ratings as an          you an interest rate for up to one year on any amount
insurance company      allocated to the fixed options. The rate is reset
and our ability to     annually. The fixed options are part of our general
pay claims with        account, which we may invest as we wish, according to
respect to our         any laws that apply. We'll credit the guaranteed rate
general account        even if the investments we make earn less. Our ability
assets.                to pay these guarantees is backed by our strength as a
                       company.

                       The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the fixed options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the fixed options.

                       Separate account
You'll find the        Amounts allocated to the variable investment options
audited financial      are held in our separate account. The assets in this
statements for the     account are kept separate from the assets in our
Pacific Select Exec    general account and our other separate accounts, and
separate account       are protected from our general creditors.
later in this
prospectus.            The separate account was established on September 24,
                       1998 under Arizona law under the authority of our Board
The prospectus also    of Directors. It's registered with the SEC as a type of
includes the           investment company called a unit investment trust. The
audited                SEC does not oversee the administration or investment
consolidated           practices or policies of the account.
financial
statements for         The separate account is divided into variable accounts.
PL&A. We include       Each variable account invests in shares of a designated
these financial        portfolio of the Pacific Select Fund. We may add
statements to show     variable accounts that invest in other portfolios of
our strength as a      the fund or in other securities.
company and our
ability to meet our    We're the legal owner of the assets in the separate
obligations under      account, and pay its operating expenses. The separate
the policies.          account is operated only for our variable life
                       insurance policies. We must keep enough money in the
The separate           account to pay anticipated obligations under the
account is not the     insurance policies funded by the account, but we can
only investor in       transfer any amount that's more than these anticipated
the Pacific Select     obligations to our general account. Some of the money
Fund. Investment in    in the separate account may include charges we collect
the fund by other      from the account and any investment results on those
separate accounts      charges.
for variable
annuity contracts      We cannot charge the assets in the separate account
and variable life      attributable to our reserves and other liabilities
insurance contracts    under the policies funded by the account with any
could cause            liabilities from our other business.
conflicts. For more
information, please
see the Statement
of Additional
Information for the
Pacific Select
Fund.

                       Similarly, the income, gains or losses, realized or unrealized, of the assets of any variable account belong to that variable account and are credited to or charged against the assets held in that variable account without regard to our other income, gains or losses.

                       Making changes to the separate account
                       We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

                       We can substitute shares of one Pacific Select Fund portfolio with shares of another portfolio or fund if:

                       . any portfolio is no longer available for investment
                       . our management believes that a portfolio is no longer
                         appropriate in view of the purposes of the policy.

                       We'll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We'll comply with the filing or other procedures established by insurance regulators as required by law.

                       We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

                       We can add new variable accounts when we believe that it's warranted by marketing needs or investment conditions. We'll decide on what basis we'll make new accounts available to existing policy owners.

                       We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

                       If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

                       We will notify you if there is a material change in the investment policy of a Variable Account. The notice will inform you of your options, including your option to transfer from such Variable Account to the Fixed Account within 60 days after:

                       . the effective date of the material change, or . the date you receive the notice, whichever is later.

                       If we believe it's in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

                       . operate the separate account as a management
                         investment company, unit investment trust, or any other form permitted under securities or other laws
                       . register or deregister the separate account under
                         securities law
                       . combine the separate account with one of our other
                         separate accounts or our affiliates' separate accounts
                       . combine one or more variable accounts
                       . create a committee, board or other group to manage
                         the separate account
                       . change the classification of any variable account.

ABOUT PL&A

                       Taxes we pay
                       We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

                       We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

                      ---------------------------------------------------------
Voting rights          We're the legal owner of the shares of the Pacific
                       Select Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the fund. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

                       Your voting interest is calculated as of a day set by the Board of Trustees of the fund called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

                       We'll send you documents from the fund called proxy materials. They include information about the items you'll be voting on and forms for you to give us your instructions. We'll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we've received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we've received timely instructions.

                       We'll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account.

                       If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

                       When required by state insurance regulatory authorities, we may disregard voting instructions that:

                       . would change a portfolio's investment objective or
                         subclassification
                       . would approve or disapprove an investment advisory
                         contract.

                       We may disregard voting instructions on a change initiated by policy owners that would change a portfolio's investment policy, investment adviser or portfolio manager if:

                       . our disapproval is reasonable
                       . we determine in good faith that the change would be
                         against state law or otherwise be inappropriate, considering the portfolio's objectives and purpose, and considering what effect the change would have on us.

                       If we disregard any voting instructions, we'll include a summary of the action we took and our reasons for it in the next report to policy owners.

                      ---------------------------------------------------------
Illustrations          We will provide you with illustrations based on
                       different sets of assumptions upon your request. You
If you ask us,         can request such illustrations at any time.
we'll provide you      Illustrations may help you understand how your policy
with different         values would vary over time based on different
kinds of               assumptions. We have filed examples of such an
illustrations.         illustration as an exhibit to the registration
.. Illustrations        statement that relates to the policy on file with the
  based on             SEC.
  information you
  give us about the
  age of the person
  to be insured by
  the policy, their
  risk class, the
  face amount, the
  death benefit and
  premium payments.
.. Illustrations
  that show the
  allocation of
  premium payments
  to specified
  variable
  accounts. These
  will reflect the
  expenses of the
  portfolio of the
  Fund in which the
  variable account
  invests.
.. Illustrations
  that use a
  hypothetical
  gross rate of
  return that's
  greater than 12%.
  These are
  available only to
  certain large
  institutional
  investors.

                      ---------------------------------------------------------
State regulation       We're subject to the laws of the state of Arizona
                       governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we're subject to the insurance laws and regulations of the other states and jurisdictions in which we're licensed or may become licensed to operate.

                       An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

                      ---------------------------------------------------------
Legal proceedings      The separate account is not involved in any legal
and legal matters      proceedings that would have a material effect on policy
                       owners.

                       Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under Arizona law, and the validity of the forms of the policies under Arizona law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert.

                      ---------------------------------------------------------
Registration           We've filed a registration statement with the SEC for
statement              Pacific Select Exec II - NY, under the Securities Act
                       of 1933. The SEC's rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC's office in Washington, D.C. They may charge you a fee.

                      ---------------------------------------------------------
Management             The following is a list of our directors and certain
                       officers, along with some information about their business activities over the past five years. They do not receive any compensation from the separate account for services they provide to it nor do we pay any separately allocable compensation for these services.

                       The business address of each of these people is c/o Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, California 92660.

ABOUT PL&A

NAME AND POSITION      PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
Thomas C. Sutton       Director, Chairman of the Board and Chief Executive Officer (since August 2001) of
Director, Chairman     PL&A; Director, Chairman of the Board and Chief Executive Officer of Pacific Life
of the Board and       Insurance Company; Director, Chairman of the Board and Chief Executive Officer of
Chief Executive        Pacific LifeCorp, August 1997 to present; Director, Chairman of the Board and Chief
Officer                Executive Officer of Pacific Mutual Holding Company, August 1997 to present; Trustee and Chairman of the Board and Former President of Pacific Select Fund; Trustee and
                       Chairman of Pacific Funds, June 2001 to present; former Management Board Member of
                       PIMCO Advisors L.P.; former Equity Board Member of PIMCO Advisors L.P.; former
                       Director of Pacific Corinthian Life Insurance Company; Director of: Newhall Land &
                       Farming; The Irvine Company; Edison International; and similar positions with other affiliated companies of Pacific Life Insurance Company.

Glenn S. Schafer       Director and President (since August 2001) of PL&A; Director and President of
Director and           Pacific Life Insurance Company; Executive Vice President and Chief Financial Officer
President              of Pacific Life Insurance Company, April 1991 to January 1995; Director and
                       President of Pacific LifeCorp, August 1997 to present; Director and President of
                       Pacific Mutual Holding Company, August 1997 to present; President (since February
                       1999) and former Trustee of Pacific Select Fund; Trustee and President of Pacific
                       Funds, June 2001 to present; former Management Board Member of PIMCO Advisors L.P.;
                       former Equity Board Member of PIMCO Advisors L.P.; former Director of Pacific
                       Corinthian Life Insurance Company; and similar positions with other affiliated companies of Pacific Life Insurance Company.

Khanh T. Tran          Director (since August 2001), Executive Vice President (since April 2001) and Chief
Director, Executive    Financial Officer of PL&A; Senior Vice President of PL&A, February 1999 to April
Vice President and     2001; Director (since August 1997), Executive Vice President (since April 2001) and
Chief Financial        Chief Financial Officer of Pacific Life Insurance Company; Senior Vice President of
Officer                Pacific Life, June 1996 to April 2001; Executive Vice President (since April 2001)
                       and Chief Financial Officer of Pacific LifeCorp, August 1997 to present; Executive
                       Vice President (since April 2001) and Chief Financial Officer of Pacific Mutual
                       Holding Company, August 1997 to present; Senior Vice President of Pacific Mutual
                       Holding Company, August 1997 to April 2001; Senior Vice President of Pacific
                       LifeCorp, August 1997 to April 2001; Executive Vice President and Chief Financial
                       Officer of other affiliated companies of Pacific Life Insurance Company; Director of
                       Prandium, Inc.

David R. Carmichael    Director of PL&A; Senior Vice President and General Counsel of PL&A, July 1998 to
Director, Senior       present; Director (since August 1997), Senior Vice President and General Counsel of
Vice President and     Pacific Life Insurance Company; Senior Vice President and General Counsel of Pacific
General Counsel        LifeCorp, August 1997 to present; Senior Vice President and General Counsel of
                       Pacific Mutual Holding Company, August 1997 to present; Director of Association of
                       California Life and Health Insurance Companies; and President-elect and former
                       Director of Association of Life Insurance Counsel.

Audrey L. Milfs        Director, Vice President (since February 1999) and Secretary of PL&A; Director
Director, Vice         (since August 1997), Vice President and Corporate Secretary of Pacific Life
President and          Insurance Company; Vice President and Corporate Secretary of Pacific LifeCorp,
Secretary              August 1997 to present; Vice President and Corporate Secretary of Pacific Mutual
                       Holding Company, August 1997 to present; Secretary of Pacific Select Fund; Secretary of Pacific Funds, June 2001 to present; similar positions with other affiliated companies of Pacific Life Insurance Company.

James T. Morris        Executive Vice President of PL&A, January 2002 to present; Senior Vice President of
Executive Vice         PL&A, August 1999 to January 2002; Executive Vice President of Pacific Life
President              Insurance Company, January 2002 to present; Senior Vice President of Pacific Life
                       Insurance Company, April 1996 to January 2002.

Brian D. Klemens       Vice President and Treasurer of PL&A, February 1999 to present; Vice President and
Vice President and     Treasurer of Pacific Life Insurance Company, December 1998 to present; Assistant
Treasurer              Vice President, Accounting and Assistant Controller of Pacific Life Insurance
                       Company, April 1994 to December 1998; Vice President and Treasurer of Pacific
                       LifeCorp, June 1999 to present; Vice President and Treasurer of Pacific Mutual
                       Holding Company, June 1999 to present; Vice President and Treasurer of Pacific
                       Select Fund; Vice President and Treasurer of other affiliated companies of Pacific
                       Life Insurance Company.

                      ---------------------------------------------------------
Financial              The next several pages contain the statement of assets
statements             and liabilities of Pacific Select Exec Separate Account
                       as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.

                       These are followed by the financial statements-statutory basis for PL&A as of December 31, 2001 and 2000 and for the years then ended, which are included in this prospectus so you can assess our ability to meet our obligations under the policies.

                      ---------------------------------------------------------
Experts The financial statements-statutory basis for PL&A as of December 31, 2001 and 2000 and for the years then ended as well as the statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2001, the related statement of operations and financial highlights for the year then ended and the statements of changes in net assets for each of the two years in the period then ended included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, which report on the financial statements of PL&A expresses an unqualified opinion with respect to the presentation of such financial statements-statutory basis in accordance with the accounting basis prescribed or permitted by the Insurance Department of the State of Arizona, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America, and also states that such financial statements-statutory basis, are not presented fairly in accordance with accounting principles generally accepted in the United States of America, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Pacific Life & Annuity Company:

 We have audited the accompanying statement of assets and liabilities of Pacific Select Exec Separate Account (the "Separate Account") (comprised of Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, REIT, Inflation Managed, Managed Bond, Money Market, High Yield Bond, Equity, Aggressive Equity, and Large-Cap Value Variable Accounts) as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended (as to the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Strategic Value, Focused 30, Capital Opportunities, Mid-Cap Growth, and Global Growth Variable Accounts, for each of the periods from commencement of operations through December 31, 2001), and the statement of changes in net assets for each of the two years in the period then ended (as to the Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Multi-Strategy, Equity Income, Growth LT, Mid-Cap Value, International Value, Equity Index, Small-Cap Index, REIT, Inflation Managed, Managed Bond, Money Market, High Yield Bond, Equity, Aggressive Equity, and Large-Cap Value Variable Accounts, for the year ended December 31, 2001 and for each of the periods from commencement of operations through December 31, 2000, and as to the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Strategic Value, Focused 30, Capital Opportunities, Mid-Cap Growth, and Global Growth Variable Accounts, for each of the periods from commencement of operations through December 31, 2001).
These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2001 and the results of their operations, financial highlights, and the changes in their net assets for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 8, 2002

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                           Blue   Aggressive Emerging Diversified Small-Cap International   I-Net    Financial
                           Chip     Growth   Markets   Research    Equity     Large-Cap   Tollkeeper Services
                         Variable  Variable  Variable  Variable   Variable    Variable     Variable  Variable
                         Account   Account   Account    Account    Account     Account     Account    Account
                         -------------------------------------------------------------------------------------
ASSETS

Investments:
 Blue Chip Portfolio.... $50,228
 Aggressive Growth
 Portfolio..............           $29,294
 Emerging Markets
 Portfolio..............                     $19,522
 Diversified Research
 Portfolio..............                                $17,372
 Small-Cap Equity
 Portfolio..............                                           $51,762
 International Large-Cap
 Portfolio..............                                                       $85,018
 I-Net Tollkeeper
 Portfolio..............                                                                   $22,652
 Financial Services
 Portfolio..............                                                                              $11,249

Receivables:

 Due from Pacific Life &
 Annuity Company........             1,613         2      1,622        270                       1          6
 Fund shares redeemed...     101                                                    51
                         -------------------------------------------------------------------------------------
Total Assets............  50,329    30,907    19,524     18,994     52,032      85,069      22,653     11,255
                         -------------------------------------------------------------------------------------

LIABILITIES
Payables:
 Due to Pacific Life &
 Annuity Company........     101                                                    51
 Fund shares purchased..             1,613         2      1,622        270                       1          6
                         -------------------------------------------------------------------------------------
Total Liabilities.......     101     1,613         2      1,622        270          51           1          6
                         -------------------------------------------------------------------------------------
NET ASSETS.............. $50,228   $29,294   $19,522    $17,372    $51,762     $85,018     $22,652    $11,249
                         =====================================================================================
Shares Owned in each
Portfolio...............   6,173     3,652     3,179      1,629      2,974      13,371       5,051      1,216
                         =====================================================================================
Cost of Investments..... $50,127   $28,097   $17,803    $15,679    $49,516     $84,695     $26,469    $10,859
                         =====================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2001

                            Health              Telecom-    Multi-   Equity  Strategic  Growth  Focused
                           Sciences Technology munications Strategy  Income    Value      LT       30
                           Variable  Variable   Variable   Variable Variable Variable  Variable Variable
                           Account   Account     Account   Account  Account   Account  Account  Account
                         --------------------------------------------------------------------------------
ASSETS

Investments:
 Health Sciences
 Portfolio.............. $15,224
 Technology Portfolio...           $27,373
 Telecommunications
 Portfolio..............                       $10,814
 Multi-Strategy
 Portfolio..............                                 $40,195
 Equity Income
 Portfolio..............                                          $134,782
 Strategic Value
 Portfolio..............                                                    $6,356
 Growth LT Portfolio....                                                             $129,903
 Focused 30 Portfolio...                                                                        $211

Receivables:

 Due from Pacific Life &
 Annuity Company........                             5         1        12     610
 Fund shares redeemed...                65                                                 69      3
                         --------------------------------------------------------------------------------
Total Assets............  15,224    27,438      10,819    40,196   134,794   6,966    129,972    214
                         --------------------------------------------------------------------------------

LIABILITIES
Payables:
 Due to Pacific Life &
 Annuity Company........                65                                                 69      3
 Fund shares purchased..                             5         1        12     610
                         --------------------------------------------------------------------------------
Total Liabilities.......                65           5         1        12     610         69      3
                         --------------------------------------------------------------------------------
NET ASSETS.............. $15,224   $27,373     $10,814   $40,195  $134,782  $6,356   $129,903   $211
                         ================================================================================
Shares Owned in each
Portfolio...............   1,649     4,634       2,032     2,713     6,425     725      6,988     30
                         ================================================================================
Cost of Investments..... $14,766   $24,121     $10,861   $39,637  $128,919  $5,988   $147,615   $191
                         ================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2001

                         Mid-Cap  International    Capital    Mid-Cap   Global   Equity  Small-Cap
                          Value       Value     Opportunities  Growth   Growth   Index     Index     REIT
                         Variable   Variable      Variable    Variable Variable Variable Variable Variable
                         Account     Account       Account    Account  Account  Account   Account  Account
                         ----------------------------------------------------------------------------------
ASSETS

Investments:
 Mid-Cap Value
 Portfolio.............. $90,080
 International Value
 Portfolio..............            $119,938
 Capital Opportunities
 Portfolio..............                           $30,248
 Mid-Cap Growth
 Portfolio..............                                      $17,806
 Global Growth
 Portfolio..............                                                $9,814
 Equity Index
 Portfolio..............                                                        $203,672
 Small-Cap Index
 Portfolio..............                                                                  $18,006
 REIT Portfolio.........                                                                           $30,098

Receivables:

 Due from Pacific Life &
 Annuity Company........   3,283       1,617            17      1,197                       1,094      308
 Fund shares redeemed...                                                     7        10
                         ----------------------------------------------------------------------------------
Total Assets............  93,363     121,555        30,265     19,003    9,821   203,682   19,100   30,406
                         ----------------------------------------------------------------------------------

LIABILITIES
Payables:
 Due to Pacific Life &
 Annuity Company........                                                     7        10
 Fund shares purchased..   3,283       1,617            17      1,197                       1,094      308
                         ----------------------------------------------------------------------------------
Total Liabilities.......   3,283       1,617            17      1,197        7        10    1,094      308
                         ----------------------------------------------------------------------------------
NET ASSETS.............. $90,080    $119,938       $30,248    $17,806   $9,814  $203,672  $18,006  $30,098
                         ==================================================================================
Shares Owned in each
Portfolio...............   6,359       9,945         3,585      2,193    1,154     6,894    1,747    2,352
                         ==================================================================================
Cost of Investments..... $82,520    $121,654       $27,839    $16,636   $9,572  $207,949  $18,124  $28,750
                         ==================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2001

                            Inflation  Managed    Money    High Yield          Aggressive Large-Cap
                             Managed     Bond     Market      Bond     Equity    Equity     Value
                            Variable   Variable  Variable   Variable  Variable  Variable  Variable
                           Account (1) Account   Account    Account   Account   Account    Account
                          -------------------------------------------------------------------------
ASSETS

Investments:
 Inflation Managed
 Portfolio (1)..........     $73,486
 Managed Bond
 Portfolio..............               $146,390
 Money Market
 Portfolio..............                        $1,187,925
 High Yield Bond
 Portfolio..............                                     $30,891
 Equity Portfolio.......                                               $19,411
 Aggressive Equity
 Portfolio..............                                                        $35,750
 Large-Cap Value
 Portfolio..............                                                                   $75,609

Receivables:

 Due from Pacific Life &
 Annuity Company........                            66,382     1,644         1         1
 Fund shares redeemed...          25        130                                                 38
                          -------------------------------------------------------------------------
Total Assets............      73,511    146,520  1,254,307    32,535    19,412    35,751     75,647
                          -------------------------------------------------------------------------

LIABILITIES
Payables:
 Due to Pacific Life &
 Annuity Company........          25        130                                                 38
 Fund shares purchased..                            66,382    1,644         1         1
                          -------------------------------------------------------------------------
Total Liabilities.......          25        130     66,382    1,644         1         1         38
                          -------------------------------------------------------------------------
NET ASSETS..............     $73,486   $146,390 $1,187,925  $30,891   $19,411   $35,750    $75,609
                          =========================================================================
Shares Owned in each
Portfolio...............       6,849     13,273    117,744    4,372     1,010     3,897      6,443
                          =========================================================================
Cost of Investments.....     $73,922   $146,905 $1,188,609  $32,059   $19,424   $34,702    $73,807
                          =========================================================================

(1) Formerly named Government Securities Variable Account and Government Securities Portfolio.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                            Blue     Aggressive  Emerging Diversified Small-Cap International   I-Net    Financial
                            Chip       Growth    Markets   Research    Equity     Large-Cap   Tollkeeper  Services
                          Variable    Variable   Variable  Variable   Variable    Variable     Variable   Variable
                         Account (1) Account (1) Account    Account    Account     Account     Account   Account (1)
                         -------------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends..............      $26                    $29       $20     $3,327         $316                   $28
                         -------------------------------------------------------------------------------------------
Net Investment Income...       26                     29        20      3,327          316                    28
                         -------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized loss from
 security transactions..     (466)     ($238)       (545)     (374)    (2,320)      (2,355)    ($4,447)     (216)
 Net unrealized
 appreciation
 (depreciation)
 on investments.........      101      1,197       1,829     1,669      2,575          539      (1,119)      390
                         -------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss)
on Investments..........     (365)       959       1,284     1,295        255       (1,816)     (5,566)      174
                         -------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........    ($339)      $959      $1,313    $1,315     $3,582      ($1,500)    ($5,566)     $202
                         ===========================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001

                                    Health                 Telecom-    Multi-   Equity  Strategic    Growth     Focused
                                   Sciences   Technology  munications Strategy  Income    Value        LT         30
                                   Variable    Variable    Variable   Variable Variable  Variable   Variable   Variable
                                  Account (1) Account (1) Account (1) Account  Account  Account (1) Account   Account (1)
                                  ---------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends (2)..................                               $10      $644      $855      $10      $11,777
                                  ---------------------------------------------------------------------------------------

Net Investment Income...........                                10       644       855       10       11,777
                                  ---------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

 Net realized loss from security
 transactions...................      ($7)       ($131)       (482)     (773)   (1,532)    (166)     (13,067)     ($3)

 Net unrealized appreciation
 (depreciation) on investments..      458        3,252         (47)      843     5,961      368      (14,371)      20
                                  ---------------------------------------------------------------------------------------

Net Realized and Unrealized Gain
(Loss) on Investments...........      451        3,121        (529)       70     4,429      202      (27,438)      17
                                  ---------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS......................     $451       $3,121       ($519)     $714    $5,284     $212     ($15,661)     $17
                                  =======================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

(2) Pacific Select Fund had declared dividends on the Focused 30 Portfolio during 2001. The total amounts received by the corresponding Variable Account were below $500 for the period.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001

                         Mid-Cap  International    Capital     Mid-Cap      Global     Equity   Small-Cap
                          Value       Value     Opportunities   Growth      Growth     Index      Index     REIT
                         Variable   Variable      Variable     Variable    Variable   Variable  Variable  Variable
                         Account     Account     Account (1)  Account (1) Account (1) Account    Account  Account
                         -----------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends..............  $1,518      $1,070          $35                              $1,536    $1,460      $762
                         -----------------------------------------------------------------------------------------
Net Investment Income...   1,518       1,070           35                               1,536     1,460       762
                         -----------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized loss from
 security transactions..    (979)     (1,735)        (320)        ($98)      ($11)     (1,660)   (1,606)     (115)
 Net unrealized
 appreciation
 (depreciation)
 on investments.........   7,276      (1,930)       2,409        1,170        242      (3,433)     (141)    1,331
                         -----------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss)
on Investments..........   6,297      (3,665)       2,089        1,072        231      (5,093)   (1,747)    1,216
                         -----------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........  $7,815     ($2,595)      $2,124       $1,072       $231     ($3,557)    ($287)   $1,978
                         =========================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001

                          Inflation  Managed   Money    High Yield          Aggressive Large-Cap
                           Managed     Bond    Market      Bond     Equity    Equity     Value
                          Variable   Variable Variable   Variable  Variable  Variable  Variable
                         Account (1) Account  Account    Account   Account   Account    Account
                         -----------------------------------------------------------------------
INVESTMENT INCOME

 Dividends..............    $930      $3,035  $36,553     $2,455     $596               $1,032
                         -----------------------------------------------------------------------
Net Investment Income...     930       3,035   36,553      2,455      596                1,032
                         -----------------------------------------------------------------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized loss from
 security transactions..     (84)       (121)    (913)    (5,105)    (962)   ($2,770)   (1,352)
 Net unrealized
 appreciation
 (depreciation)
 on investments.........    (573)       (586)    (569)    (1,107)     101      1,406     1,381
                         -----------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss)
on Investments..........    (657)       (707)  (1,482)    (6,212)    (861)    (1,364)       29
                         -----------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........    $273      $2,328  $35,071    ($3,757)   ($265)   ($1,364)   $1,061
                         =======================================================================

(1) Formerly named Government Securities Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                      Blue     Aggressive  Emerging  Diversified Small-Cap International   I-Net    Financial
                                      Chip       Growth    Markets    Research    Equity     Large-Cap   Tollkeeper  Services
                                    Variable    Variable   Variable   Variable   Variable    Variable     Variable   Variable
                                   Account (1) Account (1) Account     Account    Account     Account     Account   Account (1)
                                   --------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income......             $26                   $29         $20     $3,327        $316                    $28
 Net realized loss from
 security transactions......            (466)     ($238)      (545)       (374)    (2,320)     (2,355)    ($4,447)      (216)
 Net unrealized appreciation
 (depreciation)
 on investments.............             101      1,197      1,829       1,669      2,575         539      (1,119)       390
                                   --------------------------------------------------------------------------------------------
Net Increase (Decrease) in
Net Assets Resulting from
Operations..................            (339)       959      1,313       1,315      3,582      (1,500)     (5,566)       202
                                   --------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM POLICY
TRANSACTIONS
 Transfer of net premiums...          10,047      2,384      7,554      19,529     21,338      30,965       7,231      3,913
 Transfers between variable
 accounts, net..............          43,974     27,433     12,288       2,908     32,536      62,190      16,382      8,870
 Transfers--policy charges
 and deductions.............          (3,364)    (1,472)    (2,850)     (2,298)    (7,035)     (9,971)     (3,594)      (496)
 Transfers--other...........             (90)       (10)      (414)     (4,976)    (3,350)     (3,342)       (280)    (1,240)
                                   --------------------------------------------------------------------------------------------
Net Increase in Net Assets
Derived from Policy
Transactions................          50,567     28,335     16,578      15,163     43,489      79,842      19,739     11,047
                                   --------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS..          50,228     29,294     17,891      16,478     47,071      78,342      14,173     11,249
                                   --------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year..........                                 1,631         894      4,691       6,676       8,479
                                   --------------------------------------------------------------------------------------------
 End of Year................         $50,228    $29,294    $19,522     $17,372    $51,762     $85,018     $22,652    $11,249
                                   ============================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001

                                     Health                 Telecom-    Multi-    Equity   Strategic    Growth     Focused
                                    Sciences   Technology  munications Strategy   Income     Value        LT         30
                                    Variable    Variable    Variable   Variable  Variable   Variable   Variable   Variable
                                   Account (1) Account (1) Account (1) Account   Account   Account (1) Account   Account (1)
                                  ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income...........                                $10      $644       $855       $10     $11,777
 Net realized loss from security
 transactions....................        ($7)     ($131)        (482)     (773)    (1,532)     (166)    (13,067)     ($3)
 Net unrealized appreciation
 (depreciation) on investments...        458      3,252          (47)      843      5,961       368     (14,371)      20
                                  ------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets Resulting from
Operations.......................        451      3,121         (519)      714      5,284       212     (15,661)      17
                                  ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums........      6,128      3,234        2,602    17,054     37,120     2,762      32,392      122
 Transfers between variable
 accounts, net...................     10,976     22,506       10,438    21,254     97,759     4,940     116,641      177
 Transfers--policy charges and
 deductions......................     (1,136)    (1,116)        (482)   (4,543)    (8,561)   (1,613)    (20,604)    (106)
 Transfers--other................     (1,195)      (372)      (1,225)   (4,035)    (4,451)       55      (1,745)       1
                                  ------------------------------------------------------------------------------------------
Net Increase in Net Assets
Derived from Policy
Transactions.....................     14,773     24,252       11,333    29,730    121,867     6,144     126,684      194
                                  ------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS.......     15,224     27,373       10,814    30,444    127,151     6,356     111,023      211
                                  ------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year...............                                        9,751      7,631                18,880
                                  ------------------------------------------------------------------------------------------
 End of Year.....................    $15,224    $27,373      $10,814   $40,195   $134,782    $6,356    $129,903     $211
                                  ==========================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001

                                   Mid-Cap                     Capital     Mid-Cap      Global     Equity   Small-Cap
                                    Value    International  Opportunities   Growth      Growth     Index      Index     REIT
                                   Variable  Value Variable   Variable     Variable    Variable   Variable  Variable  Variable
                                   Account      Account      Account (1)  Account (1) Account (1) Account    Account  Account
                                   -------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income........      $1,518        $1,070           $35                              $1,536    $1,460     $762
 Net realized loss from
 security transactions........        (979)       (1,735)         (320)       ($98)       ($11)     (1,660)   (1,606)    (115)
 Net unrealized appreciation
 (depreciation)
 on investments...............       7,276        (1,930)        2,409       1,170         242      (3,433)     (141)   1,331
                                   -------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets Resulting from
Operations....................       7,815        (2,595)        2,124       1,072         231      (3,557)     (287)   1,978
                                   -------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM POLICY
TRANSACTIONS
 Transfer of net premiums.....      42,478        29,817         1,296       3,740         136      55,114     3,694    9,058
 Transfers between variable
 accounts, net................      60,725        91,778        27,830      15,222       9,577     149,665    22,589   22,464
 Transfers--policy charges and
 deductions...................     (22,081)       (9,224)         (975)       (986)       (130)    (13,928)  (11,294)  (3,472)
 Transfers--other.............      (4,558)          (64)          (27)     (1,242)                   (330)       34     (621)
                                   -------------------------------------------------------------------------------------------
Net Increase in Net Assets
Derived from Policy
Transactions..................      76,564       112,307        28,124      16,734       9,583     190,521    15,023   27,429
                                   -------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS....      84,379       109,712        30,248      17,806       9,814     186,964    14,736   29,407
                                   -------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year............       5,701        10,226                                            16,708     3,270      691
                                   -------------------------------------------------------------------------------------------
 End of Year..................     $90,080      $119,938       $30,248     $17,806      $9,814    $203,672   $18,006  $30,098
                                   ===========================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001

                                      Inflation  Managed     Money     High Yield           Aggressive Large-Cap
                                       Managed     Bond      Market       Bond     Equity     Equity     Value
                                      Variable   Variable   Variable    Variable  Variable   Variable  Variable
                                     Account (1) Account    Account     Account   Account    Account    Account
                                     ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income.............       $930     $3,035     $36,553    $2,455      $596                $1,032
 Net realized loss from security
 transactions......................        (84)      (121)       (913)   (5,105)     (962)   ($2,770)    (1,352)
 Net unrealized appreciation
 (depreciation) on investments.....       (573)      (586)       (569)   (1,107)      101      1,406      1,381
                                     ---------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets Resulting from Operations...        273      2,328      35,071    (3,757)     (265)    (1,364)     1,061
                                     ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums..........     15,084     33,899   2,387,418     3,994     9,944     19,469     40,885
 Transfers between variable
 accounts, net.....................     53,395    114,499  (1,178,044)   38,759    11,433     28,867     37,756
 Transfers--policy charges and
 deductions........................     (7,000)   (10,690)   (155,812)  (12,112)   (2,967)   (13,350)   (17,795)
 Transfers--other..................        (14)      (726)     (5,845)        7        40       (764)    (2,430)
                                     ---------------------------------------------------------------------------
Net Increase in Net Assets
Derived from Policy Transactions...     61,465    136,982   1,047,717    30,648    18,450     34,222     58,416
                                     ---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS.........     61,738    139,310   1,082,788    26,891    18,185     32,858     59,477
                                     ---------------------------------------------------------------------------
NET ASSETS
 Beginning of Year.................     11,748      7,080     105,137     4,000     1,226      2,892     16,132
                                     ---------------------------------------------------------------------------
 End of Year.......................    $73,486   $146,390  $1,187,925   $30,891   $19,411    $35,750    $75,609
                                     ===========================================================================

(1) Formerly named Government Securities Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2000

                                     Emerging Diversified Small-Cap International   I-Net     Multi-   Equity   Growth   Mid-Cap
                                     Markets   Research    Equity     Large-Cap   Tollkeeper Strategy  Income     LT      Value
                                     Variable  Variable   Variable    Variable     Variable  Variable Variable Variable  Variable
                                     Account    Account    Account     Account     Account   Account  Account  Account   Account
                                    ----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income.............                $1         $13          $5                    $47      $11      $40       $12
 Net realized gain (loss) from
 security transactions.............    ($226)                 (72)        (70)        ($66)       (6)             (111)        7
 Net unrealized appreciation
 (depreciation) on investments.....     (109)      24        (330)       (217)      (2,698)     (285)     (98)  (3,342)      284
                                    ----------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets Resulting from Operations...     (335)      25        (389)       (282)      (2,764)     (244)     (87)  (3,413)      303
                                    ----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums..........      138                  281         281                     56               820       140
 Transfers between variable
 accounts, net.....................    2,049      885       5,112       7,166       11,501    10,124    7,938   22,441     5,713
 Transfers--policy charges and
 deductions........................     (241)     (16)       (342)       (538)        (258)     (184)    (220)    (902)     (430)
 Transfers--other..................       20                   29          49                     (1)              (66)      (25)
                                    ----------------------------------------------------------------------------------------------
Net Increase in Net Assets
Derived from Policy Transactions...    1,966      869       5,080       6,958       11,243     9,995    7,718   22,293     5,398
                                    ----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS.........    1,631      894       4,691       6,676        8,479     9,751    7,631   18,880     5,701
                                    ----------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period...............
                                    ----------------------------------------------------------------------------------------------
 End of Period.....................   $1,631     $894      $4,691      $6,676       $8,479    $9,751   $7,631  $18,880    $5,701
                                    ==============================================================================================
                                     International
                                         Value
                                       Variable
                                        Account
                                    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income.............         $15
 Net realized gain (loss) from
 security transactions.............        (116)
 Net unrealized appreciation
 (depreciation) on investments.....         214
                                    --------------
Net Increase (Decrease) in Net
Assets Resulting from Operations...         113
                                    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums..........         688
 Transfers between variable
 accounts, net.....................      10,033
 Transfers--policy charges and
 deductions........................        (639)
 Transfers--other..................          31
                                    --------------
Net Increase in Net Assets
Derived from Policy Transactions...      10,113
                                    --------------
NET INCREASE IN NET ASSETS.........      10,226
                                    --------------
NET ASSETS
 Beginning of Period...............
                                    --------------
 End of Period.....................     $10,226
                                    ==============

See Notes to Financial Statements (This Separate Account commenced operations on August 15, 2000)

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIODS ENDED DECEMBER 31, 2000

                                      Equity   Small-Cap          Inflation   Managed   Money    High Yield          Aggressive
                                      Index      Index     REIT    Managed      Bond    Market      Bond     Equity    Equity
                                     Variable  Variable  Variable  Variable   Variable Variable   Variable  Variable  Variable
                                     Account    Account  Account  Account (1) Account  Account    Account   Account   Account
                                    ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income.............      $29       $22       $9       $105       $119    $2,106       $75
 Net realized gain (loss) from
 security transactions.............       (9)      (73)                  2          9      (271)       (6)      ($6)     ($59)
 Net unrealized appreciation
 (depreciation) on investments.....     (844)       25       18        137         71      (117)      (61)     (114)     (359)
                                    ------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net
 Assets Resulting from Operations..     (824)      (26)      27        244        199     1,718         8      (120)     (418)
                                    ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums..........      211       275                            688   272,763       278
 Transfers between variable
 accounts, net.....................   17,658     3,255      736     11,821      6,429  (148,228)    3,875     1,482     3,675
 Transfers--policy charges and
 deductions........................     (338)     (168)     (72)      (317)      (235)  (21,135)     (159)     (137)     (374)
 Transfers--other..................        1       (66)                            (1)       19        (2)        1         9
                                    ------------------------------------------------------------------------------------------
 Net Increase in Net Assets
 Derived from Policy Transactions..   17,532     3,296      664     11,504      6,881   103,419     3,992     1,346     3,310
                                    ------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS.........   16,708     3,270      691     11,748      7,080   105,137     4,000     1,226     2,892
                                    ------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period...............
                                    ------------------------------------------------------------------------------------------
 End of Period.....................  $16,708    $3,270     $691    $11,748     $7,080  $105,137    $4,000    $1,226    $2,892
                                    ==========================================================================================
                                     Large-Cap
                                       Value
                                     Variable
                                      Account
                                    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income.............       $80
 Net realized gain (loss) from
 security transactions.............       (73)
 Net unrealized appreciation
 (depreciation) on investments.....       420
                                    ----------
 Net Increase (Decrease) in Net
 Assets Resulting from Operations..       427
                                    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums..........       413
 Transfers between variable
 accounts, net.....................    16,334
 Transfers--policy charges and
 deductions........................    (1,034)
 Transfers--other..................        (8)
                                    ----------
 Net Increase in Net Assets
 Derived from Policy Transactions..    15,705
                                    ----------
NET INCREASE IN NET ASSETS.........    16,132
                                    ----------
NET ASSETS
 Beginning of Period...............
                                    ----------
 End of Period.....................   $16,132
                                    ==========

(1) Formerly named Government Securities Variable Account.

See Notes to Financial Statements (This Separate Account commenced operations on August 15, 2000)

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

 The Pacific Select Exec Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2001 is comprised of thirty-one subaccounts called Variable Accounts: the Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, REIT, Inflation Managed (formerly Government Securities), Managed Bond, Money Market, High Yield Bond, Equity, Aggressive Equity, and Large-Cap Value Variable Accounts. The assets in each Variable Account are invested in shares of the corresponding portfolios of Pacific Select Fund (the "Fund"), each of which pursues different investment objectives and policies. The financial statements of the Fund, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account's financial statements.

 The Separate Account has organized and registered with the Securities and Exchange Commission (SEC) nine new Variable Accounts which commenced operations in 2001: the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Variable Accounts. The Blue Chip, Aggressive Growth, and Capital Opportunities Variable Accounts commenced operations on May 1, 2001; the Financial Services, Health Sciences, Technology, and Telecommunications Variable Accounts commenced operations on May 23, 2001; the Global Growth Variable Account commenced operations on June 14, 2001; and the Mid-Cap Growth commenced operations on July 9, 2001. The Strategic Value and Focused 30 Variable Accounts, which commenced operations on February 27, 2001 and May 23, 2001, respectively, were organized and registered with the SEC in 2000.

 The Separate Account was established by Pacific Life & Annuity Company ("PL&A"), a wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), on September 24, 1998 and commenced operations on August 15, 2000. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of PL&A.

 The Separate Account held by PL&A represents funds from individual flexible premium variable life policies. The assets of the Separate Account are carried at market value.

 The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

 A. Valuation of Investments

 Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Fund is discussed in the notes to its financial statements.

 B. Security Transactions and Investment Income

 Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

 C. Federal Income Taxes

 The operations of the Separate Account will be reported on the Federal income tax return of PL&A, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by PL&A with respect to the operations of the Separate Account.

2. DIVIDENDS

 During 2001, the Fund declared dividends for each portfolio, except for the Aggressive Growth, I-Net Tollkeeper, Health Sciences, Technology, Mid-Cap Growth, Global Growth, and Aggressive Equity Portfolios. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolios.

3. CHARGES AND EXPENSES

 With respect to variable life insurance policies funded by the Separate Account, PL&A makes certain deductions from premiums for sales load and state premium taxes before amounts are allocated to the Separate Account. PL&A also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks PL&A assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by PL&A.

4. RELATED PARTY AGREEMENT

 Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5. SEPARATE ACCOUNT'S COST OF INVESTMENTS IN THE FUND SHARES

 The investment in the Fund shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). A reconciliation of total cost and market value of the Separate Account's investments in the Fund as of December 31, 2001 were as follows:

                                                              Variable Accounts
                        -------------------------------------------------------------------------------------------
                             Blue      Aggressive   Emerging    Diversified   Small-Cap  International   I-Net
                           Chip (1)    Growth (1)   Markets      Research       Equity     Large-Cap   Tollkeeper
                        -------------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year                                   $1,741          $870        $5,020       $6,892    $11,177
Add: Total net proceeds
     from policy
     transactions           $53,500     $30,171      19,297        23,193        60,166       90,192     28,558
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                  26                      29            20           215          316
     (b) Net realized
         gain                                                                     3,112
                        -------------------------------------------------------------------------------------------
            Sub-Total        53,526      30,171      21,067        24,083        68,513       97,400     39,735
Less: Cost of
      investments
      disposed during
      the year                3,399       2,074       3,264         8,404        18,997       12,705     13,266
                        -------------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                        50,127      28,097      17,803        15,679        49,516       84,695     26,469
Add: Unrealized
     appreciation
     (depreciation)             101       1,197       1,719         1,693         2,246          323     (3,817)
                        -------------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                       $50,228     $29,294     $19,522       $17,372       $51,762      $85,018    $22,652
                        ===========================================================================================

                          Financial      Health      Tech-       Telecom-       Multi-                 Strategic
                         Services (1) Sciences (1) nology (1) munications (1)  Strategy  Equity Income Value (1)
                        -------------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year                                                              $10,036       $7,729
Add: Total net proceeds
     from policy
     transactions           $12,868     $16,810     $25,354       $13,284        38,293      137,104     $7,781
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                  28                                    10           604          613         10
     (b) Net realized
         gain                                                                        40          242
                        -------------------------------------------------------------------------------------------
         Sub-Total           12,896      16,810      25,354        13,294        48,973      145,688      7,791
Less: Cost of
     investments disposed
     during the year          2,037       2,044       1,233         2,433         9,336       16,769      1,803
                        -------------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                        10,859      14,766      24,121        10,861        39,637      128,919      5,988
Add: Unrealized
     appreciation
     (depreciation)             390         458       3,252           (47)          558        5,863        368
                        -------------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                       $11,249     $15,224     $27,373       $10,814       $40,195     $134,782     $6,356
                        ===========================================================================================

                                                                  Inter-       Capital
                            Growth      Focused     Mid-Cap      national     Opportuni-    Mid-Cap      Global
                              LT         30 (1)      Value         Value       ties (1)   Growth (1)   Growth (1)
                        -------------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year          $22,221                  $5,417       $10,012
Add: Total net proceeds
     from policy
     transactions           162,724        $290      98,645       122,438       $29,629      $19,332     $9,684
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                 763                     475           605            35
     (b) Net realized
         gain                11,014                   1,043           465
                        -------------------------------------------------------------------------------------------
         Sub-Total          196,722         290     105,580       133,520        29,664       19,332      9,684
Less: Cost of
 investments disposed
 during the year             49,107          99      23,060        11,866         1,825        2,696        112
                        -------------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                       147,615         191      82,520       121,654        27,839       16,636      9,572
Add: Unrealized
     appreciation
     (depreciation)         (17,712)         20       7,560        (1,716)        2,409        1,170        242
                        -------------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                      $129,903        $211     $90,080      $119,938       $30,248      $17,806     $9,814
                        ===========================================================================================

                                       Small-Cap                 Inflation     Managed                 High Yield
                         Equity Index    Index        REIT      Managed (2)      Bond    Money Market     Bond
                        -------------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year          $17,552      $3,247        $674       $11,611        $7,009     $105,252     $4,061
Add: Total net proceeds
     from policy
     transactions           237,263      25,815      34,516        70,677       148,582    1,909,350     75,918
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income               1,235         148         722           930         3,035       36,553      2,455
     (b) Net realized
         gain                   301       1,312          40
                        -------------------------------------------------------------------------------------------
         Sub-Total          256,351      30,522      35,952        83,218       158,626    2,051,155     82,434
Less: Cost of
      investments
      disposed during
      the year               48,402      12,398       7,202         9,296        11,721      862,546     50,375
                        -------------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                       207,949      18,124      28,750        73,922       146,905    1,188,609     32,059
Add: Unrealized
     appreciation
     (depreciation)          (4,277)       (118)      1,348          (436)         (515)        (684)    (1,168)
                        -------------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                      $203,672     $18,006     $30,098       $73,486      $146,390   $1,187,925    $30,891
                        ===========================================================================================

----------------
(1) Operations commenced during 2001 (See Note 1 to Financial Statements).

(2) Inflation Managed Variable Account was formerly named Government Securities Variable Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                 Variable Accounts
                         ------------------------------------
                                      Aggressive   Large-Cap
                            Equity      Equity       Value
                         ------------------------------------
Total cost of
 investments at
 beginning of year          $1,340       $3,250     $15,711
Add: Total net proceeds
     from policy
     transactions           22,935       48,050      75,737
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                 10                      373
     (b) Net realized
         gain                  586                      659
                         -----------------------------------
          Sub-Total         24,871       51,300      92,480
Less: Cost of
      investments
      disposed
      during the year        5,447       16,598      18,673
                         -----------------------------------
Total cost of
 investments at end of
 year                       19,424       34,702      73,807
Add: Unrealized
     appreciation
     (depreciation)            (13)       1,048       1,802
                         -----------------------------------
Total market value of
 investments at end of
 year                      $19,411      $35,750     $75,609
                         ===================================

6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS

 Transactions in Separate Account units for the year ended December 31, 2001 were as follows:

                                                           Variable Accounts
                         ------------------------------------------------------------------------------------------
                             Blue     Aggressive   Emerging    Diversified    Small-Cap  International   I-Net
                           Chip (1)    Growth (1)   Markets      Research       Equity     Large-Cap   Tollkeeper
                         ------------------------------------------------------------------------------------------
Total units outstanding
 at beginning of year                                   199           84          574          725       1,149
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                1,203          274       1,220        2,083        3,037        4,309       1,842
 (b) Transfers between
     variable accounts,
     net                     5,019        3,264       1,653          278        4,268        8,093       2,506
 (c) Transfers--policy
     charges and
     deductions               (397)        (176)       (398)        (232)        (936)      (1,333)       (854)
 (d) Transfers--other           (3)          (1)        (62)        (532)        (444)        (493)         (1)
                         ------------------------------------------------------------------------------------------
          Sub-Total          5,822        3,361       2,413        1,597        5,925       10,576       3,493
                         ------------------------------------------------------------------------------------------
Total units outstanding
 at end of year              5,822        3,361       2,612        1,681        6,499       11,301       4,642
                         ==========================================================================================
                          Financial      Health      Tech-       Telecom-       Multi-                 Strategic
                         Services (1) Sciences (1) nology (1) munications (1)  Strategy  Equity Income  Value (1)
                         ------------------------------------------------------------------------------------------
Total units outstanding
 at beginning of year                                                             999          770
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                  461          632         540          463        1,860        4,426         354
 (b) Transfers between
     variable accounts,
     net                       958        1,123       3,462        1,560        2,219       11,231         564
 (c) Transfers--policy
     charges and
     deductions                (56)        (114)       (171)         (79)        (479)        (962)       (187)
 (d) Transfers--other         (151)        (131)        (62)        (236)        (431)        (532)
                         ------------------------------------------------------------------------------------------
          Sub-Total          1,212        1,510       3,769        1,708        3,169       14,163         731
                         ------------------------------------------------------------------------------------------
Total units outstanding
 at end of year              1,212        1,510       3,769        1,708        4,168       14,933         731
                         ==========================================================================================
                                                                  Inter-       Capital
                            Growth     Focused 30   Mid-Cap      national     Opportuni-    Mid-Cap      Global
                              LT          (1)        Value        Value        ties (1)    Growth (1)  Growth (1)
                         ------------------------------------------------------------------------------------------
Total units outstanding
 at beginning of year        2,364                      532        1,055
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                5,711           13       3,885        4,018          163          485          15
 (b) Transfers between
     variable accounts,
     net                    18,777           19       5,400       11,939        3,624        1,762       1,077
 (c) Transfers--policy
     charges and
     deductions             (3,384)         (11)     (1,965)      (1,177)        (126)        (119)        (15)
 (d) Transfers--other         (383)                    (432)          (3)          (1)        (163)          1
                         ------------------------------------------------------------------------------------------
          Sub-Total         20,721           21       6,888       14,777        3,660        1,965       1,078
                         ------------------------------------------------------------------------------------------
Total units outstanding
 at end of year             23,085           21       7,420       15,832        3,660        1,965       1,078
                         ==========================================================================================

----------------
(1) Operations commenced during 2001 (See Note 1 to Financial Statements).

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)

                                               Variable Accounts
                         -------------------------------------------------------------------
                         Equity  Small-Cap          Inflation  Managed   Money    High Yield
                         Index     Index     REIT  Managed (1)  Bond     Market      Bond
                         -------------------------------------------------------------------
Total units outstanding
 at beginning of year     1,813       328       66    1,146      688     10,268       416
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums             6,500       423      862    1,406    3,097    222,028       411
 (b) Transfers between
     variable accounts,
     net                 18,549     2,204    2,104    4,984   10,507   (105,022)    3,574
 (c) Transfers--policy
     charges and
     deductions          (1,710)   (1,178)    (323)    (659)    (979)   (14,849)   (1,230)
 (d) Transfers--other                          (50)              (64)      (727)
                         -------------------------------------------------------------------
          Sub-Total      23,339     1,449    2,593    5,731   12,561    101,430     2,755
                         -------------------------------------------------------------------
Total units outstanding
 at end of year          25,152     1,777    2,659    6,877   13,249    111,698     3,171
                         ===================================================================
                                            Large-
                                 Aggressive  Cap
                         Equity    Equity   Value
                         --------------------------
Total units outstanding
 at beginning of year       136       344    1,587
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums             1,479     3,076    4,442
 (b) Transfers between
     variable accounts,
     net                  1,540     3,799    3,792
 (c) Transfers--policy
     charges and
     deductions            (411)   (1,954)  (1,821)
 (d) Transfers--other                (127)    (281)
                         --------------------------
          Sub-Total       2,608     4,794    6,132
                         --------------------------
Total units outstanding
 at end of year           2,744     5,138    7,719
                         ==========================

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)


7. FINANCIAL HIGHLIGHTS

 Selected accumulation unit value (AUV), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns as of December 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                         Ratios of
                            AUV     Number              Investment
                            at        of        Total    Income to
                            End      Units       Net    Average Net   Total
 Variable Accounts        of Year Outstanding  Assets     Assets    Returns (2)
--------------------------------------------------------------------------------
 Blue Chip (3)              $8.63       5,822   $50,228       0.23%   (12.52%)
--------------------------------------------------------------------------------
 Aggressive Growth (3)       8.72       3,361    29,294       0.00%   (11.78%)
--------------------------------------------------------------------------------
 Emerging Markets            7.47       2,612    19,522       0.38%    (9.32%)
--------------------------------------------------------------------------------
 Diversified Research       10.33       1,681    17,372       0.36%    (2.05%)
--------------------------------------------------------------------------------
 Small-Cap Equity            7.96       6,499    51,762      13.92%    (1.75%)
--------------------------------------------------------------------------------
 International Large-Cap     7.52      11,301    85,018       0.86%   (18.63%)
--------------------------------------------------------------------------------
 I-Net Tollkeeper            4.88       4,642    22,652       0.00%   (32.93%)
--------------------------------------------------------------------------------
 Financial Services (3)      9.28       1,212    11,249       1.15%    (6.93%)
--------------------------------------------------------------------------------
 Health Sciences (3)        10.08       1,510    15,224       0.00%     2.05%
--------------------------------------------------------------------------------
 Technology (3)              7.26       3,769    27,373       0.00%   (25.70%)
--------------------------------------------------------------------------------
 Telecommunications (3)      6.33       1,708    10,814       0.49%   (36.10%)
--------------------------------------------------------------------------------
 Multi-Strategy              9.64       4,168    40,195       2.73%    (0.79%)
--------------------------------------------------------------------------------
 Equity Income               9.03      14,933   134,782       1.94%    (7.87%)
--------------------------------------------------------------------------------
 Strategic Value             8.69         731     6,356       0.65%   (12.47%)
--------------------------------------------------------------------------------
 Growth LT                   5.63      23,085   129,903      16.76%   (28.84%)
--------------------------------------------------------------------------------
 Focused 30                 10.05          21       211       0.00%     0.59%
--------------------------------------------------------------------------------
 Mid-Cap Value              12.14       7,420    90,080       3.38%    13.93%
--------------------------------------------------------------------------------
 International Value         7.58      15,832   119,938       2.39%   (22.30%)
--------------------------------------------------------------------------------
 Capital Opportunities (3)   8.26       3,660    30,248       0.53%   (16.62%)
--------------------------------------------------------------------------------
 Mid-Cap Growth (3)          9.06       1,965    17,806       0.00%    (8.34%)
--------------------------------------------------------------------------------
 Global Growth (3)           9.11       1,078     9,814       0.00%    (8.61%)
--------------------------------------------------------------------------------
 Equity Index                8.10      25,152   203,672       1.50%   (11.18%)
--------------------------------------------------------------------------------
 Small-Cap Index            10.13       1,777    18,006      10.34%     2.78%
--------------------------------------------------------------------------------
 REIT                       11.32       2,659    30,098       6.56%     8.79%
--------------------------------------------------------------------------------
 Inflation Managed (1)      10.69       6,877    73,486       3.23%     4.28%
--------------------------------------------------------------------------------
 Managed Bond               11.05      13,249   146,390       5.42%     6.65%
--------------------------------------------------------------------------------
 Money Market               10.64     111,698 1,187,925       3.59%     3.85%
--------------------------------------------------------------------------------
 High Yield Bond             9.74       3,171    30,891       9.15%     1.17%
--------------------------------------------------------------------------------
 Equity                      7.07       2,744    19,411       7.41%   (20.84%)
--------------------------------------------------------------------------------
 Aggressive Equity           6.96       5,138    35,750       0.00%   (16.90%)
--------------------------------------------------------------------------------
 Large-Cap Value             9.79       7,719    75,609       2.97%    (3.04%)
--------------------------------------------------------------------------------

------------------
(1) Inflation Managed Variable Account was formerly named Government Securities Variable Account.

(2) Total returns do not include deductions at the separate account or contract level for any mortality and expense risk charges, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a contract, which, if incurred, would have resulted in lower returns. Total returns are not annualized for periods of less than one full year.

(3) Variable Accounts commenced operations during 2001 (See Note 1 to Financial Statements). The ratios of investment income to average daily net assets are annualized.

INDEPENDENT AUDITORS' REPORT
----------------------------

Pacific Life & Annuity Company:

We have audited the accompanying statements of admitted assets, liabilities and capital and surplus - statutory basis of Pacific Life & Annuity Company (the Company) as of December 31, 2001 and 2000, and the related statements of operations - statutory basis, capital and surplus - statutory basis, and cash flows - statutory basis for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company has prepared these financial statements on the accounting basis prescribed or permitted by the Insurance Department of the State of Arizona, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America. The effects on such financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America are also described in Note 1.

In our opinion, because of the effects of the differences between the two bases of accounting referred to in the preceding paragraph, such financial statements do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Pacific Life & Annuity Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, such financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Pacific Life & Annuity Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

As discussed in Note 1 to the financial statements, the Company has changed certain accounting practices as a result of the adoption by the Insurance Department of the State of Arizona of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual -- version effective January 1, 2001.

DELOITTE & TOUCHE LLP

Costa Mesa, CA
February 27, 2002

                                                                           PLA-1

                         Pacific Life & Annuity Company

                         STATEMENTS OF ADMITTED ASSETS,
             LIABILITIES AND CAPITAL AND SURPLUS - STATUTORY BASIS

                                                                   December 31,
                                                            2001                 2000
----------------------------------------------------------------------------------------
                                                                 (In Thousands)
ADMITTED ASSETS
   Bonds                                                    $419,664      -      $258,266
   Preferred stocks                                            2,275      -         6,963
   Common stocks                                               4,539      -         6,849
   Mortgage loans                                             14,425      -        15,004
   Cash and short-term investments                           108,394      -        91,041
   Other invested assets                                      60,506      -        55,722
   Premiums due and unpaid                                    21,757      -        20,966
   Investment income due and accrued                           6,336      -         3,729
   Other assets                                                8,797      -         2,908
   Separate account assets                                     2,741      -           243
-----------------------------------------------------------------------------------------
TOTAL ADMITTED ASSETS                                       $649,434      -      $461,691
=========================================================================================
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves                                        $218,811      -      $118,751
  Liability for deposit-type contracts                         9,231      -         3,212
  Policy and contract claims                                  83,261      -        58,096
  Provision for experience rating refunds                     14,995      -        15,931
  General expenses due or accrued                             14,939      -         8,169
  Other liabilities                                           49,591      -        26,806
  Asset valuation reserve                                      4,148      -         4,769
  Separate account liabilities                                 2,741      -           243
-----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                            397,717      -       235,977
-----------------------------------------------------------------------------------------
Capital and Surplus:
  Common stock - $1 par value; 5 million shares authorized;
   2.9 million shares issued and outstanding                   2,900      -         2,900
  Paid-in surplus                                            134,607      -       134,607
  Unassigned surplus                                         114,210      -        88,207
-----------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                    251,717      -       225,714
-----------------------------------------------------------------------------------------
TOTAL LIABILITIES AND CAPITAL AND SURPLUS                   $649,434      -      $461,691
=========================================================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

PLA-2

                         Pacific Life & Annuity Company

                   STATEMENTS OF OPERATIONS - STATUTORY BASIS

                                                             Years Ended December 31,
                                                            2001                 2000
-----------------------------------------------------------------------------------------
                                                                 (In Thousands)
REVENUES
Premiums and annuity considerations                         $724,666      -      $434,580
Net investment income                                         32,278      -        31,089
Other income                                                       3      -         1,997
-----------------------------------------------------------------------------------------
TOTAL REVENUES                                               756,947      -       467,666
-----------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future policy benefits                           577,849      -       315,803
Operating expenses                                           150,808      -       102,581
-----------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                  728,657      -       418,384
-----------------------------------------------------------------------------------------

INCOME BEFORE FEDERAL INCOME TAXES                            28,290      -        49,282
Federal income taxes                                           6,888      -        16,910
-----------------------------------------------------------------------------------------

NET GAIN FROM OPERATIONS                                      21,402      -        32,372
Net realized capital gains (losses)                            2,196      -        (4,201)
-----------------------------------------------------------------------------------------

NET INCOME                                                  $ 23,598      -      $ 28,171
=========================================================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                                                                           PLA-3

                         Pacific Life & Annuity Company

              STATEMENTS OF CAPITAL AND SURPLUS - STATUTORY BASIS

                                     Common Stock
                                     -------------  Paid-in  Unassigned
                                     Shares Amount  Surplus  Surplus    Total
-------------------------------------------------------------------------------
                                      (In Thousands)
BALANCES, JANUARY 1, 2000            2,900  $2,900  $134,607 $ 63,441  $200,948
  Net income                                                   28,171    28,171
  Other surplus transactions, net                              (3,405)   (3,405)
-------------------------------------------------------------------------------
BALANCES, DECEMBER 31, 2000          2,900   2,900   134,607   88,207   225,714
                                   ============================================
  Net income                                                   23,598    23,598
  Cumulative effect of changes in
   accounting principles                                       10,791    10,791
  Other surplus transactions, net                              (8,386)   (8,386)
-------------------------------------------------------------------------------
BALANCES, DECEMBER 31, 2001          2,900  $2,900  $134,607 $114,210  $251,717
===============================================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

PLA-4

                         Pacific Life & Annuity Company

                   STATEMENTS OF CASH FLOWS - STATUTORY BASIS

                                                                   Years Ended
                                                                   December 31,
                                                            2001                 2000
-------------------------------------------------------------------------------------------
                                                                 (In Thousands)
CASH FROM OPERATIONS
Receipts
  Premiums and annuity considerations                       $ 722,875     -      $ 433,264
  Net investment income                                        26,342     -         27,997
  Federal income taxes                                         10,688     -
  Other, net                                                    1,060     -          1,565
Payments                                                                  -
  Policy benefit payments                                    (454,938)    -       (271,558)
  Operating expenses                                         (127,407)    -        (92,298)
  Premium and other taxes                                     (12,372)    -         (7,875)
  Federal income taxes                                                    -        (25,858)
-------------------------------------------------------------------------------------------
NET CASH FROM OPERATIONS                                      166,248     -         65,237
-------------------------------------------------------------------------------------------

CASH FROM INVESTMENTS
Proceeds
  Bonds                                                        53,078     -         64,792
  Stocks                                                        6,296     -          5,391
  Mortgage loans                                                  582     -         12,654
  Other                                                        15,507     -         12,424
Payments for the purchase of                                              -
  Bonds                                                      (210,789)    -        (86,900)
  Stocks                                                         (736)    -         (8,197)
  Mortgage loans                                                          -        (12,000)
  Other                                                       (25,577)    -        (35,568)
Net tax on capital (gains) losses                                (532)    -            782
-------------------------------------------------------------------------------------------
NET CASH FROM INVESTMENTS                                    (162,171)    -        (46,622)
-------------------------------------------------------------------------------------------

CASH FROM FINANCING AND MISCELLANEOUS SOURCES
  Deposits on deposit-type contracts                            6,026     -          1,995
  Withdrawals on deposit-type contracts                          (215)    -         (4,080)
Other, net                                                      7,465     -            786
-------------------------------------------------------------------------------------------
NET CASH FROM FINANCING AND MISCELLANEOUS SOURCES              13,276     -         (1,299)
-------------------------------------------------------------------------------------------
Net change in cash and short-term investments                  17,353     -         17,316
Cash and short-term investments, beginning of year             91,041     -         73,725
-------------------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR                $ 108,394     -      $  91,041
===========================================================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                                                                           PLA-5

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   NATURE OF OPERATIONS

   Pacific Life & Annuity Company (PL&A) is a stock life insurance company domiciled in the State of Arizona, and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life). PL&A provides benefit programs to employers and other benefit plan sponsors throughout the United States and offers medical, dental, life, and other ancillary coverage to small and mid-size employers, as well as flexible funding arrangements for labor management and union trusts. In addition, stop loss products are sold through Pacific Life and companion group life insurance is sold through PL&A to self-funded plan sponsors. PL&A also markets and distributes variable universal life insurance, structured settlement annuities and guaranteed interest contracts (GICs). The top geographic locations in the United States for statutory premiums and deposits were California, Colorado, Florida, New York and Texas for the year ended December 31, 2001. No other jurisdiction accounted for more than 5% of statutory premiums and deposits.

   In 1999, PL&A received approval from the State of New York Insurance Department (NY DOI) to transact business in the State of New York. In 2000, PL&A began selling variable universal life insurance and institutional products and services in New York. In 2001, PL&A received approval from the NY DOI and the Securities and Exchange Commission to sell variable annuity products, which PL&A anticipates to begin selling in 2002.

   BASIS OF PRESENTATION

   PL&A prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (U.S. GAAP). Effective January 1, 2001, AZ DOI required that insurance companies domiciled in the State of Arizona prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual - version effective January 1, 2001 (NAIC SAP), subject to any deviations prescribed or permitted by the AZ DOI, of which there were none.

   NAIC SAP does not allow for restatement of prior year amounts. Therefore, prior year amounts presented in the financial statements and footnotes are not comparable to current year amounts. Certain prior year amounts have been reclassified to conform to 2001 financial statement presentation.

   Accounting changes adopted to conform to the provisions of the NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the changes in accounting principles. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, PL&A reported changes in accounting principles as an adjustment that increased unassigned surplus by $10.8 million as of January 1, 2001. Included in this total adjustment is an increase of $4.6 million related to net deferred tax assets and $7.6 million related to Federal income taxes recoverable.

   NAIC SAP and accounting practices prescribed or permitted by the AZ DOI differ in certain respects, which in some cases may be material from U.S. GAAP. U.S. GAAP stockholder's equity as of December 31, 2001 and 2000 was $280.9 million and $255.5 million, respectively, compared to statutory capital and surplus as included in these financial statements of $251.7 million and $225.7 million, respectively. U.S. GAAP net income for the years ended December 31, 2001 and 2000 was $23.3 million and $30.9 million, respectively, compared to statutory net income included in these financial statements of $23.6 million and $28.2 million, respectively.

PLA-6

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   (Continued)

   NEW NAIC SAP STANDARDS

   In March 2001, the NAIC adopted Statement of Accounting Statutory Principle
   (SSAP) No. 82, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use and Web Site Development Costs (SSAP No. 82). This statement requires that internal and external costs incurred to develop internal-use computer software and web sites during the application development stage and infrastructure stage should be capitalized; costs incurred during the preliminary project stage and post-implementation and operation stage should be expensed as incurred. Amortization guidelines outlined in NAIC SAP are applicable for all operating and nonoperating software. This statement is effective for years beginning January 1, 2002. Implementation of this statement is not expected to have a material impact on PL&A's financial statements.

   INVESTMENTS

   Bonds not backed by other loans, where eligible under NAIC rules, are stated at amortized cost using the interest method. Other bonds are valued at the lower of amortized cost or market. Preferred stocks, where eligible under NAIC rules, are stated at amortized cost. Other preferred stocks are stated at the lower of amortized cost or market. Investments in unaffiliated common stocks are valued, as provided by the NAIC, at approximate market value. The cost of bonds and preferred and unaffiliated common stocks are adjusted for impairments in value deemed to be other than temporary.

   Mortgage loans on real estate are stated at the aggregate carrying value less accrued interest. PL&A records a general reserve for losses on mortgage loans as part of the asset valuation reserve (AVR).

   Loan-backed securities, where eligible under NAIC rules, are stated at amortized cost. Other loan-backed securities are stated at the lower of amortized cost or market.

   Short-term investments are stated at amortized cost, which approximates estimated fair value. Short-term investments include, but are not limited to, bonds, commercial paper and money market instruments whose maturities at the time of acquisition were one year or less.

   The retrospective method of accounting for amortization of premium or discount is utilized for all mortgage and asset-backed securities except for interest only and residual securities, which are valued using the prospective method. The prepayment assumptions for all mortgage and asset-backed securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with the current interest rate and economic environment at the time of valuation.

   Investments in joint ventures, partnerships and limited liability companies, including companies where PL&A has minor ownership interests, are generally recorded based on the underlying U.S. GAAP equity of the investee.

   Derivative instruments that are used in hedging activities are accounted for in a manner consistent with the hedged item. Gains and losses on terminated derivative instruments that are used in hedging activities are deferred and amortized into earnings over the remaining life of the hedged item. Derivatives that do not qualify for hedge accounting are valued at market value through realized capital gains and losses. Gains and losses on ineffective hedges are reported as realized capital gains and losses in the period they occur.

   The AVR is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain invested assets. Changes to the AVR are reported as direct additions to, or deductions from unassigned surplus. The interest maintenance reserve (IMR) results in the deferral of after-tax realized capital gains and losses attributable to interest rate fluctuations on fixed income investments. These capital gains and losses are amortized into net investment income over the remaining life of the investment sold. The IMR of $1.5 million and $1.8 million as of December 31, 2001 and 2000, respectively, is included in other liabilities.

                                                                           PLA-7

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

1. NATURE OF OPERATIONS AND SUMMARY SIGNIFICANT ACCOUNTING POLICIES
   (Continued)

   Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Interest income on impaired mortgage loans is generally recognized on a cash basis.

   PL&A accrues interest on impaired mortgage loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is non-admitted. All other investment income due and accrued with amounts over 90 days past due is non-admitted.

   Realized capital gains and losses are determined on the specific identification method and are presented net of Federal capital gains tax (benefit) of $0.8 million and ($1.8) million and transfers to the IMR of $0.2 million and $0.9 million for the years ended December 31, 2001 and 2000, respectively.

   AGGREGATE RESERVES, LIABILITY FOR DEPOSIT-TYPE CONTRACTS AND POLICY AND CONTRACT CLAIMS

   Aggregate reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Variable universal life insurance reserves are valued using the Commissioners' Reserve Valuation Method (CRVM) or other modified reserve methods. Interest rate assumptions were 4% for 2001 and 2000. Reserves for individual annuities are maintained principally on CRVM with appropriate statutory interest and mortality assumptions computed on the basis of interest ranging from 5.25% to 7.00%. Interest rates for GICs ranged from 5.48% to 7.15% for 2001 and 2000. Medical expense claims reserves are based on PL&A's actual loss experience. Group life insurance reserves, including premium waivers, are based on various tabular methods and actual loss experience. Disabled life reserves are determined using various tabular reserve methods. Tabular interest, tabular interest less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations.

   PL&A establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid. An expense liability is established associated with paying those claims.

   PL&A waives deduction of deferred fractional premium upon death of insured and does not return any portion of the final premium for periods beyond the date of death. Continuous premium assumption is used for all reserves. All reserves are set to the greater of the computed reserve amount and surrender value.

   For all policies with a substandard rating, the base coverage CRVM reserves are based on appropriate multiples of the standard rates of mortality.

   Payments received on contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the summary of operations when earned under the terms of the contract. Payments to policyholders are recorded as benefit expense to the extent that such payments differ from the recorded liability. For the year ended December 31, 2000, payments received and payments to policyholders are included in premiums and annuity considerations, and current and future policy benefits, respectively, in the statements of operations - statutory basis. Interest rates credited range from 6.75% to 7.00%.

PLA-8

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   (Continued)

   REVENUES, BENEFITS AND EXPENSES

   Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life premiums are recognized as income when due from the policyholder under the terms of the insurance contract. For flexible premium products, premiums are recognized as income when received from the policyholder. Annuity considerations are recognized as revenue when received. GICs contain purchase rate guarantees that cause them to be classified as life contracts under Statement of Statutory Accounting Principles (SSAP) No. 50, Classifications and Definitions of Insurance of Managed Care Contracts In Force.

   For the year ended December 31, 2001, certain elements in the statements of operations - statutory basis are being reported differently due to NAIC SAP. Most significantly, deposit-type contracts, as defined by SSAP No. 52, Deposit Type Contracts, are no longer being reported in the statements of operations - statutory basis. Payments received on these contracts, which are primarily structured settlement annuities without life contingencies and certain group contracts, are recorded directly to the liability for deposit-type contracts.

   Expenses, including policy acquisition costs, are charged to operations as incurred.

   FEDERAL INCOME TAXES

   PL&A is taxed as a life insurance company for income tax purposes and its operations are included in the consolidated Federal income tax return of Pacific Mutual Holding Company, PL&A's ultimate parent. Included in the consolidated return are the following entities: Pacific LifeCorp, Aviation Capital Group Holding Corp., Pacific Life, Pacific Select Distributors, Inc., Associated Financial Group, Inc. and its subsidiaries, Mutual Service Corporation and its subsidiaries, United Planners' Group, Inc., PMRealty Advisors, Inc., and Pacific Financial Products, Inc. The method of allocation between companies is subject to written agreement approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are settled on a quarterly basis.

   FURNITURE AND EQUIPMENT AND LEASEHOLD IMPROVEMENTS

   Furniture and equipment is generally depreciated over 3 to 10 years. Leasehold improvements are carried at cost less accumulated amortization. PL&A provides for amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally amortized over 7 to 10 years. Depreciation and amortization expense was $0.5 million and $0.6 million for the years ended December 31, 2001 and 2000, respectively.

   OTHER SURPLUS TRANSACTIONS

   Other surplus transactions primarily consist of changes in net unrealized capital gains and losses, net deferred income tax, non admitted assets and the AVR.

   SEPARATE ACCOUNTS

   PL&A issues variable universal life contracts, the assets and liabilities of which are legally segregated and recorded as separate account assets and liabilities. The net investment experience of the separate accounts are credited directly to the contract owner and can be positive or negative. Mortality, policy administration and surrender charges to all separate accounts are recorded in revenue.

                                                                           PLA-9

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   (Continued)

   Separate account assets consist of investments in the Pacific Select Fund, a family of mutual funds sponsored by Pacific Life that represent the primary investment vehicle for PL&A's variable universal life products, and are carried at fair value, as based upon quoted market prices. The investment results of separate account assets generally pass through to the separate account contract owners.

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments disclosed in Notes 2, 3 and 4 has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts PL&A could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2001 and 2000, PL&A exceeded the minimum risk-based capital requirements.

   BUSINESS RISKS

   PL&A operates in a business environment which is subject to various risks and uncertainties. PL&A's group health insurance is subject to varying levels of regulation. The United States Congress has, from time to time, considered various health care proposals and several states have enacted health care reform legislation. Although it is not possible to predict what changes may be adopted at the state or Federal level, certain changes could have a negative impact upon the group health business of PL&A.

   ACCOUNTING DIFFERENCES BETWEEN NAIC SAP AND U.S. GAAP

   The significant differences between NAIC SAP and U.S. GAAP are noted below:

     Investments in bonds and preferred stocks are generally carried at amortized cost under NAIC SAP; under U.S. GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at estimated fair value.

     Investments in common stocks are valued as prescribed by the Securities Valuation Office (SVO) of the NAIC, while under U.S. GAAP, common stocks are reported at fair value.

     Policy acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are expensed when incurred under NAIC SAP; under U.S. GAAP, such costs are deferred and amortized either over future expected gross profits or when premiums are earned.

     Premiums are generally recorded as revenue during the premium paying period for contracts that incorporate mortality or morbidity risk under NAIC SAP; under U.S. GAAP, revenues are only recorded for policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances.

     Policy reserves are based on statutory mortality and interest requirements and without consideration of withdrawals and are reported net of reinsurance reserve credits under NAIC SAP; under U.S. GAAP, the reserves are equal to policyholder account value or other appropriate valuation technique and are reported gross of reinsurance reserve credits.

PLA-10

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   (Continued)

     Prior to January 1, 2001, no provision was made for deferred income taxes under NAIC SAP; under U.S. GAAP, deferred taxes result from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements. Subsequent to January 1, 2001, NAIC SAP requires that a provision be made for deferred taxes; however, the amount is charged to surplus rather than income as for U.S. GAAP. In addition, under NAIC SAP, there are limitations as to the amount of net deferred tax assets that may be reported as admitted assets.

     Comprehensive income and its components are not presented under NAIC SAP.

     An IMR is established to capture realized investment gains and losses, net of tax, on the sale of fixed income investments resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold under NAIC SAP; no such reserve is allowed under U.S. GAAP.

     An AVR, based upon a formula prescribed by the NAIC, is established as a liability to offset potential noninterest related investment losses, and changes in the AVR are charged or credited directly to surplus under NAIC SAP; no such reserve is allowed under U.S. GAAP.


   USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining investment valuations and allowances, derivative valuations and liabilities for aggregate reserves and policy and contract claims. Actual results could differ from those estimates.

2. INVESTMENTS

   BONDS AND SHORT-TERM INVESTMENTS

   The book/adjusted carrying value, estimated fair value and net unrealized gain (loss) of bonds and short-term investments are shown below. Bonds include loan-backed and structured securities. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in matrix pricing and modeling techniques. PL&A also estimates certain fair values based on interest rates, credit quality and average maturity, or from securities with comparable trading characteristics.

                                          Book/Adjusted               Net
                                            Carrying    Estimated  Unrealized
                                              Value     Fair Value    Gain
                                          -----------------------------------
                                                    (In Thousands)
    December 31, 2001:
    ------------------
    U.S. Government                         $  6,015     $  6,098     $    83
    All other governments                      3,093        3,225         132
    States, territories and possessions        4,061        4,236         175
    Special revenue & special assessment
     obligations, etc.                        17,775       18,399         624
    Public utilities                         157,001      158,080       1,079
    Industrial & miscellaneous               341,500      349,887       8,387
                                          -----------------------------------
    Total                                   $529,445     $539,925     $10,480
                                          ===================================

                                                                          PLA-11

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

2. INVESTMENTS (Continued)


                                         Book/Adjusted               Net
                                           Carrying    Estimated  Unrealized
                                             Value     Fair Value    Gain
                                         -----------------------------------
                                                   (In Thousands)
    December 31, 2000:
    ------------------
    U.S. Government                        $  7,976     $  8,052      $   76
    All other governments                     3,058        3,220         162
    States, territories and possessions       9,201        9,565         364
    Special revenue & special
     assessment obligations, etc.             6,849        6,907          58
    Public utilities                         19,245       19,348         103
    Industrial & miscellaneous              305,774      307,661       1,887
                                         -----------------------------------
    Total                                  $352,103     $354,753      $2,650
                                         ===================================

   The book/adjusted carrying value and estimated fair value of bonds and short-term investments as of December 31, 2001, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 Book/Adjusted
                                                   Carrying    Estimated
                                                     Value     Fair Value
                                                 ------------------------
                                                      (In Thousands)
         Due in one year or less                   $135,030      $135,327
         Due after one year through five years      193,466       200,964
         Due after five years through ten years      48,591        49,962
         Due after ten years                        113,261       113,069
                                                 ------------------------
                                                    490,348       499,322
         Mortgage-backed and asset-backed secu-
          rities                                     39,097        40,603
                                                 ------------------------
         Total                                     $529,445      $539,925
                                                 ========================

   Proceeds from sales of investments in bonds and short-term investments were $7.8 million and $13.1 million for the years ended December 31, 2001 and 2000, respectively. Gross gains of $1.4 million and $1.1 million and gross losses of zero and $0.1 million were realized on those sales for the years ended December 31, 2001 and 2000, respectively.

   Bonds with an amortized cost of $6.0 million as of December 31, 2001 and 2000 were on deposit with government agencies as required by law in various jurisdictions in which PL&A conducts business.

   AFFILIATED COMMON STOCK

   During 2001, PL&A recognized an impairment in the common stock of an affiliated entity due to an other than temporary decline in fair value. PL&A and its parent, Pacific Life, collectively own 12.45% of Cornerstone Propane Partners LP (Cornerstone), a publicly traded gas company. As evidenced by a lowering of cash distributions on its common units, Cornerstone was negatively impacted by warm winters in the east and non-accretive acquisitions. This affected the market value of the stock that resulted in a $0.4 million write-down of PL&A's investment based on the stock's December 31, 2001 public market quote.

PLA-12

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

2. INVESTMENTS (Continued)

   MORTGAGE LOANS

   For the years ended December 31, 2001 and 2000, PL&A did not originate any new loans. The maximum percentage of any one loan to the value of the security at the time the loan was originated, exclusive of insured, guaranteed, or purchase money mortgages, was 75%. PL&A does not have any taxes, assessments and other amounts advanced that are not included in the mortgage loan total.

   PL&A's mortgage loans finance various types of commercial and residential properties throughout the United States. The geographic distributions of the mortgage loans were as follows:

                                           December 31,
                                           2001    2000
                                          ---------------
                                          (In Thousands)
         California                       $12,196 $12,216
         North Carolina                     1,780   1,862
         Nevada                               194     254
         Virginia                             142     312
         All other states                     113     360
                                          ---------------
                                          $14,425 $15,004
                                          ===============

   As of December 31, 2001 and 2000, the outstanding mortgage loan balance on one commercial loan in California was $12 million or 83% and 80% of the mortgage loan balance, respectively. This loan is secured by multiple properties including golf courses, hotels, private clubs, a conference center, undeveloped land and retail assets.

3. FINANCIAL INSTRUMENTS

   The statement value and estimated fair values of PL&A's financial instruments, are as follows:

                                      December 31, 2001    December 31, 2000
                                     -------------------- ---------------------
                                     Statement Estimated  Statement  Estimated
                                       Value   Fair Value   Value    Fair Value
                                     ------------------------------------------
                                                  (In Thousands)
    Assets:
      Bonds and short-term
       investments
       (Note 2)                      $529,445   $539,925  $352,103    $354,753
      Preferred stocks                  2,275      4,393     6,963       7,429
      Common stocks                     4,539      4,539     6,849       6,392
      Mortgage loans                   14,425     14,486    15,004      16,152
      Financial futures contracts                           (1,110)
      Interest rate swap contracts                   121
      Foreign currency derivatives                    28                  (129)
    Liabilities:
      Guaranteed interest contracts    64,256     64,256    20,314      20,314
      Deposit-type contracts            9,231      9,231     3,212       3,212

                                                                          PLA-13

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

3. FINANCIAL INSTRUMENTS (Continued)

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2001 and 2000:

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   LOANED-BACKED SECURITIES

   The prepayment assumptions for mortgage and asset backed securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. PL&A used available market information and appropriate valuation methodologies in determining the market value of its loan-backed securities. In 2001, PL&A recorded no changes from the retrospective to prospective methodology due to negative yields on specific securities.

   DERIVATIVE FINANCIAL INSTRUMENTS

   PL&A invests in certain derivative financial instruments to reduce exposure to interest rate risk and foreign currency risk. The derivative financial instruments utilized by PL&A include financial futures contracts, foreign currency forward contracts, and interest rate swap contracts.

   Derivative instruments that are used in hedging activities are accounted for in a manner consistent with the hedged item. Gains or losses on terminated derivative instruments that are used in hedging activities are deferred and amortized into earnings over the remaining life of the hedge item. Derivatives that do not qualify for hedge accounting are valued at market value through realized capital gains and losses. Gains and losses on ineffective hedges are reported as realized capital gains and losses in the period they occur.

   Financial futures are commitments to either purchase or sell designated financial instruments at a future date for a specified price or yield. They may be settled in cash or through delivery. As part of its asset/liability management, PL&A generally utilizes futures contracts to manage its market risk related to bonds and anticipatory investment purchases and sales. Futures used in hedges of anticipatory transactions pertain to identified transactions that are probable to occur and are generally completed within 180 days. Futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require security deposits, as well as daily cash settlement of margins.

   Foreign exchange forward contracts are commitments to exchange foreign currency denominated payments for US dollar denominated payments at a specific date. PL&A enters into foreign exchange contracts to hedge against fluctuations in foreign currency exposure. Gains and losses on foreign exchange forward contracts offset currency gains and losses on the related assets.

   Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed-rate and floating-rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and neither party makes any principal payments. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. PL&A uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Net settlement amounts are reported as adjustments to net investment income on an accrual basis over the life of the swap agreement.


PLA-14

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

3. FINANCIAL INSTRUMENTS (Continued)

   Credit exposure is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract. The risk is measured by the fair value of contracts with a positive fair value at the reporting date reduced by the effect of master netting agreements. PL&A attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits and executing legally enforceable master netting agreements. To date, PL&A has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

   Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. PL&A mitigates this risk through established hedging policies.

   The following table presents the notional amount, statement value, credit exposure and estimated fair value of PL&A's derivative financial instruments:

                                  Notional Statement  Credit  Estimated
                                   Amount    Value   Exposure Fair Value
                                  --------------------------------------
                                              (In Thousands)
    December 31, 2001:
    ------------------
    Interest rate swap contracts  $ 3,000              $121       $ 121
    Foreign currency contracts      4,678                28          28
                                  -------------------------------------
    Total derivative financial
     instruments                  $ 7,678   $    -     $149       $ 149
                                  =====================================
    December 31, 2000:
    ------------------
    Financial futures contracts   $31,300   $(1,110)
    Foreign currency contracts      3,744                         $(129)
                                  -------------------------------------
    Total derivative financial
     instruments                  $35,044   $(1,110)   $ -        $(129)
                                  =====================================

   For the years ended December 31, 2001 and 2000, PL&A did not hold any derivatives for other than hedging purposes.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT-TYPE CONTRACTS

   The estimated fair value of GICs is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit-type contracts approximates statement value.

                                                                          PLA-15

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

4. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

   The table below summarizes the face (notional) amount of PL&A's derivative financial instruments with off-balance sheet risk:

                                                Assets      Liabilities
                                            -------------- -------------
                                             December 31,  December 31,
                                             2001   2000    2001   2000
                                            -------------- -------------
                                                   (In Thousands)
    December 31, 2001:
    ------------------
    Financial futures contracts                    $31,300
    Interest rate swap contracts            $3,000
    Foreign currency contracts               4,678   3,744
                                            ----------------------------
    Total derivative financial instruments  $7,678 $35,044 $   -  $   -
                                            ============================

   Notional amounts of derivatives do not represent amounts that must be paid or received in the future. Such amounts do provide an indication of the derivative's potential sensitivity to interest rates or currencies, as applicable.

   PL&A is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. The credit exposure of interest rate swaps and foreign currency forwards is represented by the fair value of contracts with a positive fair value at the reporting date. Because exchange-traded futures are effected through a regulated exchange and positions are marked to market and settled on a daily basis, PL&A has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

   PL&A is required to put up collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. PL&A currently puts up cash and U.S. Treasury Bonds to satisfy this collateral requirement.

   The current credit exposure of PL&A's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. PL&A also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. 100% of the net credit exposure for PL&A from derivative contracts is with investment-grade counterparties.

5. INCOME TAXES

   For the year ended December 31, 2000, the AZ DOI approved a permitted practice for PL&A to record deferred income taxes. As of December 31, 2000, PL&A had a net deferred tax asset of $11.6 million. The change in the deferred tax asset of $6.9 million was recorded as Federal income taxes in the summary of operations -- statutory basis. The net deferred tax asset balance was non admitted. If deferred income taxes had not been recognized, net income would have increased by $6.9 million for the year ended December 31, 2000. Surplus would be unchanged. For the year ended December 31, 2001, PL&A adopted SSAP No. 10, Income Taxes from NAIC SAP, which provides for the recognition of deferred tax assets and deferred tax liabilities. The admissibility of the net deferred tax asset is subject to tests prescribed by SSAP No. 10.


PLA-16

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

5. INCOME TAXES (Continued)

   The components of the net deferred tax asset, which are included in other assets, are as follows:

                                             December 31, January 1,
                                                 2001        2001
                                             -----------------------
                                                 (In Thousands)
        Total of all deferred tax assets       $15,305     $11,425
        Total of all deferred tax
         liabilities                               734         283
                                             ---------------------
        Net deferred tax asset                  14,571      11,142
        Total deferred tax assets non
         admitted                                9,968       6,562
                                             ---------------------
        Net admitted deferred tax asset        $ 4,603     $ 4,580
                                             =====================
        Increase in deferred tax assets non
         admitted                              $ 3,406
                                             =========

   The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

                                            December 31, January 1,
                                                2001        2001
                                            -----------------------
                                                (In Thousands)
        Deferred tax assets:
          Book over tax reserve               $ 3,909     $ 3,640
          Impairment write-downs                2,303       3,778
          Deferred compensation                 2,436       2,115
          Policy acquisition costs              1,496       1,456
          Other                                 5,161         436
                                            ---------------------
          Total deferred tax assets            15,305      11,425
          Non admitted deferred tax assets      9,968       6,562
                                            ---------------------
        Admitted deferred tax assets            5,337       4,863
                                            ---------------------
        Deferred tax liabilities:
          Bond market discount                   (497)       (246)
          Depreciable assets                     (211)
          Accrued assessments                     (26)        (37)
                                            ---------------------
          Total deferred tax liabilities         (734)       (283)
                                            ---------------------
          Net admitted deferred tax asset     $ 4,603     $ 4,580
                                            =====================

   The change in net deferred income taxes, exclusive of the non admitted assets, is comprised of the following:

                                      December 31,  January 1,
                                          2001        2001    Change
                                      -------------------------------
                                             (In Thousands)
        Total deferred tax assets      $15,305     $11,425   $ 3,880
        Total deferred tax liabilities
                                          (734)       (283)     (451)
                                      ------------------------------
        Net deferred tax asset         $14,571     $11,142     3,429
                                      ======================
        Tax effect of net
         unrealized losses                                    (3,715)
                                                             -------
        Change in net deferred
        income taxes                                         $  (286)
                                                             =======

                                                                          PLA-17

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

5. INCOME TAXES (Continued)

   The provision for Federal income taxes on earnings are as follows:

                                                 Years Ended
                                                 December 31,
                                                 2001   2000
                                                --------------
                                                (In Thousands)
        Current income tax expense (benefit)
          Ordinary                              $6,888 $16,910
          Net realized capital gains (losses)      823  (1,757)
                                                --------------
        Total Federal income taxes on earnings  $7,711 $15,153
                                                ==============

   The provision for Federal income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate of 35% to income and net realized capital gains (losses) before Federal income taxes. The significant items causing this difference for the year ended December 31, 2001 are as follows (In Thousands):

        Provision computed at statutory rate               $11,037
        Dividends received deduction                           (60)
        Amortization of interest maintenance reserve          (147)
        Amounts related to prior years                      (2,833)
                                                           -------
        Total Federal income taxes incurred                $ 7,997
                                                           =======

        Federal income taxes incurred on earnings          $ 7,711
        Change in net deferred income taxes                    286
                                                           -------
        Total Federal income taxes incurred                $ 7,997
                                                           =======

   The following are Federal income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses (In Thousands):

        2001 (estimated)       $10,544
        2000                    13,980
        1999                    14,452

PLA-18

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

6. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

   Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in both aggregate reserves and policy and contract claims, is summarized as follows:

                                         Years Ended December 31,
                                             2001          2000
                                         --------------------------
                                              (In Thousands)
        Balance at January 1                 $ 98,414      $ 91,583
          Less reinsurance recoverables            49           107
                                         --------------------------
        Net balance at January 1               98,365        91,476
                                         --------------------------
        Incurred related to:
          Current year                        493,512       285,073
          Prior years                          (3,992)      (14,821)
                                         --------------------------
        Total incurred                        489,520       270,252
                                         --------------------------
        Paid related to:
          Current year                        389,187       218,285
          Prior years                          61,255        45,078
                                         --------------------------
        Total paid                            450,442       263,363
                                         --------------------------
        Net balance at December 31            137,443        98,365
          Plus reinsurance recoverables           473            49
                                         --------------------------
        Balance at December 31               $137,916      $ 98,414
                                         ==========================

   As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $4.0 million and $14.8 million for the years ended December 31, 2001 and 2000, respectively.

7. RELATED PARTY TRANSACTIONS

   PL&A provides underwriting and administrative services for Pacific Life's group life and health insurance under an administrative services agreement. Fees earned under this agreement were $9.1 million and $10.7 million for the years ended December 31, 2001 and 2000, respectively. Pacific Life also provides investment and administrative services for PL&A under a separate administrative services agreement. Charges for these services were $18.5 million and $12.9 million for the years ended December 31, 2001 and 2000, respectively. Net amounts due to Pacific Life as December 31, 2001 and 2000, were $1.2 million and $0.3 million, respectively.

   Previously, PL&A assumed substantially all of Pacific Life's group life and health insurance under a reinsurance agreement, which terminated January 1, 1999, by mutual agreement. During 2001, the runoff from the reinsurance contract was settled, and as of December 31, 2001, no reinsurance liabilities or receivable existed between Pacific Life and PL&A. Premiums of ($0.2) million and ($0.6) million and benefits of $0.5 million and $1.4 million were assumed for the years ended December 31, 2001 and 2000, respectively.

                                                                          PLA-19

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

8. EMPLOYEE BENEFIT PLANS

   PL&A permits eligible employees to participate in a defined benefit pension plan provided by Pacific Life. Pacific Life allocates amounts to PL&A based on a percentage of salaries. PL&A's share of net expense was $1.4 million and $1.1 million for the years ended December 31, 2001 and 2000, respectively.

   PL&A permits certain employees to defer a portion of cash compensation under a deferred compensation plan provided by Pacific Life. Interest accrued to this plan amounted to $0.6 million and $0.4 million for the years ended December 31, 2001 and 2000, respectively.

   PL&A participates in a defined benefit health care plan and a defined benefit life insurance plan (the Plans) provided by Pacific Life. The Plans provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. PL&A's share of net expense was $67,681 and $95,516 for the years ended December 31, 2001 and 2000, respectively. The expense is based on PL&A's respective percentage of employees that were eligible for the plan.

   PL&A permits eligible employees to participate in a defined contribution plan provided by Pacific Life. Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees. Pacific Life's RISP matches 75% of each employee's contribution, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). The ESOP provides shares of Pacific LifeCorp, Pacific Life's immediate parent, to eligible employees. PL&A's share of net expense was $1.5 million and $1.2 million for the years ended December 31, 2001 and 2000, respectively.

9. CAPITAL AND SURPLUS

   DIVIDEND RESTRICTIONS

   Dividend payments by PL&A to its parent cannot exceed the lesser of 10% of surplus as of the preceding year-end, as regards to policyholders, or the statutory net gain from operations for the previous calendar year, without prior approval from the AZ DOI. Based on this limitation and 2001 statutory results, PL&A could pay $21.4 million in dividends in 2002 without prior approval from the AZ DOI. Dividends are not cumulative and no dividends were paid during 2001 and 2000.

   SURPLUS RESTRICTIONS

   There are no restrictions on PL&A's surplus.

   UNASSIGNED SURPLUS

   The portion of unassigned surplus reduced by each item below is as follows:

                                                 December 31,
                                                 2001    2000
                                                ---------------
                                                (In Thousands)
         Net unrealized losses                  $ 7,594 $   196
         Non admitted asset values               13,921  22,534
         Asset valuation reserves                 4,148   4,769

PLA-20

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

10. RETROSPECTIVELY RATED CONTRACTS

    PL&A estimates accrued retrospective premium adjustments for its group life and health insurance business through a mathematical approach using its experience rating practices.

    The amount of net premiums earned by PL&A at December 31, 2001 and 2000, that are subject to retrospective rating features, was $5.3 million and $5.4 million, respectively, which represented 0.8% and 1.3% of the total net premiums earned for group life and health.

11. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE CONTRACT FUNDS AND OTHER LIABILITIES WITHOUT LIFE OR DISABILITY CONTINGENCIES

    The table below describes withdrawal characteristics of certain annuity actuarial reserves and deposit-type contacts, including GICs.

                                           Years Ended December 31,
                                        2001                      2000
                              ------------------------- -------------------------
                              (In Thousands) % of Total (In Thousands) % of Total
    Subject to discretionary
     withdrawal with
     market value adjustment     $ 64,256        45%       $20,314         46%
    At book value without
     adjustment                     3,676         3%         3,210          7%
    Not subject to
     discretionary
     withdrawal                    73,722        52%        20,569         47%
                              ----------------------    ----------------------
    Total (gross)                $141,654       100%       $44,093        100%
                              ======================    ======================

    The following information was reported in the applicable exhibit in PL&A's December 31, 2001 Annual Statement, which is filed with the AZ DOI, and is provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Statement of Liabilities, Surplus and Other Funds as of December 31, 2001 (In Thousands):

         Annuities and GIC's                              $132,234
         Supplementary contracts with life contingencies       189
         Deposit-type contracts                              9,231
                                                          --------
         Total                                            $141,654
                                                          ========

12. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

    Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2001 are as follows:

                                 Gross  Net of Loading
                                ----------------------
                                   (In Thousands)
         Ordinary new business  $   (1)         $   (1)
         Group life              4,014           3,686
                                ----------------------
         Total                  $4,013          $3,685
                                ======================

                                                                          PLA-21

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

13. ELECTRONIC DATA PROCESSING EQUIPMENT AND SOFTWARE

    Electronic data processing (EDP) equipment and non-operating software are carried at cost less accumulated depreciation, and are included in other assets. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life or three years for EDP equipment and five years for non-operating software.

    EDP equipment and non-operating software consists of the following:

                                      December 31,
                                     2001      2000
                                   ------------------
                                    (In Thousands)
         EDP equipment             $ 12,479  $ 11,319
         Non-operating software       3,149     3,149
                                   ------------------
         Total                       15,628    14,468
         Accumulated depreciation   (13,004)  (11,944)
                                   ------------------
         Net                       $  2,624  $  2,524
                                   ==================

    Non-operating software, net of accumulated depreciation, amount to $0.1 million for the years ended December 31, 2001 and 2000, and is non-admitted.

    Depreciation expense related to EDP equipment and non-operating software amounted to $1.3 million for each of the years ended December 31, 2001 and 2000.

14. SEPARATE ACCOUNTS

    Information regarding the separate accounts of PL&A, which consists only of nonguaranteed separate accounts (Note 1), is as follows (In Thousands):

        For the year ended December 31, 2001:
        -------------------------------------
        Premiums, considerations or deposits                      $2,850
                                                               =========
        December 31, 2001:
        ------------------
        Reserves by valuation basis:
          Market value                                            $2,053
                                                               =========
        Reserves by withdrawal characteristic:
          Subject to discretionary withdrawal at market value     $2,053
                                                               =========
        December 31, 2001:
        -----------------
        Transfers as reported in the Summary of Operations of
           the Separate Accounts Statement:
            Transfers to separate accounts                        $2,850
            Transfers from separate accounts                         583
                                                               ---------
            Net transfers to/from separate accounts                2,267
        Reconciling adjustments:
          Fees associated with charges for investment
           management, administration and contract guarantees       (351)
                                                               =========
        Transfers as included in the accompanying statements
           of operations - statutory basis                        $1,916
                                                               =========

PLA-22

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

15. COMMITMENTS AND CONTINGENCIES

    PL&A has outstanding commitments to make investments in joint ventures, partnerships and limited liability companies as follows (In Thousands):

            Year Ending December 31:
            ------------------------
            2002                            $14,989
            2003 through 2006                23,192
            2007 and thereafter               7,327
                                            -------
            Total                           $45,508
                                            =======

    These commitments have been made in the normal course of investment operations and are not reflected in the accompanying financial statements. Commitments to invest generally represent commitments to acquire financial interests or instruments. PL&A enters into these agreements to allow for additional participation in certain investments. Because the equity investments are not actively traded, it is not practicable to estimate the fair value of these commitments.

    PL&A has operating leases for office space of its operating centers in Fountain Valley and Huntington Beach, California and Phoeniz, Arizona and for its various field offices. Rental expense in connection with these leases was $3.5 million and $2.7 million for the years ended December 31, 2001 and 2000, respectively. Additionally, PL&A has entered into an operating lease effective January 1, 2002 for a new operating center in Irvine, California. Aggregate minimum future commitments, including the new Irvine center, are as follows (In Thousands):

            Year Ending December 31:
            ------------------------
            2002                            $ 3,647
            2003                              5,138
            2004                              5,090
            2005                              4,801
            2006                              4,078
            2007 and thereafter              24,592
                                            -------
            Total                           $47,346
                                            =======

    Certain rental commitments, including the Irvine center, have renewal options extending through the year 2032. Some of these renewals are subject to adjustments in future periods.

    As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guarantee funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in that state. PL&A has not received notification of insolvencies, which are expected to result in a material guaranty fund assessment against PL&A.

    PL&A is a respondent in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the financial position or results of operatioins of PL&A.


                                                                          PLA-23

APPENDIX A - RATES PER $1,000 OF INITIAL FACE AMOUNT

                     Face amount component of M&E Risk Charge
----------------------------------------------------------------------------------
Issue                                      Issue
 Age     Male      Female     Unisex        Age        Male      Female     Unisex
-----    -----     ------     ------       -----       -----     ------     ------
  0      0.075     0.063      0.073         45         0.127     0.118      0.125
  5      0.069     0.059      0.067         50         0.139     0.127      0.136
 10      0.066     0.058      0.064         55         0.155     0.138      0.151
 15      0.064     0.055      0.062         60         0.176     0.154      0.171
 20      0.098     0.095      0.098         65         0.206     0.176      0.199
 25      0.101     0.098      0.101         70         0.247     0.208      0.237
 30      0.105     0.101      0.105         75         0.306     0.257      0.292
 35      0.111     0.106      0.110         80         0.385     0.329      0.368
 40      0.118     0.111      0.116         85         0.498     0.440      0.478
---      --------------------------         --------------------------------------
                      Surrender Charge                       Maximum Surrender Charge
           -----------------------------------         ------------------------------------
Issue
 Age       Male          Female         Unisex          Male          Female         Unisex
-----      -----         ------         ------         ------         ------         ------
  0         5.70          4.79           5.52          1.150           0.724          1.074
  5         5.24          4.48           5.09          1.222           0.772          1.146
 10         5.02          4.41           4.89          1.258           0.784          1.182
 15         4.86          4.18           4.73          1.282           0.820          1.206
 20         9.35          7.83           9.04          3.284           2.444          3.132
 25        11.32          9.58          10.97          4.342           3.368          4.172
 30        12.69         10.87          12.33          5.246           4.164          5.056
 35        14.36         12.31          13.95          6.302           5.096          6.082
 40        19.08         16.26          18.51          8.918           7.302          8.632
 45        25.02         21.85          24.35          12.646         10.400         12.246
 50        29.24         24.97          28.32          16.190         13.352         15.696
 55        34.88         29.06          33.59          19.504         16.132         18.916
 60        42.39         34.52          40.60          25.560         21.144         24.770
 65        52.23         42.29          50.23          32.196         26.922         31.250
 66        51.67         44.17          52.00          32.752         27.516         31.800
 67        51.56         46.16          51.89          32.696         27.470         31.744
 68        51.44         48.29          51.78          32.568         27.386         31.628
 69        51.39         50.58          51.74          32.024         26.950         31.094
 70        51.29         51.15          51.63          31.732         26.730         30.812
 75        50.63         49.40          50.98          30.034         25.452         29.164
 80        49.91         46.06          50.19          26.284         22.080         25.458
 85        48.14         48.74          48.30          18.606         14.570         17.918
---        ----------------------------------          ------------------------------------

If the person insured by the policy is assigned a risk classification other than standard, a factor is applied to the M&E risk face amount charge, surrender charge rate and maximum surrender charge rate according to the nonstandard table rating assigned to that person insured. If the person insured is assigned a nonstandard rating reflected in the table below, the rates above that apply to the person insured is multiplied by the nonstandard table factor below that applies.

                           NONSTANDARD TABLE FACTORS

                                   Nonstandard Table Number
 Issue  -------------------------------------------------------------------------------
  age    1    2    3    4    5    6    7    8    9    10   11   12   13   14   15   16
 -----  ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ----
 0-45   1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.40 1.45 1.50 1.55 1.60 1.65 1.70 1.75 1.80
  50    1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.40 1.45 1.50 1.55 1.60 1.65 1.65 1.65 1.65
  55    1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35
  60    1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05
65-85   1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00
-----   -------------------------------------------------------------------------------

Representative figures shown. For issue ages not listed, please ask your registered representative.

APPENDIX B - DEATH BENEFIT PERCENTAGES

        ----------------  ---------------  ---------------  ----------------------------
        Age   Percentage  Age  Percentage  Age  Percentage  Age               Percentage
        ----------------  ---------------  ---------------  ----------------------------
        0-40         250   50         185   60         130                70         115
          41         243   51         178   61         128                71         113
          42         236   52         171   62         126                72         111
          43         229   53         164   63         124                73         109
          44         222   54         157   64         122                74         107
          45         215   55         150   65         120             75-90         105
          46         209   56         146   66         119                91         104
          47         203   57         142   67         118                92         103
          48         197   58         138   68         117                93         102
          49         191   59         134   69         116  (greater than)93         101
        ----------------  ---------------  ---------------  ----------------------------

PACIFIC SELECT
EXEC II - NY           WHERE TO GO FOR MORE INFORMATION

The Pacific Select     For more information about Pacific Select Exec II - NY,
Exec II - NY           please call or write to us at the address below. You
variable life          should also use this address to send us any notices,
insurance policy is    forms or requests about your policy.
underwritten by
Pacific Life &
Annuity Company.

                      ---------------------------------------------------------
How to contact us      Pacific Life & Annuity Company
                       Client Services Department
                       700 Newport Center Drive
                       P.O. Box 6530
                       Newport Beach, California 92658-7500

                       1-888-595-6997
                       7 a.m. through 5 p.m. Pacific time

                      ---------------------------------------------------------
How to contact the     You can also find reports and other information about
SEC                    the policy and separate account from the SEC. The SEC
                       may charge you a fee for this information.

                       Public Reference Section of the SEC
                       Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                                Underwritten by:

                         Pacific Life & Annuity Company
                                Mailing Address:
                            700 Newport Center Drive
                            Newport Beach, CA 92660
                                 (888) 595-6997

             Visit us at our website: www.pacificlifeandannuity.com


85-21870-02

                          PACIFIC SELECT EXEC II - NY

                  Flexible Premium Variable Insurance Policy

                   Issued by Pacific Life & Annuity Company

                        Supplement dated May 1, 2002 to
                         Prospectus dated May 1, 2002

  The attached prospectus describes two death benefit qualification tests available in connection with the Pacific Select Exec II - NY Flexible Premium Variable Life Insurance Policy ("Policy")--the cash value accumulation test and the guideline premium test. As of the date of this supplement to the prospectus, the cash value accumulation test is not yet available.